UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21732

Mercer Funds (formerly known as MGI Funds)

(Exact Name of Registrant as Specified in Charter)

99 High Street Boston, MA 02110

(Address of Principal Executive Offices)(Zip Code)

Scott M. Zoltowski, Esq. Mercer Investment Management, Inc. (formerly, Mercer Global Investments, Inc.) 99 High Street Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (617) 747-9500

Date of Fiscal Year End: March 31, 2012

Date of Reporting Period: March 31, 2012

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Mercer Funds™

(formerly known as MGI FundsTM)

Annual Report

Mercer US Large Cap Growth Equity Fund

(formerly known as MGI US Large Cap Growth Equity Fund)

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

This report has been prepared for Mercer Funds (formerly known as MGI Funds) shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds (formerly known as MGI Funds) prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

March 31, 2012

MERCER FUNDS

(formerly known as MGI FUNDS)

Mercer US Large Cap Growth Equity Fund

(formerly known as MGI US Large Cap Growth Equity Fund)

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the Russell 1000® Growth Index.

Investment Strategy

The Fund invests in a diversified portfolio of large U.S. and multinational companies that are believed to possess superior potential for long-term capital appreciation. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Growth Index.

Performance

For the fiscal year ended March 31, 2012, the Fund’s Y-3 share class performance was 9.08% compared to its benchmark return of 11.02%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2012, the Fund employed four sub-advisors, Atlanta Capital, Neuberger Berman, Sands Capital and Winslow Capital. Atlanta manages a portfolio using high quality securities as a key part of their selection criteria. They seek companies that have a demonstrated history of consistent growth (typically greater than 8%) and earnings stability. Neuberger Berman uses a fundamental process that leads them to focus on accelerating earnings while avoiding those with decelerating earnings. Sands manages a concentrated portfolio using a fundamental, bottom-up approach looking for leading companies in various industries. Winslow manages a portfolio of fundamental selected securities diversified across market capitalization, earnings growth, market valuations and industry sectors.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market as measured by the S&P 500 Index, continued the rise which started in March of 2009, gaining 87.9% cumulatively for the three-year period ending March 31, 2012. For the one-year period ending March 31, 2012, the S&P 500 Index posted a return of 8.5%. While the performance of U.S. markets was generally flat through the end of July, markets began to fall as the two political parties struggled to effectively negotiate a deal to raise the debt ceiling. Ultimately, an agreement was reached, but it was not enough to address the concerns of Standard & Poors, and on August 5th, U.S. debt suffered an unprecedented downgrade. Stock markets fell considerably as weak economic data combined with investors’ fear that fiscal policy-makers were not going to be able to meaningfully address U.S. economic issues. The rebound in October began with the announcement that the European Central Bank had created their own version of quantitative easing by opening the borrowing window for banks on what was termed the “LTRO” or Long Term Refinancing Operation. The familiar oscillation between risk-on / risk-off markets remained squarely in the risk-on phase as the optimistic tone evident in part of the fourth quarter of 2011 continued virtually uninterrupted in the first quarter of 2012. A persistent upward bias, accompanied by a steady decline in volatility, was evident in many areas of the capital markets. With macro issues such as the sovereign debt crisis receding in importance, albeit temporarily, and rising gasoline prices seen as merely transient, investors focused instead on stabilizing growth in the global economies.

Within the Russell 1000 Growth Index, the best performing sectors for the fiscal year were information technology, consumer discretionary, and consumer staples posting gains of 21.5%, 19.2%, and 17.5% respectively. Eight of ten sectors generated positive returns, with energy and materials the only sectors posting negative results for the year. The lagging sectors for the year were energy, materials, and industrials sectors, posting returns of -9.3%, -2.5% and 1.2%, respectively.

Mercer US Large Cap Growth Fund (formerly known as MGI US Large Cap Growth Fund) underperformed the Russell 1000 Growth Index during this fiscal year. Overall, sector positioning was modestly positive, but this was offset by negative stock selection. The primary source of underperformance was stock selection in the financials and energy sectors, two volatile sectors experiencing fundamental change. An underweight position in the strongly performing consumer staples sector was an additional, material factor in the underperformance of the Fund. Within the financials sector, the Fund’s position of favoring

Mercer US Large Cap Growth Equity Fund

(formerly known as MGI US Large Cap Growth Equity Fund)

capital market stocks over REITs was a significant detractor. In particular, overweight positions to the holdings Charles Schwab and Goldman Sachs and underweighting REIT holdings such as Simon Property and Public Storage were material negative contributors for the year. In the energy sector, equipment and service companies Schlumberger and National Oilwell Varco were large detractors. Strong stock selection in the health care sector was not enough to offset weakness in other areas of the portfolio.

The Winslow portion of the Fund underperformed the Russell 1000 Growth Index for the fiscal year. Stock selections in the information technology and financials sectors were areas of weakness. Winslow was able to add value over the benchmark in the industrials and energy sectors. The Sands portion of the Fund outperformed the Index, helped by several holdings including Alexion Pharmaceuticals, Visa, and Apple. Atlanta underperformed the benchmark and was hurt by information technology holdings Acme Packet and underweight positions to holdings of large tech names like Apple, IBM and Microsoft. Additional weakness was in the energy and consumer discretionary sectors. Neuberger underperformed the benchmark for the fiscal year. Stock selection in the health care, industrials and energy sectors were major sources of underperformance.

Risk Considerations

The Fund invests in growth stocks which may be particularly sensitive to market conditions. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

(formerly known as MGI Funds)

March 31, 2012

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Growth Equity1 Shares vs. the

Russell 1000® Growth Index

As of March 31, 2012

This graph shows the performance of the Mercer US Large Cap Growth Equity Fund1 Class Y-3 shares versus the Russell 1000® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2012. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

[1]	Formerly known as MGI US Large Cap Growth Equity Fund.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the Russell 1000® Value Index.

Investment Strategy

The Fund invests in a diversified portfolio of large U.S. and multinational companies that are considered undervalued based on the stocks’ intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2012, the Fund’s Y-3 share class performance was 7.69% compared to its benchmark return of 4.79%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2012, the Fund employed four sub-advisors, Brandywine Global Investment Management (Brandywine), The Boston Company Asset Management (TBCAM), Robeco Investment Management (Robeco), and O’Shaughnessy Asset Management (O’Shaughnessy). Brandywine seeks to build portfolios comprised of companies whose valuations are below the market but whose earnings growth prospects are equal or better than the market. The team favors industry leaders with strong competitive positions and reasonable growth expectations given the team’s view of industry and overall economic conditions. TBCAM is ultimately driven by bottom-up, fundamental security selection and uses a combination of traditional valuation measures and the identification of improving business momentum in their stock selection. Robeco’s process begins with a quantitative analysis that provides a statistical ranking of the investment universe based on valuation, momentum, and fundamental factors. The research team then applies fundamental analysis to those securities that includes validation of the quantitative analysis and fundamental research, including an in-depth review of the issuer’s financials. O’Shaughnessy uses quantitative models to find the most attractive companies on a shareholder yield basis. This is a combination of dividend yield and share buybacks.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market as measured by the S&P 500 Index, continued the rise which started in March of 2009, gaining 87.9% cumulatively for the three-year period ending March 31, 2012. For the one-year period ending March 31, 2012, the S&P 500 Index posted a return of 8.5%. While the performance of U.S. markets was generally flat through the end of July, markets began to fall as the two political parties struggled to effectively negotiate a deal to raise the debt ceiling. Ultimately, an agreement was reached, but it was not enough to address the concerns of Standard & Poors, and on August 5th, U.S. debt suffered an unprecedented downgrade. Stock markets fell considerably as weak economic data combined with investors’ fear that fiscal policy-makers were not going to be able to meaningfully address U.S. economic issues. The rebound in October began with the announcement that the European Central Bank had created their own version of quantitative easing by opening the borrowing window for banks on what was termed the “LTRO” or Long Term Refinancing Operation. The familiar oscillation between risk-on / risk-off markets remained squarely in the risk-on phase as the optimistic tone evident in part of the fourth quarter of 2011 continued virtually uninterrupted in the first quarter of 2012. A persistent upward bias, accompanied by a steady decline in volatility, was evident in many areas of the capital markets. With macro issues such as the sovereign debt crisis receding in importance, albeit temporarily, and rising gasoline prices seen as merely transient, investors focused instead on stabilizing growth in the global economies.

Within the Russell 1000 Value Index, the best performing sectors for the fiscal year were health care, consumer staples and utilities, posting gains of 17.9%, 16.8%, and 13.1%, respectively. Seven of ten sectors generated positive returns, with energy, materials and financials the only sectors posting negative results for the year. These latter sectors posted returns of -6.4%, -5.0% and -2.5%, respectively.

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Mercer US Large Cap Value Fund (formerly known as MGI US Large Cap Value Fund) outperformed the Russell 1000 Value Index during the fiscal period. The primary driver of outperformance was stock selection in the financials, information technology and consumer discretionary sectors. Within the financials sector, underweighting a number of hard hit diversified financial service companies such as Bank of America, was a boost to relative results. Additional positive contributors from the financials sector include overweight positions in Simon Property Group, American Express and Wells Fargo. Positions in Seagate Technology, Apple and Microsoft were a boost to relative results over the period. Top positive contributors from the consumer discretionary sector included overweight positions in The Gap, McDonald’s, TJX Companies and Macy’s Inc. Stock selection and an underweight position in the utilities sector was a modest detractor for the fiscal year.

Robeco outperformed the Russell 1000 Value Index for the fiscal year. The primary driver of excess return for the period was stock selection in the financials, energy, consumer discretionary and information technology sectors. The industrials and utilities sectors were areas of weakness. O’Shaughnessy’s dividend orientation enabled them to outperform due primarily to a significant overweight to higher yielding stocks, which outperformed for the period. Brandywine and TBCAM have partial period returns and were funded in October and December of 2011, respectively. Though their contribution was not for a full fiscal year, they did add value during their brief tenure.

Risk Considerations

Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

(formerly known as MGI Funds)

March 31, 2012

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Value Equity1 Shares vs. the

Russell 1000® Value Index

As of March 31, 2012

This graph shows the performance of the Mercer US Large Cap Value Equity Fund1 Class Y-3 shares versus the Russell 1000® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2012. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

[1]	Formerly known as MGI US Large Cap Value Equity Fund.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Due to market conditions, the Fund has experienced unusually high performance which may not be sustainable or repeated in the future.

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Growth Index.

Investment Strategy

The Fund invests in a diversified portfolio of small and medium sized U.S. companies that are believed to offer superior potential for capital appreciation. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500® Growth Index.

Performance

For the fiscal year ended March 31, 2012, the Fund’s Y-3 share class performance was 3.36% compared to its benchmark return of 2.70%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2012, the Fund employed four sub-advisors, Delaware Management Company (Delaware), Goldman Sachs Asset Management (GSAM), Palisade Capital Management (Palisade), and Westfield Capital Management (Westfield). Delaware uses a bottom-up fundamental process to find companies with attractive business models that generate strong free cash flow. They also believe in a concentrated portfolio of 20 to 30 holdings. GSAM uses fundamental, bottom-up research to find ideas for the portfolio. GSAM bases investment decisions on the identification of high-quality business franchises that are strategically positioned for long-term growth. The portfolio management team seeks to invest in companies that meet its criteria for a high-quality growth investment — dominant market share, established brand name, pricing power, and recurring revenue streams. The Palisade team believes companies with strong or improving prospects for growth generate superior returns. Tenets that govern this philosophy are: (1) fundamental research is the basis for identifying superior businesses, (2) long term investment success is the result of owning fundamentally strong and dynamic companies trading at a discount to their growth rates, (3) indentifying a dynamic of change before it appears in consensus estimates leads to superior returns, and (4) management plays a significant role in the success of a company. A recent addition to the Fund, Palisade replaced Tygh Capital Management, Inc. in the Fund lineup in February 2012. Westfield employs a fundamental, bottom-up approach which seeks to identify reasonably priced stocks with high earnings growth potential.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market as measured by the S&P 500 Index, continued the rise which started in March of 2009, gaining 87.9% cumulatively for the three-year period ending March 31, 2012. For the one-year period ending March 31, 2012, the S&P 500 Index posted a return of 8.5%. While the performance of U.S. markets was generally flat through the end of July, markets began to fall as the two political parties struggled to effectively negotiate a deal to raise the debt ceiling. Ultimately, an agreement was reached, but it was not enough to address the concerns of Standard & Poors, and on August 5th, U.S. debt suffered an unprecedented downgrade. Stock markets fell considerably as weak economic data combined with investors’ fear that fiscal policy-makers were not going to be able to meaningfully address U.S. economic issues. The rebound in October began with the announcement that the European Central Bank had created their own version of quantitative easing by opening the borrowing window for banks on what was termed the “LTRO” or Long Term Refinancing Operation. The familiar oscillation between risk-on / risk-off markets remained squarely in the risk-on phase as the optimistic tone evident in part of the fourth quarter of 2011 continued virtually uninterrupted in the first quarter of 2012. A persistent upward bias, accompanied by a steady decline in volatility, was evident in many areas of the capital markets. With macro issues such as the sovereign debt crisis receding in importance, albeit temporarily, and rising gasoline prices seen as merely transient, investors focused instead on stabilizing growth in the global economies.

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Within the Russell 2500 Growth Index, the best performing sectors for the fiscal year were consumer staples, consumer discretionary, and health care posting gains of 37.2%, 8.7%, and 3.7%, respectively. Lagging sectors for the fiscal year were energy, information technology and materials, posting returns of -16.4%, -5.5%, and -3.7%, respectively.

Mercer US Small/Mid Cap Growth Equity Fund (formerly known as MGI US Small/Mid Cap Growth Equity Fund) outperformed the Russell 2500 Growth Index for the period. The primary driver of excess return was stock selection in the information technology, industrials and materials sectors. Overweight positions in tech holdings Skyworks, Heartland Payment Systems and Teradata were large positive contributors over the period. In the industrials sector, a number of value-add positions in trading companies/distributors and electrical equipment companies were beneficial. In the materials sector, a significant underweight to the metals & mining industry was a significant positive contributor. Stock selection in the financials sector was a detractor along with an underweight position to the strongly performing consumer staples sector. In the financials sector, notable detractors included MF Global and CBRE Group holdings.

Delaware outperformed for the period, up on the benchmark with large overweight positions in Heartland Payment Systems, Peets Coffee, AthenaHealth, and Fastenal, which all posted strong relative results. Detractors to relative results over the period were Strayer Education and Polycom. Goldman outperformed the Index during the period. Strong stock selection in the health care, telecommunications and energy sectors boosted results for the period. In particular, holdings such as Pharmasset, SBA Communications, and Petrohawk Energy were large positive contributors. Goldman also benefitted from several holdings being acquired at a premium to the market price. Stock selection in the technology sector was an area of weakness. Westfield outperformed the Index during the period. The primary driver of excess return was stock selection in the information technology, industrials and materials sectors. Palisade was funded in March 2012 and posted a partial period return.

Risk Considerations

The Fund invests in growth stocks which may be particularly sensitive to market conditions. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

(formerly known as MGI Funds)

March 31, 2012

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Growth Equity1 Shares vs. the

Russell 2500® Growth Index

As of March 31, 2012

This graph shows the performance of the Mercer US Small/Mid Cap Growth Equity Fund1 Class Y-3 shares versus the Russell 2500® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2012. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

[1]	Formerly known as MGI US Small/Mid Cap Growth Equity Fund.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Value Index.

Investment Strategy

The Fund invests in common stocks of small and medium sized U.S. companies that offer the potential for long-term capital appreciation and that appear to be undervalued at the time of purchase based on the stocks’ intrinsic values relative to current market prices.

Performance

For the fiscal year ended March 31, 2012, the Fund’s Y-3 share class performance was -0.03% compared to its benchmark return of 0.09%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2012, the Fund employed four sub-advisors, AQR Capital Management (AQR), NWQ Investment Management Company (NWQ), Systematic Financial Management (Systematic), and River Road Asset Management (River Road). AQR’s investment philosophy combines concepts of value and momentum into a quantitative process blended with traditional factors as inputs and weightings partially determined through qualitative analysis. NWQ uses bottom-up fundamental analysis to identify undervalued companies where catalysts for improved valuation exist. The team seeks stocks that are mispriced or neglected by Wall Street with attractive risk/reward characteristics. Systematic employs extensive quantitative screening and combined with fundamental research in an integrated process. Systematic’s investment philosophy is predicated on its belief that stock prices are a reflection of consensus earnings estimates, and as revisions to those estimates rise or fall, stock prices will move accordingly. Systematic’s process is designed to minimize the likelihood of purchasing stocks in the “value trap” by focusing only on companies that demonstrate fundamental improvement, as evidenced by a positive earnings surprise. River Road believes inefficiencies can be captured in smaller capitalization and out-of-favor companies and in those securities with little analyst coverage. Through bottom-up, fundamental research, the team seeks companies with attractive, sustainable returns that are financially strong and trade at compelling valuations.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market as measured by the S&P 500 Index, continued the rise which started in March of 2009, gaining 87.9% cumulatively for the three-year period ending March 31, 2012. For the one-year period ending March 31, 2012, the S&P 500 Index posted a return of 8.5%. While the performance of U.S. markets was generally flat through the end of July, markets began to fall as the two political parties struggled to effectively negotiate a deal to raise the debt ceiling. Ultimately, an agreement was reached, but it was not enough to address the concerns of Standard & Poors, and on August 5th, U.S. debt suffered an unprecedented downgrade. Stock markets fell considerably as weak economic data combined with investors’ fear that fiscal policy-makers were not going to be able to meaningfully address U.S. economic issues. The rebound in October began with the announcement that the European Central Bank had created their own version of quantitative easing by opening the borrowing window for banks on what was termed the “LTRO” or Long Term Refinancing Operation. The familiar oscillation between risk-on / risk-off markets remained squarely in the risk-on phase as the optimistic tone evident in part of the fourth quarter of 2011 continued virtually uninterrupted in the first quarter of 2012. A persistent upward bias, accompanied by a steady decline in volatility, was evident in many areas of the capital markets. With macro issues such as the sovereign debt crisis receding in importance, albeit temporarily, and rising gasoline prices seen as merely transient, investors focused instead on stabilizing growth in the global economies.

Within the Russell 2500 Value Index, the best performing sectors were consumer staples, utilities, consumer discretionary and financials with gains of 9.2%, 7.0%, 5.3%, and 3.3% respectively. Lagging sectors included energy, telecommunication services, information technology, and industrials which posted returns of -21.7%, -13.9%, -6.3%, and -4.9%, respectively.

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Mercer US Small/Mid Cap Value Equity Fund (formerly known as MGI US Small/Mid Cap Value Equity Fund) underperformed the Index for the fiscal year. Sector weighting decisions were broadly negative while overall stock selection within sectors added value over the benchmark. An underweight to the strongly performing REITs industry and an overweight position in the metals and mining industry hampered relative results. Strong stock selection in the consumer discretionary, information technology and consumer staples sectors was not enough to offset under-performance in other areas of the portfolio. Stock selection in the financials, notably insurance company holdings XL Group and Lincoln National, were significant detractors. Stock selection within materials and industrials sectors also was a detractor for the fiscal year.

AQR, a manager with a quantitative strategy combining elements of valuation and momentum, was flat relative to the Russell 2500 Value Index for the year. Strong stock selection in energy, health care, and utilities was offset by under-performance in the consumer discretionary, consumer staples and financials sectors. NWQ underperformed the benchmark, with the strategy lagging in the industrials and materials sectors. In the materials sector, underperformance was largely limited to metals and mining stocks. An underweight position to the financials sector was an additional detractor. River Road outperformed for the period, posting strong relative results in the consumer discretionary, information technology and materials sectors. In the consumer discretionary sector, particular strength was evident in the specialty retail sector with holdings Ascena Retail, PetSmart, and Pep Boys. Systematic also posted strong results in the specialty retail industry of the consumer discretionary sector — the sector that posted the best relative results. In particular, holdings Pier 1 Imports, Food Locker and Express were top positive contributors. In addition, stock selection in the utilities and consumer staples sectors were areas that boosted results. Stock selection in the financials and materials sectors hampered results.

Risk Considerations

Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

(formerly known as MGI Funds)

March 31, 2012

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Value Equity1 Shares vs. the

Russell 2500® Value Index

As of March 31, 2012

This graph shows the performance of the Mercer US Small/Mid Cap Value Equity Fund1 Class Y-3 shares versus the Russell 2500® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2012. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

[1]	Formerly known as MGI US Small/Mid Cap Value Equity Fund.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Investment Objective and Benchmark

The investment objective of the Fund is to provide a long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the MSCI EAFE® Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any size, located in the world’s developed and emerging capital markets.

Performance

For the fiscal year ended March 31, 2012, the Fund’s Y-3 share class performance was -5.15% compared to its benchmark return of
-5.77%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2012, the Fund employed six sub-advisors, Arrowstreet Capital Limited Partnership (Arrowstreet), Echo Point Investment Management (Echo Point), Lingohr & Partner North America, Inc. (Lingohr), MFS Investment Management (MFS), Lazard Asset Management (Lazard) and William Blair & Company (William Blair). Arrowstreet employs a quantitative investment approach, focusing on developing and exploiting proprietary signals. Arrowstreet’s proprietary investment process measures the direct effects on stocks, as well as the indirect effects on countries, global sectors, country/sector interactions, and expanded linkages of inter-related companies. Arrowstreet constructs portfolios with an integrated alpha forecast, while simultaneously estimating risk and transaction costs, to create optimized portfolios. Echo Point manages a growth portfolio, which focuses on attractively valued stocks that are identified as being high quality and exhibiting strong growth characteristics. This strategy invests opportunistically in emerging markets. Lingohr manages a value portfolio, which consists of undervalued stocks identified through the firm’s disciplined, systematic, quantitative investment approach. Stock selection includes a fundamental qualitative overlay through the portfolio management team. This strategy invests opportunistically in emerging markets. A recent addition to the Fund, Lingohr replaced AllianceBernstein in the Fund line-up in February 2012. MFS manages a value portfolio, which focuses on stocks whose long-term value they believe is not adequately reflected in the stock price. This strategy invests opportunistically in emerging markets. Lazard manages a portfolio of stocks from the emerging markets that are identified as having strong financial productivity and are believed to trade at attractive valuations. William Blair manages a portfolio of stocks from the emerging markets, employing a high conviction, bottom up fundamental approach to security selection. The team focuses on high quality, larger capitalization emerging market growth companies. William Blair was added to the Fund line-up in July 2011, providing the Fund with another dedicated emerging markets mandate to compliment the strategy sub-advised by Lazard, which could no longer offer existing investors capacity for future allocations.

Market Commentary and Fund Performance

International equity markets were driven primarily by the on-going sovereign debt crisis in Europe, and concerns of contagion elsewhere, during the 12 month period ending March 31, 2012. While global economic news showed mixed results during the period, regional issues helped differentiate the winners and losers. The sovereign debt crisis dominated the headlines in Europe, as Greece struggled to contain its rapidly deteriorating fiscal situation while Italy, Portugal and Spain all began to show signs of stress. As had been the case in 2009 and 2010, the summer months brought the biggest losses for the period. The summer began with the spotlight squarely on peripheral Europe as Moody’s downgraded both Irish and Portuguese credit ratings to junk status. As Greece awaited yet another EU bailout, investors shifted their concerns to the much larger economies of Italy and Spain, pushing each country’s respective sovereign debt yields to punishing levels. Amid the European debt crisis, the U.S. government struggled to effectively negotiate a deal to raise the debt ceiling. Ultimately an agreement was reached but it was not enough to address the concerns of Standard & Poors, and on August 5th, suffered an unprecedented downgrade. The announcement of the downgrade matched with a stream of weak economic data raised

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

investor fears that the global economy was heading for another recession. Stock markets fell considerably as investors began a flight to quality. The increased risk aversion pushed gold to record highs and US Treasury yields to record lows, despite the long-term credit rating downgrade. The Swiss Franc and Japanese Yen strengthened as these currency markets were deemed to be safe havens. Oil prices plummeted ending the third quarter of 2011 at a 52-week low of $79.20.

Emerging markets began the period strongly but struggled throughout the remainder of the period as China’s ability to drive global growth was called into question after their manufacturing sector experienced its 3rd straight monthly decline in September. Additionally Brazil announced changes to their currency policies which amounted to a halt of BRL trading in the local markets. The commodity dependent economies of Russia and Brazil saw their markets weaken as commodity prices continued their downward trend under the weight of the strengthening U.S. Dollar.

As 2011 came to a close, the sting of earlier losses was tempered by a December rally, helping push the markets into positive territory as the calendar year came to a close. The European Central Bank (“ECB”) showed some policy progress during the fourth quarter, lowering rates, announcing a raft of liquidity support and moving closer to a true fiscal union, however, economic difficulties remain. The continued stress on the EuroZone pushed the euro lower, causing European stocks to significantly underperform their U.S counterparts. Emerging markets rebounded during the fourth quarter as the weight of the global economic woes lifted and investors began to shift to a risk-on mentality. Unfortunately the rebound was not enough to overcome the emerging markets struggles earlier in the year, as growth slowed in China, domestic demand softened and exports suffered.

2012 seemed to bring a fresh start to the global equity markets and the risk trade was back on during the first quarter as investors reacted favorably to the ECB’s new policy actions aimed at providing much needed liquidity to the Eurozone. During the month of January, the ECB reported that it had expanded its balance sheet by nearly €800B since the summer of 2011, similar in scope to the Fed’s QE2 expansion. The report also showed that the ECB’s long-term refinancing operations (“LTRO”) program lent approximately €500B in December, providing some relief to the financial strain on Eurozone banks and lowering the odds of a major bank collapse. Even more encouraging was the announcement that the Eurozone was moving closer towards financial integration, which was solidified when European policy makers signed a fiscal deficit control treaty at month end. All the good news out of Europe helped calm concerns of a major global slowdown driving global markets to double digit gains in the first quarter of 2012.

Under the weight of the macro issues, the MSCI EAFE® Index declined 5.77% for the 12-month period ending March 31, 2012. Despite their historically low valuations, favorable growth prospects and strong fiscal conditions, emerging markets trailed their developed market counterparts as investors opted for the safety and liquidity of U.S. Treasuries, investment grade fixed income and gold. Growth stocks topped value stocks, and large cap stocks generally outperformed their small cap counterparts. The U.S. dollar strengthened against most other major currencies during this period, reducing the MSCI EAFE® Index’s return by 1.65% in U.S. dollars versus local currency. Macro concerns in Europe paired with the strengthening U.S. dollar resulted in the international equity markets significantly underperforming the U.S. equity markets.

In this environment, the Mercer Non-U.S. Core Equity Fund (formerly known as MGI Non-U.S. Core Equity Fund) outperformed the MSCI EAFE® Index by 0.62% for the 12-month period ending March 31, 2012. The Fund’s growth tilts and defensive sector positioning were the primary drivers of outperformance. Favorable security selection in Japan, the United Kingdom, Germany and France as well as in the industrials, information technology and telecommunication service sectors contributed positively to performance. The Fund’s underweight in financials and utilities, along with strong stock selection within the emerging markets also added value. Conversely, stock selection in Japan, the Netherlands and the U.K., as well as in consumer staples and financials detracted from performance. Underweighting the United Kingdom and opportunistic exposure to the emerging markets were negative to overall Fund performance.

In aggregate, performance of the Fund’s subadvisors was positive though some strategies struggled under the increase of market volatility. The core sleeve of Arrowstreet struggled to keep pace with the MSCI EAFE® Index, underperformance was due primarily to poor stock selection in the financials, consumer discretionary and information technology sectors as well as within Switzerland and Germany. An underweight to the consumer staples sector early in 2011 and an overweight to the energy sector detracted from results. Echo Point benefited from the strong performance of growth stocks and surpassed the Index for the period. Their stock selection in industrials and financials, as well as in Germany, Spain and Italy helped their performance. The AllianceBernstein/Lingohr portfolio struggled as investors’ appetite for risk oscillated with ever-changing

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

sentiment. This value oriented allocation underperformed primarily due to weak security selection within the consumer discretionary, financials, industrials and materials sectors, as well as in Hong Kong, France, Germany and Belgium. However, MFS’ relative value style helped to offset the weakness of the Bernstein/Lingohr allocation. MFS outperformed the Index primarily driven by strong stock selection in Japan, the U.K, Switzerland, France and Germany as well as within the consumer staples, materials and telecommunication sectors. Both dedicated emerging markets strategies significantly outperformed the MSCI Emerging Markets® Index and provided positive excess returns versus the Fund’s benchmark as well. The strategies were boosted by strong stock selection within Indonesia, South Africa, Brazil and the Philippines paired with limited exposure to China, India, Russia and Taiwan.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

(formerly known as MGI Funds)

March 31, 2012

Comparison of Change in Value of a $10,000 Investment in

Mercer Non-US Core Equity1 Shares vs. the

MSCI EAFE Index

As of March 31, 2012

This graph shows the performance of the Mercer Non-US Core Equity Fund1 Class Y-3 shares versus the MSCI EAFE Index from August 18, 2006, which is the inception date of the Fund, through March 31, 2012. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

[1]	Formerly known as MGI Non-US Core Equity Fund.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both current income and capital appreciation. The benchmark for the Fund is the Barclays Capital U.S. Aggregate Bond™ Index.

Investment Strategy

The Fund invests primarily in U.S. dollar-denominated investment-grade bonds, including government securities, corporate bonds, and mortgage- and asset-backed securities, among others. The Fund may also invest a significant portion of assets in any combination of non-investment grade bonds, non-U.S. dollar denominated bonds and bonds issued from emerging capital markets.

Performance

For the fiscal year ended March 31, 2012, the Fund’s Y-3 share class performance was 7.88% compared to its benchmark return of 7.71%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2012, the Fund employed four sub-advisors, Dodge & Cox, Western Asset Management Company (WAMCO), Pacific Investment Management Company (PIMCO), and MacKay Shields (MacKay). Dodge & Cox manages its allocated portion of the Fund with an extended investment horizon supported by fundamental research and strict valuation discipline. Their process emphasizes intensive research and individual security and sector selection to build a high-average-quality portfolio that seeks incremental yield versus the broad market. WAMCO manages its allocated portion of the Fund using a diversified, tightly controlled, value-oriented portfolio. The firm’s management style emphasizes the use of multiple strategies and active sector rotation and issue selection, while constraining overall interest rate risk relative to the benchmark. PIMCO manages its allocated portion of the Fund using a blend of long-range macro-economic forecasts with shorter-term, bottom-up security selection focused on valuation. The firm uses sector rotation and duration targeting as primary drivers of performance within a disciplined, risk-controlled approach. MacKay manages its allocated portion of the Fund using a philosophy which is centered on the belief that the best risk-adjusted returns and, ultimately, the best absolute returns, are generated by a strategy of yield capture and error avoidance. This research process is focused on avoiding securities that have uncompensated risk.

Market Commentary and Fund Performance

A massive drop in U.S. Treasury rates was the lead story in the market for the one year period ending March 31, 2012. Longer-dated issues saw yields fall around 1.2% with the 10-year Treasury hovering around 2.0% (3.45% at March 31, 2011 versus 2.22% at March 31, 2012) and the 30-year Treasury near 3.0% (4.51% at March 31, 2011 versus 3.35% at March 31, 2012) for much of the period. Concerns over Greece and Euro-zone peripheral sovereigns along with sluggish U.S. economic data began to turn investors away from risk assets beginning in the second quarter of 2011. Despite the S&P downgrade of U.S. debt in August, the investor flight to quality pushed U.S. Treasury yield to record lows. Treasuries finished the third quarter of 2011 at interest rates lower than those achieved during the global financial crisis. However, investors began to take comfort during the fourth quarter in better than expected U.S. economic data and continued signs of a fundamentally strong corporate world. Risk assets saw fervent buying interest to close 2011 and investors maintained such posture during the first quarter of 2012.

Given the flattening of the U.S. Treasury curve (short-term rates unchanged and longer-term rates significantly lower) over the twelve months ending March 31, 2012 absolute returns in fixed income were relatively strong. Spread sectors (non-Treasury) provided healthy returns for the fiscal period but trailed the performance in Treasuries until a resumption of risk-on sentiment during the last quarter of 2011.

The Fund’s return was positive in both absolute terms and in relation to the Barclays Capital U.S. Aggregate Bond Index for the period. The Fund benefitted from its strategic overweight to spread sectors during the last months of 2011 and start of

Mercer Core Opportunistic Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

2012. Spread sector performance was led by areas such as Commercial Mortgage-Backed Securities (CMBS), and Asset-Backed Securities (ABS) that were better able to pace like-duration Treasuries over a period that saw massive compression in longer rates. Credit markets offered mixed returns, with a general widening of spread levels (risk sentiment) mitigated by declining interest rates.

The risk posture of each sub-advisor correlated with their respective performance results. PIMCO’s relatively defensive top-down positioning, which has proven beneficial since their inception in June 2008, moderated some of the excess return potential over the last two quarters of the fiscal year while still providing a healthy amount of outperformance for the period. WAMCO’s more aggressive spread sector allocation in lower quality credits and non agency mortgages helped performance whereas yield curve positioning was a detractor. Dodge & Cox’s bias towards corporate credit and avoidance of government exposure benefitted the Fund in the last months of the period, however their short duration posture in government securities was a negative for most of the fiscal year. Although MacKay outperformed its sector benchmark, the high yield market itself trailed broad market fixed income, prompting MacKay to underperform the Fund’s benchmark.

Risk Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline. The Fund may invest in more aggressive investments such as foreign securities which may expose the Fund to currency and exchange rate fluctuations, derivatives (futures, options, swaps) and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

(formerly known as MGI Funds)

March 31, 2012

Comparison of Change in Value of a $10,000 Investment in

Mercer Core Opportunistic Fixed Income1 Shares vs. the

Barclays Capital U.S. Aggregate Bond™ Index

As of March 31, 2012

This graph shows the performance of the Mercer Core Opportunistic Fixed Income Fund1 Class Y-3 shares versus the Barclays Capital US Aggregate Bond™ Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2012. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

[1]	Formerly known as MGI Core Opportunistic Fixed Income Fund.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

Investment Objective and Benchmark

The investment objective of the Fund is safety of principal with a moderate level of income. The benchmark for the Fund is the Barclays Capital Government/Credit 1-3 Year Bond Index.

Investment Strategy

The Fund invests in U.S. dollar denominated investment grade bonds, including government securities, corporate bonds, and mortgage- and asset-backed securities, among others. The Fund’s duration will typically fall between one and three years. Duration measures the potential price sensitivity of a bond with respect to change in interest rates.

Performance

For the fiscal year ended March 31, 2012, the Fund’s Y-3 share class performance was 2.07% compared to its benchmark return of 1.78%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2012, the Fund employed one sub-advisor, JP Morgan Asset Management (JP Morgan). JP Morgan manages the Fund using a bottom-up, relative value perspective, seeking to identify bonds that are high quality and offer inexpensive cash flows. The process is driven largely by security selection, seeking bonds that are undervalued.

Market Commentary and Fund Performance

A massive drop in U.S. Treasury rates was the lead story in the market for the one year period ending March 31, 2012. Longer dated issues saw yields fall around 1.2% with the 10-year Treasury hovering around 2.0% (3.45% at March 31, 2011 versus 2.22% at March 31, 2012) and the 30-year Treasury near 3.0% (4.51% at March 31, 2011 versus 3.35% at March 31, 2012) for much of the period. Concerns over Greece and Euro-zone peripheral sovereigns along with sluggish U.S. economic data began to turn investors away from risk assets beginning in the second quarter of 2011. Despite the S&P downgrade of U.S. debt in August, the investor flight to quality pushed U.S. Treasury yield to record lows. Treasuries finished the third quarter of 2011 at interest rates lower than those achieved during the global financial crisis. However, investors began to take comfort during the fourth quarter in better than expected U.S. economic data and continued signs of a fundamentally strong corporate world. Risk assets saw fervent buying interest to close 2011 and investors maintained such posture during the first quarter of 2012.

Given the flattening of the U.S. Treasury curve (short-term rates unchanged and longer-term rates significantly lower) over the twelve months ending March 31, 2012 absolute returns in fixed income were relatively strong. Spread sectors (non-Treasury) provided healthy returns for the fiscal period but trailed the performance in Treasuries until a resumption of risk-on sentiment during the last quarter of 2011.

The Fund’s return was positive in both absolute terms and in relation to the Barclays Capital Government/Credit 1-3 Year Bond Index for the period. The Fund’s sub-advisor strategic overweight to out-of-benchmark spread sectors and exposure to high quality, structured securities such as asset-backed and residential mortgage-backed bonds, was rewarded during the period as these security types benefitted from the attention of investors seeking incremental yield in a zero interest rate environment.

Risk Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

(formerly known as MGI Funds)

March 31, 2012

Comparison of Change in Value of a $10,000 Investment in

Mercer US Short Maturity Fixed Income1 Shares vs. the

Barclays Capital Government/Credit 1-3 Year Bond Index

As of March 31, 2012

This graph shows the performance of the Mercer US Short Maturity Fixed Income Fund1 Class Y-3 shares versus the Barclays Capital Government/Credit 1-3 Year Bond Index from August 22, 2005, which is the inception date of the Fund, through March 31, 2012. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares held less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

[1]	Formerly known as MGI US Short Maturity Fixed Income Fund.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Growth Equity Fund

(formerly known as MGI US Large Cap Growth Equity Fund)

Schedule of Investments

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 98.2%

	Aerospace & Defense — 1.0%

20,099	Boeing Co. (The)	1,494,762
36,372	United Technologies Corp.	3,016,694

		4,511,456

	Agriculture — 2.8%

127,240	Monsanto Co.	10,148,663
33,258	Philip Morris International, Inc.	2,946,991

		13,095,654

	Apparel — 3.0%

62,619	Coach, Inc.	4,839,196
48,439	NIKE, Inc. Class B	5,252,725
12,600	Ralph Lauren Corp.	2,196,558
9,681	VF Corp.	1,413,233

		13,701,712

	Auto Parts & Equipment — 1.1%

61,983	BorgWarner, Inc.*	5,227,646

	Banks — 1.0%

48,498	Comerica, Inc.	1,569,395
47,855	Fifth Third Bancorp	672,363
74,100	Wells Fargo & Co.	2,529,774

		4,771,532

	Beverages — 1.7%

79,716	Coca-Cola Co. (The)	5,899,781
13,730	Green Mountain Coffee Roasters, Inc.*	643,113
17,981	PepsiCo, Inc.	1,193,040

		7,735,934

	Biotechnology — 3.0%

43,600	Alexion Pharmaceuticals, Inc.*	4,048,696
30,793	Biogen Idec, Inc.*	3,878,994
22,000	Celgene Corp.*	1,705,440
24,636	Illumina, Inc.*	1,296,100
27,700	Regeneron Pharmaceuticals, Inc.*	3,230,374

		14,159,604

	Chemicals — 1.6%

29,600	Ecolab, Inc.	1,826,912
38,420	Praxair, Inc.	4,404,469
17,244	Sigma-Aldrich Corp.	1,259,846

		7,491,227

22	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

(formerly known as MGI US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Commercial Services — 2.6%

101,200	Visa, Inc. Class A	11,941,600

	Computers — 12.3%

60,268	Apple, Inc.*	36,128,858
105,789	Cognizant Technology Solutions Corp. Class A*	8,140,464
193,839	EMC Corp.*	5,791,909
90,560	NetApp, Inc.*	4,054,371
56,533	SanDisk Corp.*	2,803,472
7,400	Teradata Corp.*	504,310

		57,423,384

	Cosmetics & Personal Care — 1.0%

46,399	Estee Lauder Cos. (The), Inc. Class A	2,873,954
26,735	Procter & Gamble Co. (The)	1,796,859

		4,670,813

	Distribution & Wholesale — 0.6%

13,200	W.W. Grainger, Inc.	2,835,492

	Diversified Financial Services — 4.1%

55,148	American Express Co.	3,190,864
16,900	Franklin Resources, Inc.	2,096,107
37,910	IntercontinentalExchange, Inc.*	5,209,592
122,548	JPMorgan Chase & Co.	5,634,757
28,950	T. Rowe Price Group, Inc.	1,890,435
57,500	TD Ameritrade Holding Corp.	1,135,050

		19,156,805

	Engineering & Construction — 0.4%

31,500	Fluor Corp.	1,891,260

	Environmental Control — 0.0%

1,798	Stericycle, Inc.*	150,385

	Food — 0.3%

82,796	Tyson Foods, Inc. Class A	1,585,543

	Health Care - Products — 2.8%

26,206	Covidien Plc	1,432,944
56,622	Edwards Lifesciences Corp.*	4,118,118
8,965	Intuitive Surgical, Inc.*	4,856,789
21,971	Johnson & Johnson	1,449,207
17,000	Varian Medical Systems, Inc.*	1,172,320

		13,029,378

	Health Care - Services — 1.1%

89,697	UnitedHealth Group, Inc.	5,286,741

See accompanying Notes to the Financial Statements.	23

Mercer US Large Cap Growth Equity Fund

(formerly known as MGI US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Household Products & Wares — 0.3%

9,300	Fossil, Inc.*	1,227,414

	Internet — 11.5%

62,360	Amazon.Com, Inc.*	12,628,524
19,000	Baidu, Inc., Sponsored ADR*	2,769,630
24,500	F5 Networks, Inc.*	3,306,520
25,076	Google, Inc. Class A*	16,079,734
10,900	LinkedIn Corp. Class A*	1,111,691
15,070	MercadoLibre, Inc.	1,473,695
31,332	Netflix, Inc.*	3,604,433
15,610	priceline.com, Inc.*	11,200,175
39,800	VeriSign, Inc.	1,525,932

		53,700,334

	Iron & Steel — 0.3%

16,200	Cliffs Natural Resources, Inc.	1,122,012

	Lodging — 2.4%

139,204	Las Vegas Sands Corp.	8,013,974
53,943	Starwood Hotels & Resorts Worldwide, Inc.	3,042,925

		11,056,899

	Machinery - Construction & Mining — 0.8%

17,000	Caterpillar, Inc.	1,810,840
25,941	Joy Global, Inc.	1,906,664

		3,717,504

	Machinery - Diversified — 0.5%

31,122	Rockwell Automation, Inc.	2,480,423

	Metal Fabricate & Hardware — 1.1%

30,525	Precision Castparts Corp.	5,277,773

	Miscellaneous - Manufacturing — 2.8%

126,186	Danaher Corp.	7,066,416
143,440	General Electric Co.	2,878,841
28,530	Honeywell International, Inc.	1,741,756
25,300	Illinois Tool Works, Inc.	1,445,136

		13,132,149

	Oil & Gas — 3.4%

52,090	BG Group Plc, Sponsored ADR	1,206,405
23,600	Concho Resources, Inc.*	2,409,088
17,622	EOG Resources, Inc.	1,957,804
19,600	Exxon Mobil Corp.	1,699,908
39,122	Occidental Petroleum Corp.	3,725,588
15,977	Range Resources Corp.	928,903

24	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

(formerly known as MGI US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Oil & Gas — continued

47,500	Southwestern Energy Co.*	1,453,500
66,580	Suncor Energy, Inc.	2,177,166

		15,558,362

	Oil & Gas Services — 4.9%

69,010	Cameron International Corp.*	3,645,798
97,900	FMC Technologies, Inc.*	4,936,118
86,929	National Oilwell Varco, Inc.	6,908,248
105,793	Schlumberger, Ltd.	7,398,104

		22,888,268

	Pharmaceuticals — 4.8%

77,097	Allergan, Inc.	7,357,367
69,639	Express Scripts, Inc.*	3,773,041
45,709	Gilead Sciences, Inc.*	2,232,885
27,926	Mead Johnson Nutrition Co.	2,303,336
71,670	Mylan, Inc.*	1,680,661
21,870	Perrigo Co.	2,259,390
15,500	Shire Plc, ADR	1,468,625
26,420	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	1,190,485

		22,265,790

	REITS — 0.5%

34,900	American Tower Corp. REIT	2,199,398

	Retail — 6.5%

72,000	CarMax, Inc.*	2,494,800
30,360	Costco Wholesale Corp.	2,756,688
82,650	CVS Caremark Corp.	3,702,720
30,082	Family Dollar Stores, Inc.	1,903,589
46,727	Kohl’s Corp.	2,337,752
24,970	Lowe’s Cos., Inc.	783,559
23,256	McDonald’s Corp.	2,281,413
14,700	Michael Kors Holdings, Ltd.*	684,873
14,900	O’Reilly Automotive, Inc.*	1,361,115
142,964	Starbucks Corp.	7,990,258
9,000	Ulta Salon Cosmetics & Fragrance, Inc.	836,010
43,117	Yum! Brands, Inc.	3,069,068

		30,201,845

	Semiconductors — 2.4%

25,500	Altera Corp.	1,015,410
88,360	ASML Holding NV, ADR	4,430,370
57,300	Broadcom Corp. Class A*	2,251,890
56,099	Intel Corp.	1,576,943
51,460	Texas Instruments, Inc.	1,729,571

		11,004,184

See accompanying Notes to the Financial Statements.	25

Mercer US Large Cap Growth Equity Fund

(formerly known as MGI US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares		Description	Value ($)

		Software — 8.2%

14,400		athenahealth, Inc.*	1,067,328
33,300		Autodesk, Inc.*	1,409,256
66,651		Cerner Corp.*	5,076,140
24,858		Citrix Systems, Inc.*	1,961,545
18,020		Informatica Corp.*	953,258
23,100		Intuit, Inc.	1,389,003
172,818		Microsoft Corp.	5,573,380
220,693		Oracle Corp.	6,435,408
77,170		Salesforce.com, Inc.*	11,923,537
21,763		VeriFone Systems, Inc.*	1,128,847
11,520		VMware, Inc. Class A*	1,294,502

			38,212,204

		Telecommunications — 4.4%

30,100		Acme Packet, Inc.*	828,352
106,008		Juniper Networks, Inc.*	2,425,463
255,294		QUALCOMM, Inc.	17,365,098

			20,618,913

		Transportation — 3.0%

36,620		CH Robinson Worldwide, Inc.	2,398,244
37,500		Expeditors International of Washington, Inc.	1,744,125
13,746		FedEx Corp.	1,264,082
14,770		J.B. Hunt Transport Services, Inc.	803,045
71,989		Union Pacific Corp.	7,737,378

			13,946,874

		TOTAL COMMON STOCKS (COST $344,661,440)	457,276,512

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.3%

		Bank Deposits — 1.3%

5,945,089		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/02/12	5,945,089

		TOTAL SHORT-TERM INVESTMENTS (COST $5,945,089)	5,945,089

		TOTAL INVESTMENTS — 99.5% (Cost $350,606,529)	463,221,601

		Other Assets and Liabilities (net) — 0.5%	2,419,198

		NET ASSETS — 100.0%	$465,640,799

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

26	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

(formerly known as MGI US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

March 31, 2012

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	98.2
Short-Term Investments	1.3
Other Assets and Liabilities (net)	0.5

100.0%

See accompanying Notes to the Financial Statements.	27

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Schedule of Investments

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 98.8%

	Advertising — 1.4%

125,479	Omnicom Group, Inc.	6,355,512

	Aerospace & Defense — 3.2%

103,908	BAE Systems Plc, Sponsored ADR	2,005,424
18,400	Boeing Co. (The)	1,368,408
23,101	L-3 Communications Holdings, Inc.	1,634,858
39,542	Lockheed Martin Corp.	3,553,244
48,508	Northrop Grumman Corp.	2,962,869
62,788	Raytheon Co.	3,313,951

		14,838,754

	Agriculture — 0.3%

6,709	Lorillard, Inc.	868,681
7,732	Philip Morris International, Inc.	685,133

		1,553,814

	Airlines — 0.2%

113,400	Delta Air Lines, Inc.*	1,123,794

	Apparel — 0.3%

52,100	Hanesbrands, Inc.*	1,539,034

	Auto Manufacturers — 0.6%

86,420	General Motors Co.*	2,216,673
22,051	Tata Motors, Ltd., Sponsored ADR	594,715

		2,811,388

	Auto Parts & Equipment — 1.0%

18,078	Autoliv, Inc.	1,212,130
54,100	Johnson Controls, Inc.	1,757,168
39,000	Lear Corp.	1,813,110

		4,782,408

	Banks — 7.9%

518,900	Bank of America Corp.	4,965,873
59,170	Capital One Financial Corp.	3,298,136
39,550	Comerica, Inc.	1,279,838
134,765	Fifth Third Bancorp	1,893,448
56,865	PNC Financial Services Group, Inc.	3,667,224
94,990	SunTrust Banks, Inc.	2,295,908
142,650	US Bancorp	4,519,152
392,207	Wells Fargo & Co.	13,389,947
41,000	Zions BanCorp	879,860

		36,189,386

28	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Beverages — 1.7%

17,091	Anheuser-Busch InBev NV, Sponsored ADR	1,242,858
57,155	Coca-Cola Enterprises, Inc.	1,634,633
24,116	Dr Pepper Snapple Group, Inc.	969,704
59,510	PepsiCo, Inc.	3,948,488

		7,795,683

	Biotechnology — 0.6%

41,179	Amgen, Inc.	2,799,760

	Building Materials — 0.2%

23,260	Owens Corning, Inc.*	838,058

	Chemicals — 1.3%

13,230	Air Products & Chemicals, Inc.	1,214,514
22,690	Celanese Corp. Series A	1,047,824
85,600	Dow Chemical Co. (The)	2,965,184
10,340	Eastman Chemical Co.	534,475

		5,761,997

	Commercial Services — 1.5%

9,331	Apollo Group, Inc. Class A*	360,550
9,042	Iron Mountain, Inc.	260,409
37,945	McKesson Corp.	3,330,433
41,870	Moody’s Corp.	1,762,727
66,783	Western Union Co. (The)	1,175,381

		6,889,500

	Computers — 3.3%

7,265	Apple, Inc.*	4,355,150
58,397	Hewlett-Packard Co.	1,391,601
29,890	SanDisk Corp.*	1,482,245
254,031	Seagate Technology PLC	6,846,135
25,900	Western Digital Corp.*	1,072,001

		15,147,132

	Cosmetics & Personal Care — 0.1%

29,420	Avon Products, Inc.	569,571

	Diversified Financial Services — 7.5%

10,050	American Express Co.	581,493
45,833	Ameriprise Financial, Inc.	2,618,439
2,401	BlackRock, Inc.	491,965
143,500	Charles Schwab Corp. (The)	2,062,095
143,743	Citigroup, Inc.	5,253,807
25,490	Discover Financial Services	849,837
4,640	Franklin Resources, Inc.	575,499
29,190	Goldman Sachs Group, Inc.	3,630,360

See accompanying Notes to the Financial Statements.	29

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Diversified Financial Services — continued

325,702	JPMorgan Chase & Co.	14,975,778
19,130	Nasdaq OMX Group (The), Inc.*	495,467
11,982	Raymond James Financial, Inc.	437,703
104,361	SLM Corp.	1,644,729
45,200	TD Ameritrade Holding Corp.	892,248

		34,509,420

	Electric — 0.6%

25,930	American Electric Power Co., Inc.	1,000,379
26,450	Edison International	1,124,390
19,200	Xcel Energy, Inc.	508,224

		2,632,993

	Electrical Components & Equipment — 0.5%

21,790	Energizer Holdings, Inc.*	1,616,382
7,460	Hubbell, Inc. Class B	586,207

		2,202,589

	Electronics — 0.8%

47,200	Avnet, Inc.*	1,717,608
33,827	TE Connectivity, Ltd.	1,243,142
9,710	Thermo Fisher Scientific, Inc.	547,450

		3,508,200

	Entertainment — 0.1%

35,180	International Game Technology	590,672

	Food — 2.8%

114,070	ConAgra Foods, Inc.	2,995,478
12,585	Kellogg Co.	674,934
28,850	Kraft Foods, Inc. Class A	1,096,588
103,156	Kroger Co. (The)	2,499,470
6,397	Nestle SA, Sponsored ADR	403,011
131,829	Safeway, Inc.	2,664,264
108,455	Sara Lee Corp.	2,335,036

		12,668,781

	Forest Products & Paper — 0.2%

31,870	International Paper Co.	1,118,637

	Hand & Machine Tools — 0.2%

11,040	Stanley Black & Decker, Inc.	849,638

	Health Care - Products — 2.4%

19,460	Baxter International, Inc.	1,163,319
36,285	CareFusion Corp.*	940,870

30	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Health Care - Products — continued

32,435	Covidien Plc	1,773,546
107,479	Johnson & Johnson	7,089,315
1,570	Zimmer Holdings, Inc.	100,919

		11,067,969

	Health Care - Services — 2.7%

60,758	Aetna, Inc.	3,047,621
19,360	DaVita, Inc.*	1,745,691
26,930	Humana, Inc.	2,490,487
50,225	UnitedHealth Group, Inc.	2,960,262
29,494	WellPoint, Inc.	2,176,657

		12,420,718

	Home Builders — 0.4%

590	NVR, Inc.*	428,535
31,600	PulteGroup, Inc.*	279,660
41,000	Toll Brothers, Inc.*	983,590

		1,691,785

	Housewares — 0.3%

83,440	Newell Rubbermaid, Inc.	1,486,066

	Insurance — 8.1%

16,000	ACE, Ltd.	1,171,200
35,570	AON Corp.	1,745,064
49,883	Berkshire Hathaway, Inc. Class B*	4,048,006
81,510	Chubb Corp. (The)	5,633,156
56,835	Cigna Corp.	2,799,124
61,130	Genworth Financial, Inc. Class A*	508,602
63,700	Hartford Financial Services Group (The), Inc.	1,342,796
77,900	Lincoln National Corp.	2,053,444
204,445	Metlife, Inc.	7,636,021
18,140	Prudential Financial, Inc.	1,149,895
11,588	Reinsurance Group of America, Inc.	689,138
99,507	Travelers Cos. (The), Inc.	5,890,814
36,084	Unum Group	883,336
30,255	Validus Holdings, Ltd.	936,392
44,748	XL Group Plc	970,584

		37,457,572

	Internet — 0.7%

50,423	eBay, Inc.*	1,860,105
28,755	Expedia, Inc.	961,567
7,125	IAC/InterActiveCorp	349,766

		3,171,438

See accompanying Notes to the Financial Statements.	31

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Iron & Steel — 0.6%

58,400	ArcelorMittal	1,117,192
12,900	Cliffs Natural Resources, Inc.	893,454
30,200	United States Steel Corp.	886,974

		2,897,620

	Leisure Time — 0.4%

52,130	Carnival Corp.	1,672,330

	Lodging — 0.3%

26,701	Wyndham Worldwide Corp.	1,241,864

	Machinery - Construction & Mining — 0.1%

4,960	Caterpillar, Inc.	528,339

	Machinery - Diversified — 0.5%

9,400	Cummins, Inc.	1,128,376
49,590	Xylem, Inc.	1,376,123

		2,504,499

	Media — 6.2%

89,839	CBS Corp. Class B	3,046,440
145,401	Comcast Corp. Class A	4,363,484
72,602	DIRECTV Class A*	3,582,183
22,831	Liberty Global, Inc.*	1,143,376
13,910	Liberty Media Corp. - Capital Series A*	1,226,167
47,557	McGraw-Hill Cos. (The), Inc.	2,305,088
125,500	News Corp. Class A	2,471,095
438,870	Sirius XM Radio, Inc.*	1,013,790
24,517	Time Warner Cable, Inc.	1,998,136
73,782	Time Warner, Inc.	2,785,270
62,880	Viacom, Inc. Class B	2,984,285
40,940	Walt Disney Co. (The)	1,792,353

		28,711,667

	Mining — 0.3%

30,600	Newmont Mining Corp.	1,568,862

	Miscellaneous - Manufacturing — 4.8%

23,800	3M Co.	2,123,198
13,810	Cooper Industries Plc	883,150
22,600	Eaton Corp.	1,126,158
574,930	General Electric Co.	11,538,845
53,485	Honeywell International, Inc.	3,265,259
5,460	Ingersoll-Rand Plc	225,771
51,894	Tyco International, Ltd.	2,915,405

		22,077,786

32	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Office & Business Equipment — 0.4%

30,310	Pitney Bowes, Inc.	532,850
132,655	Xerox Corp.	1,071,852

		1,604,702

	Oil & Gas — 9.1%

13,130	Anadarko Petroleum Corp.	1,028,604
115,690	BP Plc, Sponsored ADR	5,206,050
44,325	Chevron Corp.	4,753,413
87,665	ConocoPhillips	6,663,417
39,214	EOG Resources, Inc.	4,356,675
52,030	Exxon Mobil Corp.	4,512,562
72,682	Occidental Petroleum Corp.	6,921,507
60,036	Royal Dutch Shell PLC, ADR	4,210,325
41,710	Transocean, Ltd.	2,281,537
48,100	Valero Energy Corp.	1,239,537
40,220	WPX Energy, Inc.*	724,362

		41,897,989

	Oil & Gas Services — 0.6%

27,256	Cameron International Corp.*	1,439,935
16,810	Schlumberger, Ltd.	1,175,523

		2,615,458

	Packaging & Containers — 0.2%

2,599	Ball Corp.	111,445
14,215	Rock-Tenn Co. Class A	960,366

		1,071,811

	Pharmaceuticals — 5.4%

15,935	AmerisourceBergen Corp.	632,301
48,904	AstraZeneca Plc, Sponsored ADR	2,175,739
11,790	Eli Lilly & Co.	474,783
4,751	Express Scripts, Inc.*	257,409
12,516	Gilead Sciences, Inc.*	611,407
167,810	Merck & Co., Inc.	6,443,904
24,080	Mylan, Inc.*	564,676
561,133	Pfizer, Inc.	12,715,274
28,035	Sanofi, ADR	1,086,356

		24,961,849

	REITS — 0.5%

65,600	Annaly Capital Management, Inc. REIT	1,037,792
395,900	Chimera Investment Corp. REIT	1,120,397

		2,158,189

See accompanying Notes to the Financial Statements.	33

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Retail — 8.4%

1,736	Advance Auto Parts, Inc.	153,757
5,032	AutoZone, Inc.*	1,870,898
79,544	Best Buy Co., Inc.	1,883,602
68,765	CVS Caremark Corp.	3,080,672
237,958	Gap, Inc. (The)	6,220,222
43,905	Home Depot, Inc.	2,208,861
67,936	Kohl’s Corp.	3,398,838
6,683	Limited Brands, Inc.	320,784
123,006	Lowe’s Cos., Inc.	3,859,928
60,586	Macy’s, Inc.	2,407,082
7,680	PVH Corp.	686,054
186,860	Staples, Inc.	3,023,395
69,832	Target Corp.	4,069,111
76,550	Wal-Mart Stores, Inc.	4,684,860
18,911	Walgreen Co.	633,329

		38,501,393

	Semiconductors — 0.9%

60,459	Intel Corp.	1,699,502
86,668	Marvell Technology Group, Ltd.*	1,363,288
25,000	Texas Instruments, Inc.	840,250

		3,903,040

	Software — 2.8%

28,000	CA, Inc.	771,680
65,910	Electronic Arts, Inc.*	1,086,197
28,400	Fidelity National Information Services, Inc.	940,608
217,995	Microsoft Corp.	7,030,339
97,567	Oracle Corp.	2,845,053

		12,673,877

	Telecommunications — 6.2%

56,400	AT&T, Inc.	1,761,372
440,745	Cisco Systems, Inc.	9,321,757
73,813	France Telecom SA, Sponsored ADR	1,096,123
39,372	Harris Corp.	1,774,890
221,155	Koninklijke KPN NV, Sponsored ADR	2,445,974
42,230	QUALCOMM, Inc.	2,872,485
37,282	Rogers Communications, Inc. Class B	1,480,095
71,284	Telecom Italia Spa, Sponsored ADR	846,141
23,586	Telefonica Brasil SA, ADR	722,439
61,672	Telstra Corp., Ltd., ADR	1,057,058
16,867	Virgin Media, Inc.	421,338
162,744	Vodafone Group Plc, Sponsored ADR	4,503,126

		28,302,798

34	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares		Description	Value ($)

		Transportation — 0.2%

9,400		FedEx Corp.	864,424
1,647		Norfolk Southern Corp.	108,422

			972,846

		TOTAL COMMON STOCKS (COST $388,194,499)	454,239,188

		INVESTMENT COMPANY — 0.1%

		Unaffiliated Fund — 0.1%

8,260		iShares Russell 1000 Value Index Fund	578,778

		TOTAL INVESTMENT COMPANY (COST $582,791)	578,778

		PREFERRED STOCK — 0.2%

		Auto Manufacturers — 0.2%

22,550		General Motors Co., 4.75%	943,717

		TOTAL PREFERRED STOCK (COST $915,895)	943,717

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.8%

		Bank Deposit — 0.8%

3,627,293		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/02/12	3,627,293

		TOTAL SHORT-TERM INVESTMENTS (COST $3,627,293)	3,627,293

		TOTAL INVESTMENTS — 99.9% (Cost $393,320,478)	459,388,976

		Other Assets and Liabilities (net) — 0.1%	609,733

		NET ASSETS — 100.0%	$459,998,709

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

See accompanying Notes to the Financial Statements.	35

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Schedule of Investments (Continued)

March 31, 2012

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	98.8
Preferred Stock	0.2
Investment Company	0.1
Short-Term Investments	0.8
Other Assets and Liabilities (net)	0.1

100.0%

36	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Schedule of Investments

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 97.2%

	Aerospace & Defense — 1.6%

24,598	Aerovironment, Inc.*	659,472
36,680	BE Aerospace, Inc.*	1,704,520
10,650	TransDigm Group, Inc.*	1,232,844
20,510	Triumph Group, Inc.	1,285,157

		4,881,993

	Apparel — 0.9%

20,159	Carter’s, Inc.*	1,003,313
14,679	Deckers Outdoor Corp.*	925,511
7,847	Under Armour, Inc. Class A*	737,618

		2,666,442

	Auto Parts & Equipment — 0.5%

48,451	Amerigon, Inc. Class A*	783,937
12,870	WABCO Holdings, Inc.*	778,378

		1,562,315

	Banks — 1.8%

44,300	Comerica, Inc.	1,433,548
49,609	Eagle Bancorp, Inc.*	830,455
55,978	First Republic Bank*	1,843,915
24,090	Hancock Holding Co.	855,436
286,911	Popular, Inc.*	588,167

		5,551,521

	Beverages — 0.8%

34,300	Peet’s Coffee & Tea, Inc.*	2,527,910

	Biotechnology — 1.2%

9,732	Alexion Pharmaceuticals, Inc.*	903,713
40,030	Amarin Corp. Plc, ADR*	453,140
42,050	Halozyme Therapeutics, Inc.*	536,558
42,662	Incyte Corp.*	823,377
56,063	NPS Pharmaceuticals, Inc.*	383,471
14,920	Vertex Pharmaceuticals, Inc.*	611,869

		3,712,128

	Chemicals — 2.7%

13,240	Airgas, Inc.	1,177,963
10,680	Ashland, Inc.	652,121
27,830	Celanese Corp. Series A	1,285,189
8,400	FMC Corp.	889,224
7,135	International Flavors & Fragrances, Inc.	418,111
42,420	Intrepid Potash, Inc.*	1,032,079

See accompanying Notes to the Financial Statements.	37

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Chemicals — continued
30,900	Kraton Performance Polymers, Inc.*	821,013
26,880	Westlake Chemical Corp.	1,741,555

		8,017,255

	Coal — 0.2%

41,252	Alpha Natural Resources, Inc.*	627,443

	Commercial Services — 11.2%

33,000	Acacia Research Corp.*	1,377,420
15,750	Alliance Data Systems Corp.*	1,983,870
43,711	Coinstar, Inc.*	2,777,834
18,770	DeVry, Inc.	635,740
23,150	Equifax, Inc.	1,024,619
67,112	ExamWorks Group, Inc.*	833,531
58,003	FleetCor Technologies, Inc.*	2,248,776
58,709	Genpact, Ltd.*	956,957
62,377	Healthcare Services Group	1,326,759
77,968	Heartland Payment Systems, Inc.	2,248,597
170,700	Hertz Global Holdings, Inc.*	2,567,328
31,750	HMS Holdings Corp.*	990,918
12,940	Huron Consulting Group, Inc.*	486,026
85,600	K12, Inc.*	2,022,728
23,640	Kenexa Corp.*	738,514
27,216	PAREXEL International Corp.*	734,016
56,376	Quanta Services, Inc.*	1,178,258
110,248	Ritchie Bros Auctioneers, Inc.	2,619,493
53,080	ServiceSource International, Inc.*	821,678
21,100	Strayer Education, Inc.	1,989,308
32,490	United Rentals, Inc.*	1,393,496
33,265	Weight Watchers International, Inc.*	2,567,725

		33,523,591

	Computers — 3.3%

16,190	IHS, Inc. Class A*	1,516,193
82,140	j2 Global, Inc.	2,355,775
18,641	MICROS Systems, Inc.*	1,030,661
58,892	RealD, Inc.*	795,042
35,410	Riverbed Technology, Inc.*	994,313
14,670	Syntel, Inc.	821,520
36,500	Teradata Corp.*	2,487,475

		10,000,979

	Distribution & Wholesale — 0.4%

19,200	WESCO International, Inc.*	1,253,952

	Diversified Financial Services — 4.0%

33,060	Affiliated Managers Group, Inc.*	3,696,439

38	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Diversified Financial Services — continued
59,061	Evercore Partners, Inc. Class A	1,716,903
17,250	IntercontinentalExchange, Inc.*	2,370,495
54,930	Knight Capital Group, Inc. Class A*	706,949
89,445	Lazard, Ltd. Class A	2,554,549
29,590	Raymond James Financial, Inc.	1,080,923

		12,126,258

	Electrical Components & Equipment — 1.0%

17,870	Ametek, Inc.	866,874
25,240	Hubbell, Inc. Class B	1,983,359

		2,850,233

	Electronics — 2.3%

24,140	Amphenol Corp. Class A	1,442,848
22,480	Coherent, Inc.*	1,311,258
40,616	FLIR Systems, Inc.	1,027,991
91,860	Gentex Corp.	2,250,570
22,740	Woodward, Inc.	973,954

		7,006,621

	Entertainment — 1.2%

13,820	Bally Technologies, Inc.*	646,085
34,730	Cinemark Holdings, Inc.	762,323
24,860	Penn National Gaming, Inc.*	1,068,483
87,760	Scientific Games Corp. Class A*	1,023,282

		3,500,173

	Environmental Control — 1.3%

14,670	Clean Harbors, Inc.*	987,731
3,992	Stericycle, Inc.*	333,891
77,110	Waste Connections, Inc.	2,508,388

		3,830,010

	Food — 1.3%

12,712	Hain Celestial Group (The), Inc.*	556,913
27,430	Ralcorp Holdings, Inc.*	2,032,289
57,384	Smart Balance, Inc.*	379,308
13,660	TreeHouse Foods, Inc.*	812,770

		3,781,280

	Hand & Machine Tools — 0.9%

57,719	Kennametal, Inc.	2,570,227

	Health Care - Products — 4.4%

69,566	ABIOMED, Inc.*	1,543,670
37,110	Bruker Corp.*	568,154
36,853	CareFusion Corp.*	955,598

See accompanying Notes to the Financial Statements.	39

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Health Care - Products — continued
8,409	Cepheid, Inc.*	351,748
54,520	DexCom, Inc.*	568,644
7,536	Given Imaging, Ltd.*	141,149
18,132	Henry Schein, Inc.*	1,372,230
23,140	Hill-Rom Holdings, Inc.	773,107
8,505	IDEXX Laboratories, Inc.*	743,762
14,650	MAKO Surgical Corp.*	617,498
35,629	Techne Corp.	2,497,593
22,414	Tornier BV*	576,040
25,870	Zoll Medical Corp.*	2,396,338

		13,105,531

	Health Care - Services — 2.1%

48,990	Coventry Health Care, Inc.	1,742,574
119,980	Health Management Associates, Inc. Class A*	806,266
17,230	Magellan Health Services, Inc.*	840,996
12,390	Mettler-Toledo International, Inc.*	2,289,053
7,617	Pediatrix Medical Group, Inc.*	566,476

		6,245,365

	Housewares — 0.4%

70,449	Newell Rubbermaid, Inc.	1,254,697

	Insurance — 0.5%

14,930	Everest Re Group, Ltd.	1,381,324

	Internet — 4.3%

36,173	21Vianet Group, Inc., ADR*	410,564
31,880	Bankrate, Inc.*	789,030
26,360	BroadSoft, Inc.*	1,008,270
13,572	Equinix, Inc.*	2,136,911
2,081	ExactTarget, Inc.*	54,106
69,100	Pandora Media, Inc.*	705,511
53,870	Rackspace Hosting, Inc.*	3,113,147
26,130	Sourcefire, Inc.*	1,257,637
44,700	TIBCO Software, Inc.*	1,363,350
56,300	VeriSign, Inc.	2,158,542

		12,997,068

	Iron & Steel — 0.2%

18,490	Schnitzer Steel Industries, Inc. Class A	737,658

	Leisure Time — 0.4%

60,965	Interval Leisure Group, Inc.	1,060,791

40	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Lodging — 0.6%

14,897	Choice Hotels International, Inc.	556,254
24,640	Wyndham Worldwide Corp.	1,146,006

		1,702,260

	Machinery - Diversified — 3.1%

20,190	Gardner Denver, Inc.	1,272,374
43,100	Graco, Inc.	2,286,886
47,177	IDEX Corp.	1,987,567
53,450	Manitowoc Co. (The), Inc.	740,817
29,451	Robbins & Myers, Inc.	1,532,924
15,587	Roper Industries, Inc.	1,545,607

		9,366,175

	Metal Fabricate & Hardware — 0.7%

34,940	Rexnord Corp.* ††††	737,234
29,800	Timken Co. (The)	1,512,052

		2,249,286

	Mining — 0.4%

58,630	US Silica Holdings, Inc.*	1,227,712

	Miscellaneous - Manufacturing — 0.5%

28,460	Crane Co.	1,380,310
47,052	STR Holdings, Inc.*	227,732

		1,608,042

	Oil & Gas — 5.4%

21,315	Approach Resources, Inc.*	787,589
17,640	Berry Petroleum Co. Class A	831,373
88,030	Denbury Resources, Inc.*	1,604,787
17,480	Ensco Plc, Sponsored ADR	925,216
63,190	Forest Oil Corp.*	765,863
38,540	Foster Wheeler AG*	877,170
24,290	Plains Exploration & Production Co.*	1,035,969
98,152	Rex Energy Corp.*	1,048,263
47,023	Rosetta Resources, Inc.*	2,292,842
66,620	Rowan Cos., Inc.*	2,193,797
81,420	Tesoro Corp.*	2,185,313
31,711	Whiting Petroleum Corp.*	1,721,907

		16,270,089

	Oil & Gas Services — 2.2%

33,960	Core Laboratories NV	4,468,117
20,518	Dril-Quip, Inc.*	1,334,081
126,800	ION Geophysical Corp.*	817,860

		6,620,058

See accompanying Notes to the Financial Statements.	41

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Packaging & Containers — 1.2%

38,060	Crown Holdings, Inc.*	1,401,750
47,630	Packaging Corp. of America	1,409,372
9,970	Rock-Tenn Co. Class A	673,573

		3,484,695

	Pharmaceuticals — 3.8%

31,935	Amylin Pharmaceuticals, Inc.*	797,098
34,550	Ardea Biosciences, Inc.*	751,808
20,314	BioMarin Pharmaceutical, Inc.*	695,755
16,960	Catalyst Health Solutions, Inc.*	1,080,861
48,490	DENTSPLY International, Inc.	1,945,904
123,720	Elan Corp. Plc, Sponsored ADR*	1,857,037
5,450	Medivation, Inc.*	407,224
15,080	Onyx Pharmaceuticals, Inc.*	568,214
20,550	Perrigo Co.	2,123,020
30,673	Sagent Pharmaceuticals, Inc.*	548,127
11,110	Sirona Dental Systems, Inc.*	572,609

		11,347,657

	Real Estate — 1.1%

69,093	CBRE Group, Inc.*	1,379,096
22,890	Jones Lang Lasalle, Inc.	1,906,966

		3,286,062

	Retail — 9.5%

14,260	Abercrombie & Fitch Co. Class A	707,439
66,150	American Eagle Outfitters, Inc.	1,137,119
25,770	Arcos Dorados Holdings, Inc.	466,179
29,280	Asbury Automotive Group, Inc.*	790,560
18,650	Big Lots, Inc.*	802,323
17,510	Dick’s Sporting Goods, Inc.	841,881
42,000	DineEquity, Inc.*	2,083,200
21,664	Dunkin’ Brands Group, Inc.	652,303
27,220	Express, Inc.*	679,956
25,170	First Cash Financial Services, Inc.*	1,079,541
100,822	Foot Locker, Inc.	3,130,523
22,820	GNC Holdings, Inc. Class A	796,190
9,230	Lululemon Athletica, Inc.*	689,296
20,070	Michael Kors Holdings, Ltd.*	935,061
16,985	O’Reilly Automotive, Inc.*	1,551,580
48,336	OfficeMax, Inc.*	276,482
27,100	Petsmart, Inc.	1,550,662
37,940	Pier 1 Imports, Inc.*	689,749
22,195	PVH Corp.	1,982,679
21,820	Red Robin Gourmet Burgers, Inc.*	811,486
34,286	Rue21, Inc.*	1,005,951
27,240	Signet Jewelers, Ltd.	1,287,907

42	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Retail — continued
38,549	Texas Roadhouse, Inc. Class A	641,455
84,481	Urban Outfitters, Inc.*	2,459,242
36,970	Williams-Sonoma, Inc.	1,385,636

		28,434,400

	Semiconductors — 4.3%

26,079	Cavium, Inc.*	806,884
33,440	Ceva, Inc.*	759,422
20,258	Hittite Microwave Corp.*	1,100,212
45,533	Intermolecular, Inc.*	282,760
15,109	Linear Technology Corp.	509,173
135,120	LSI Corp.*	1,172,842
27,000	Mellanox Technologies, Ltd.*	1,129,410
33,092	NVIDIA Corp.*	509,286
30,380	NXP Semiconductor NV*	808,412
81,230	ON Semiconductor Corp.*	731,882
23,387	Rovi Corp.*	761,247
51,560	Skyworks Solutions, Inc.*	1,425,634
56,080	Teradyne, Inc.*	947,191
20,230	Volterra Semiconductor Corp.*	696,216
35,565	Xilinx, Inc.	1,295,633

		12,936,204

	Software — 7.7%

28,970	Allscripts Healthcare Solutions, Inc.*	480,902
26,480	Ariba, Inc.*	866,161
26,400	athenahealth, Inc.*	1,956,768
71,542	Blackbaud, Inc.	2,377,341
12,700	Commvault Systems, Inc.*	630,428
19,990	Global Payments, Inc.	948,925
56,240	Informatica Corp.*	2,975,096
54,394	InterXion Holding NV*	976,372
31,042	Medassets, Inc.*	408,513
126,019	MSCI, Inc. Class A*	4,638,759
8,316	NetSuite, Inc.*	418,211
48,760	Nuance Communications, Inc.*	1,247,281
20,670	QLIK Technologies, Inc.*	661,440
40,460	SS&C Technologies Holdings, Inc.*	943,932
71,493	VeriFone Systems, Inc.*	3,708,342

		23,238,471

	Telecommunications — 5.0%

24,070	Acme Packet, Inc.*	662,406
76,588	Calix, Inc.*	653,296
14,807	IPG Photonics Corp.*	770,704
71,240	JDS Uniphase Corp.*	1,032,268
42,800	NeuStar, Inc. Class A*	1,594,300

See accompanying Notes to the Financial Statements.	43

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares		Description	Value ($)

		Telecommunications — continued
41,260		NII Holdings, Inc. Class B*	755,471
120,690		Polycom, Inc.*	2,301,558
116,099		SBA Communications Corp.*	5,898,990
64,299		tw telecom, Inc. Class A*	1,424,866

			15,093,859

		Transportation — 2.8%

40,600		Expeditors International of Washington, Inc.	1,888,306
29,870		HUB Group, Inc. Class A*	1,076,216
10,820		Kansas City Southern*	775,686
53,130		Knight Transportation, Inc.	938,276
29,720		Landstar System, Inc.	1,715,438
36,121		Roadrunner Transportation Systems, Inc.*	626,699
24,390		Ryder System, Inc.	1,287,792

			8,308,413

		TOTAL COMMON STOCKS (COST $252,637,633)	291,946,148

		INVESTMENT COMPANY — 0.5%

		Unaffiliated Fund — 0.5%

14,700		iShares Russell 2000 Growth Index Fund	1,402,086

		TOTAL INVESTMENT COMPANY (COST $1,429,685)	1,402,086

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.2%

		Bank Deposit — 2.2%

6,648,345		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/02/12	6,648,345

		TOTAL SHORT-TERM INVESTMENTS (COST $6,648,345)	6,648,345

		TOTAL INVESTMENTS — 99.9% (Cost $260,715,663)	299,996,579

		Other Assets and Liabilities (net) — 0.1%	179,228

		NET ASSETS — 100.0%	$300,175,807

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	††††	When-issued security

44	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

March 31, 2012

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	97.2
Investment Company	0.5
Short-Term Investments	2.2
Other Assets and Liabilities (net)	0.1

100.0%

See accompanying Notes to the Financial Statements.	45

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 98.1%

	Advertising — 0.2%

43,875	Interpublic Group of Cos., Inc.	500,614

	Aerospace & Defense — 0.9%

9,400	Alliant Techsystems, Inc.	471,128
45,700	GenCorp, Inc.*	324,470
64,300	Orbital Sciences Corp.*	845,545
16,125	Triumph Group, Inc.	1,010,393

		2,651,536

	Agriculture — 0.2%

9,400	Andersons (The), Inc.	457,686
2,100	Universal Corp.	97,860

		555,546

	Airlines — 0.5%

15,800	Alaska Air Group, Inc.*	565,956
6,800	Allegiant Travel Co.*	370,600
33,100	Hawaiian Holdings, Inc.*	173,113
8,700	United Continental Holdings, Inc.*	187,050
7,500	US Airways Group, Inc.*	56,925

		1,353,644

	Apparel — 1.0%

22,040	Ascena Retail Group, Inc.*	976,813
39,100	Guess?, Inc.	1,221,875
25,900	Liz Claiborne, Inc.*	346,024
13,630	True Religion Apparel, Inc.*	373,462

		2,918,174

	Auto Manufacturers — 0.1%

11,100	Navistar International Corp.*	448,995

	Auto Parts & Equipment — 0.5%

33,200	Dana Holding Corp.	514,600
800	Federal-Mogul Corp.*	13,768
12,500	Lear Corp.	581,125
20,900	Meritor, Inc.*	168,663
7,600	Modine Manufacturing Co.*	67,108
3,000	TRW Automotive Holdings Corp.*	139,350

		1,484,614

	Banks — 6.8%

20,700	Associated Banc-Corp.	288,972
1,000	Bank of Hawaii Corp.	48,350
9,400	BOK Financial Corp.	529,032

46	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Banks — continued

7,400	City Holding Co.	256,928
2,200	City National Corp.	115,434
14,300	Columbia Banking System, Inc.	325,754
76,175	Comerica, Inc.	2,465,023
10,858	Commerce Bancshares, Inc.	439,966
151,400	Fifth Third Bancorp	2,127,170
2,200	First Citizens BancShares, Inc. Class A	401,918
48,100	First Commonwealth Financial Corp.	294,372
45,000	Fulton Financial Corp.	472,500
102,900	Huntington Bancshares, Inc.	663,705
41,300	International Bancshares Corp.	873,495
311,000	KeyCorp	2,643,500
28,200	National Penn Bancshares, Inc.	249,570
9,400	NBT Bancorp, Inc.	207,552
45,800	Northwest Bancshares, Inc.	581,660
2,300	PacWest Bancorp	55,890
55,054	People’s United Financial, Inc.	728,915
12,200	Pinnacle Financial Partners, Inc.*	223,870
113,300	Popular, Inc.*	232,265
40,300	PrivateBancorp, Inc.	611,351
38,100	Prosperity Bancshares, Inc.	1,744,980
132,500	Regions Financial Corp.	873,175
1,000	S&T Bancorp, Inc.	21,690
7,000	Susquehanna Bancshares, Inc.	69,160
26,600	Texas Capital Bancshares, Inc.*	920,892
1,400	UMB Financial Corp.	62,629
14,900	Umpqua Holdings Corp.	202,044
17,800	Webster Financial Corp.	403,526
78,250	Western Alliance Bancorp*	662,778

		19,798,066

	Beverages — 0.6%

64,800	Constellation Brands, Inc. Class A*	1,528,632
4,400	Monster Beverage Corp.*	273,196

		1,801,828

	Biotechnology — 1.1%

132,800	Affymetrix, Inc.*	567,056
31,200	Medicines Co. (The)*	626,184
184,000	PDL BioPharma, Inc.	1,168,400
19,800	Vertex Pharmaceuticals, Inc.*	811,998

		3,173,638

	Building Materials — 0.7%

19,300	Apogee Enterprises, Inc.	249,935
55,500	Gibraltar Industries, Inc.*	840,825

See accompanying Notes to the Financial Statements.	47

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Building Materials — continued

21,775	Owens Corning, Inc.*	784,553
2,800	Simpson Manufacturing Co., Inc.	90,300

		1,965,613

	Chemicals — 2.3%

13,400	A. Schulman, Inc.	362,068
26,575	Ashland, Inc.	1,622,669
17,400	Chemtura Corp.*	295,452
25,325	Cytec Industries, Inc.	1,539,507
1,600	Georgia Gulf Corp.*	55,808
14,500	Innospec, Inc.*	440,510
3,800	Minerals Technologies, Inc.	248,558
1,400	PolyOne Corp.	20,160
5,700	Sensient Technologies Corp.	216,600
7,260	Stepan Co.	637,428
14,000	TPC Group, Inc.*	618,940
11,425	Valspar Corp.	551,713

		6,609,413

	Coal — 0.4%

30,100	Arch Coal, Inc.	322,371
26,820	Cloud Peak Energy, Inc.*	427,243
64,500	Patriot Coal Corp.*	402,480

		1,152,094

	Commercial Services — 4.4%

19,950	ABM Industries, Inc.	484,785
69,300	Career Education Corp.*	558,558
5,910	Chemed Corp.	370,439
77,510	Convergys Corp.*	1,034,758
90,600	Corinthian Colleges, Inc.*	375,084
13,700	Corrections Corp. of America*	374,147
3,200	DeVry, Inc.	108,384
30,005	Equifax, Inc.	1,328,021
72,210	Geo Group (The), Inc.*	1,372,712
6,600	Great Lakes Dredge & Dock Corp.	47,652
15,700	Heidrick & Struggles International, Inc.	345,871
106,700	Hertz Global Holdings, Inc.*	1,604,768
4,200	ICF International, Inc.*	106,554
20,400	Insperity, Inc.	625,056
12,457	Ituran Location and Control, Ltd.	167,422
5,200	Kelly Services, Inc. Class A	83,148
22,770	Korn/Ferry International*	381,398
20,800	Lincoln Educational Services Corp.	164,528
5,700	Quad/Graphics, Inc.	79,230
33,550	Rent-A-Center, Inc.	1,266,512
8,230	SEI Investments Co.	170,279

48	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Commercial Services — continued

71,760	Service Corp. International	808,018
5,290	Standard Parking Corp.*	108,445
40,800	Stewart Enterprises, Inc. Class A	247,656
9,100	TeleTech Holdings, Inc.*	146,510
16,070	Total System Services, Inc.	370,735
4,300	Viad Corp.	83,549

		12,814,219

	Computers — 3.3%

286,516	Brocade Communications Systems, Inc.*	1,647,467
168,450	Cadence Design Systems, Inc.*	1,994,448
26,625	Diebold, Inc.	1,025,595
24,580	DST Systems, Inc.	1,332,973
7,120	j2 Global, Inc.	204,202
138,400	Quantum Corp.*	362,608
46,825	Seagate Technology PLC	1,261,934
32,540	Smart Technologies, Inc.*	96,644
30,700	SYKES Enterprises, Inc.*	485,060
26,200	Unisys Corp.*	516,664
55,600	Xyratex, Ltd.	884,596

		9,812,191

	Cosmetics & Personal Care — 0.8%

52,180	Elizabeth Arden, Inc.*	1,825,256
56,800	Skilled Healthcare Group, Inc. Class A*	435,088

		2,260,344

	Distribution & Wholesale — 0.8%

64,520	Ingram Micro, Inc. Class A*	1,197,491
7,540	Owens & Minor, Inc.	229,291
5,100	Tech Data Corp.*	276,726
8,211	WESCO International, Inc.*	536,261

		2,239,769

	Diversified Financial Services — 3.0%

12,300	Artio Global Investors, Inc.	58,671
10,700	Cohen & Steers, Inc.	341,330
88,100	Invesco, Ltd.	2,349,627
26,800	Investment Technology Group, Inc.*	320,528
36,200	Knight Capital Group, Inc. Class A*	465,894
8,800	Nelnet, Inc. Class A	228,008
7,040	Oppenheimer Holdings, Inc. Class A	122,144
69,825	Raymond James Financial, Inc.	2,550,707
150,200	SLM Corp.	2,367,152

		8,804,061

See accompanying Notes to the Financial Statements.	49

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Electric — 3.0%

6,700	Alliant Energy Corp.	290,244
21,280	Avista Corp.	544,342
3,900	CH Energy Group, Inc.	260,247
21,575	Cleco Corp.	855,449
110,175	CMS Energy Corp.	2,423,850
7,700	El Paso Electric Co.	250,173
6,200	Integrys Energy Group, Inc.	328,538
3,400	MGE Energy, Inc.	150,926
4,900	Northeast Utilities	181,888
7,300	NSTAR	354,999
2,400	NV Energy, Inc.	38,688
2,600	Otter Tail Corp.	56,420
16,900	Pepco Holdings, Inc.	319,241
14,700	Pinnacle West Capital Corp.	704,130
58,050	PNM Resources, Inc.	1,062,315
21,900	Portland General Electric Co.	547,062
8,400	TECO Energy, Inc.	147,420
3,510	Unisource Energy Corp.	128,361

		8,644,293

	Electrical Components & Equipment — 0.1%

4,800	EnerSys*	166,320
1,900	General Cable Corp.*	55,252

		221,572

	Electronics — 3.2%

900	Analogic Corp.	60,786
33,962	Arrow Electronics, Inc.*	1,425,385
38,994	Avnet, Inc.*	1,418,992
16,300	AVX Corp.	216,138
25,704	Coherent, Inc.*	1,499,314
10,260	Cubic Corp.	485,093
24,910	Daktronics, Inc.	221,450
21,500	FEI Co.*	1,055,865
26,900	Jabil Circuit, Inc.	675,728
19,300	Kemet Corp.*	180,648
58,725	PerkinElmer, Inc.	1,624,333
3,400	Plexus Corp.*	118,966
25,500	Vishay Intertechnology, Inc.*	310,080

		9,292,778

	Engineering & Construction — 1.4%

1,500	Granite Construction, Inc.	43,110
80,725	KBR, Inc.	2,869,774
16,300	Mistras Group, Inc.*	388,266
33,700	Orion Marine Group, Inc.*	243,651
11,100	URS Corp.	471,972

		4,016,773

50	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Entertainment — 0.9%

6,980	Ascent Media Corp.*	330,084
31,840	DreamWorks Animation SKG, Inc. Class A*	587,448
4,400	International Speedway Corp. Class A	122,100
44,540	Madison Square Garden, Inc.*	1,523,268

		2,562,900

	Food — 3.1%

700	B&G Foods, Inc. Class A	15,757
1,000	Corn Products International, Inc.	57,650
38,300	Dean Foods Co.*	463,813
49,000	Fresh Del Monte Produce, Inc.	1,119,160
16,675	Hain Celestial Group (The), Inc.*	730,532
43,440	Harris Teeter Supermarkets, Inc.	1,741,944
19,100	Hormel Foods Corp.	563,832
11,514	Industries Bachoco, S.A.B., Sponsored ADR	242,485
10,440	J&J Snack Foods Corp.	547,682
20,800	Nash Finch Co.	591,136
5,500	Ralcorp Holdings, Inc.*	407,495
56,800	Smithfield Foods, Inc.*	1,251,304
12,450	TreeHouse Foods, Inc.*	740,775
16,893	Village Super Market, Inc. Class A	533,650

		9,007,215

	Forest Products & Paper — 2.2%

108,600	Boise, Inc.	891,606
19,200	Buckeye Technologies, Inc.	652,224
39,000	Clearwater Paper Corp.*	1,295,190
10,000	Deltic Timber Corp.	632,900
9,300	Domtar Corp.	887,034
8,400	Glatfelter	132,552
15,000	KapStone Paper and Packaging Corp.*	295,500
50,775	MeadWestvaco Corp.	1,603,982

		6,390,988

	Gas — 2.2%

6,700	Atmos Energy Corp.	210,782
53,145	Energen Corp.	2,612,077
18,600	Laclede Group (The), Inc.	725,772
3,000	New Jersey Resources Corp.	133,710
106,675	NiSource, Inc.	2,597,536
8,260	UGI Corp.	225,085
1,000	WGL Holdings, Inc.	40,700

		6,545,662

	Hand & Machine Tools — 0.2%

1,200	Kennametal, Inc.	53,436
8,475	Snap-on, Inc.	516,721

		570,157

See accompanying Notes to the Financial Statements.	51

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Health Care - Products — 1.6%

19	Biolase Technology, Inc.*	50
18,200	CONMED Corp.	543,634
6,000	Greatbatch, Inc.*	147,120
11,090	Hanger Orthopedic Group, Inc.*	242,427
29,610	Hill-Rom Holdings, Inc.	989,270
30,090	ICU Medical, Inc.*	1,479,225
21,700	Invacare Corp.	359,569
29,830	STERIS Corp.	943,225

		4,704,520

	Health Care - Services — 1.8%

3,600	Almost Family, Inc.*	93,636
9,800	Amedisys, Inc.*	141,708
6,600	Community Health Systems, Inc.*	146,784
17,290	Ensign Group (The), Inc.	469,596
19,500	Gentiva Health Services, Inc.*	170,430
50,250	Health Net, Inc.*	1,995,930
4,500	Healthways, Inc.*	33,120
16,500	LifePoint Hospitals, Inc.*	650,760
12,300	Magellan Health Services, Inc.*	600,363
1,800	Molina Healthcare, Inc.*	60,534
12,300	Select Medical Holdings Corp.*	94,587
11,900	WellCare Health Plans, Inc.*	855,372

		5,312,820

	Home Builders — 0.2%

14,300	Beazer Homes USA, Inc.*	46,475
26,900	PulteGroup, Inc.*	238,065
8,800	Thor Industries, Inc.	277,728

		562,268

	Home Furnishings — 0.4%

35,175	Ethan Allen Interiors, Inc.	890,631
27,000	La-Z-Boy, Inc.*	403,920
800	Leggett & Platt, Inc.	18,408

		1,312,959

	Household Products & Wares — 0.3%

6,900	Central Garden and Pet Co. Class A*	66,447
6,700	Church & Dwight Co., Inc.	329,573
7,100	Helen of Troy, Ltd.*	241,471
11,200	Prestige Brands Holdings, Inc.*	195,776
1,800	Spectrum Brands Holdings, Inc.*	62,928

		896,195

52	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Insurance — 7.7%

2,283	Alleghany Corp.*	751,335
31,650	Allied World Assurance Co. Holdings, Ltd.	2,173,406
67,380	Alterra Capital Holdings, Ltd.	1,548,392
17,200	American Financial Group, Inc.	663,576
3,300	Amtrust Financial Services, Inc.	88,704
51,500	Arch Capital Group, Ltd.*	1,917,860
6,800	Argo Group International Holdings, Ltd.	203,116
6,700	Arthur J. Gallagher & Co.	239,458
2,900	Aspen Insurance Holdings, Ltd.	81,026
14,600	Assurant, Inc.	591,300
23,900	Assured Guaranty, Ltd.	394,828
51,900	CNO Financial Group, Inc.*	403,782
4,100	Endurance Specialty Holdings, Ltd.	166,706
5,700	Everest Re Group, Ltd.	527,364
6,800	HCC Insurance Holdings, Inc.	211,956
47,600	Horace Mann Educators Corp.	838,712
13,900	Infinity Property & Casualty Corp.	727,387
2,000	Kemper Corp.	60,560
108,825	Lincoln National Corp.	2,868,627
42,200	Meadowbrook Insurance Group, Inc.	393,726
1,200	Mercury General Corp.	52,488
6,395	Navigators Group, Inc.*	302,100
25,520	PartnerRe, Ltd.	1,732,553
3,500	Primerica, Inc.	88,235
4,700	ProAssurance Corp.	414,117
19,390	Reinsurance Group of America, Inc.	1,153,123
3,600	RLI Corp.	257,904
19,010	Tower Group, Inc.	426,394
3,319	White Mountains Insurance Group, Ltd.	1,665,209
24,300	Willis Group Holdings Plc	850,014
22,480	WR Berkley Corp.	811,978

		22,605,936

	Internet — 1.3%

14,000	Digital River, Inc.*	261,940
16,400	IAC/InterActiveCorp	805,076
26,800	InfoSpace, Inc.*	343,308
120,700	ValueClick, Inc.*	2,382,618

		3,792,942

	Investment Companies — 0.5%

58,000	American Capital, Ltd.*	502,860
11,000	Apollo Investment Corp.	78,870
2,000	BlackRock Kelso Capital Corp.	19,640
3,270	Capital Southwest Corp.	309,179
89,600	MCG Capital Corp.	380,800
2,000	Solar Capital, Ltd.	44,140

		1,335,489

See accompanying Notes to the Financial Statements.	53

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Iron & Steel — 0.2%

39,800	AK Steel Holding Corp.	300,888
20,800	Steel Dynamics, Inc.	302,432

		603,320

	Leisure Time — 0.3%

10,750	Harley-Davidson, Inc.	527,610
11,280	WMS Industries, Inc.*	267,674

		795,284

	Lodging — 0.7%

45,600	Ameristar Casinos, Inc.	849,528
6,000	Boyd Gaming Corp.*	47,040
28,025	Wyndham Worldwide Corp.	1,303,443

		2,200,011

	Machinery - Diversified — 1.1%

12,275	AGCO Corp.*	579,503
12,100	Albany International Corp. Class A	277,695
26,900	Applied Industrial Technologies, Inc.	1,106,397
14,600	Kadant, Inc.*	347,772
6,350	Middleby Corp.*	642,493
3,600	NACCO Industries, Inc. Class A	418,932

		3,372,792

	Media — 0.9%

35,430	Dolan Co. (The)*	322,767
29,500	Gannett Co., Inc.	452,235
32,400	McClatchy Co. (The) Class A*	93,636
22,300	Scholastic Corp.	786,744
21,775	Scripps Networks Interactive, Inc. Class A	1,060,225

		2,715,607

	Metal Fabricate & Hardware — 1.4%

26,400	CIRCOR International, Inc.	878,328
2,100	Haynes International, Inc.	133,035
1,400	Mueller Industries, Inc.	63,630
59,350	Timken Co. (The)	3,011,419

		4,086,412

	Mining — 1.5%

147,420	AuRico Gold, Inc.*	1,307,615
182,800	Aurizon Mines, Ltd.*	884,752
6,300	Coeur d’Alene Mines Corp.*	149,562
24,700	Horsehead Holding Corp.*	281,333
85,300	Noranda Aluminum Holding Corp.	850,441
157,100	Thompson Creek Metals Co., Inc.*	1,061,996

		4,535,699

54	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Miscellaneous - Manufacturing — 2.2%

7,520	Aptargroup, Inc.	411,870
4,600	Barnes Group, Inc.	121,026
35,400	Brink’s Co. (The)	844,998
29,700	Ceradyne, Inc.	967,032
1,500	Crane Co.	72,750
5,000	FreightCar America, Inc.	112,450
146,764	Griffon Corp.	1,570,375
900	Harsco Corp.	21,114
10,340	John Bean Technologies Corp.	167,508
22,100	STR Holdings, Inc.*	106,964
2,400	Teleflex, Inc.	146,760
20,200	Trimas Corp.*	452,278
39,925	Trinity Industries, Inc.	1,315,529

		6,310,654

	Office Furnishings — 0.2%

23,625	HNI Corp.	655,594

	Oil & Gas — 3.1%

29,500	Carrizo Oil & Gas, Inc.*	833,670
7,500	Contango Oil & Gas Co.*	441,825
41,300	Delek US Holdings, Inc.	640,563
70,714	Denbury Resources, Inc.*	1,289,116
19,580	Endeavour International Corp.*	232,023
27,100	Energy Partners, Ltd.*	450,131
2,000	Helmerich & Payne, Inc.	107,900
49,550	HollyFrontier Corp.	1,593,032
38,230	Miller Energy Resources, Inc.*	161,331
79,100	Parker Drilling Co.*	472,227
12,400	Patterson-UTI Energy, Inc.	214,396
39,700	Penn Virginia Corp.	180,635
2,600	Plains Exploration & Production Co.*	110,890
17,220	Rex Energy Corp.*	183,910
9,300	Stone Energy Corp.*	265,887
2,500	Tesoro Corp.*	67,100
3,100	Unit Corp.*	132,556
109,550	Vaalco Energy, Inc.*	1,035,247
16,600	W&T Offshore, Inc.	349,928
21,900	Western Refining, Inc.	412,158

		9,174,525

	Oil & Gas Services — 1.7%

36,400	Helix Energy Solutions Group, Inc.*	647,920
9,800	Newpark Resources*	80,262
19,925	Oil States International, Inc.*	1,555,345
5,100	SEACOR Holdings, Inc.*	488,478
56,125	Superior Energy Services*	1,479,455

See accompanying Notes to the Financial Statements.	55

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Oil & Gas Services — continued

45,800	Tetra Technologies, Inc.*	431,436
57,100	Willbros Group, Inc.*	185,004

		4,867,900

	Pharmaceuticals — 2.0%

34,900	Allos Therapeutics, Inc.*	51,652
15,254	Herbalife, Ltd.	1,049,780
17,300	Hi-Tech Pharmacal Co., Inc.*	621,589
89,700	KV Pharmaceutical Co. Class A*	118,404
38,100	Omega Protein Corp.*	289,941
31,200	Omnicare, Inc.	1,109,784
17,200	Salix Pharmaceuticals, Ltd.*	903,000
33,550	Sirona Dental Systems, Inc.*	1,729,167
2,100	Viropharma, Inc.*	63,147

		5,936,464

	Pipelines — 0.2%

10,400	Crosstex Energy, Inc.	147,056
21,500	Questar Corp.	414,090

		561,146

	Real Estate — 0.8%

3,950	FirstService Corp.*	121,028
123,700	Forestar Group, Inc.*	1,903,743
24,560	Hilltop Holdings, Inc.*	206,058

		2,230,829

	REITS — 7.1%

2,000	Acadia Realty Trust REIT	45,080
4,200	Alexandria Real Estate Equities, Inc. REIT	307,146
36,400	American Capital Agency Corp. REIT	1,075,256
8,200	Anworth Mortgage Asset Corp. REIT	53,956
26,200	Associated Estates Realty Corp. REIT	428,108
124,200	BioMed Realty Trust, Inc. REIT	2,357,316
142,475	Brandywine Realty Trust REIT	1,635,613
5,100	Camden Property Trust REIT	335,325
4,600	Capstead Mortgage Corp. REIT	60,306
115,725	CBL & Associates Properties, Inc. REIT	2,189,517
66,100	Chimera Investment Corp. REIT	187,063
7,475	CommonWealth REIT	139,185
8,800	Coresite Realty Corp. REIT	207,592
6,600	CubeSmart REIT	78,540
14,800	DDR Corp. REIT	216,080
9,500	Douglas Emmett, Inc. REIT	216,695
32,850	DuPont Fabros Technology, Inc. REIT	803,182
1,000	EastGroup Properties, Inc. REIT	50,220
3,500	Entertainment Properties Trust REIT	162,330

56	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	REITS — continued

2,700	Equity One, Inc. REIT	54,594
100	Essex Property Trust, Inc. REIT	15,151
3,300	Federal Realty Investment Trust REIT	319,407
13,600	First Industrial Realty Trust, Inc. REIT*	167,960
3,200	Getty Realty Corp. REIT	49,856
6,800	Government Properties Income Trust REIT	163,948
3,600	Hatteras Financial Corp. REIT	100,440
2,200	Highwoods Properties, Inc. REIT	73,304
38,875	Home Properties, Inc. REIT	2,371,764
17,100	Hospitality Properties Trust REIT	452,637
29,000	Inland Real Estate Corp. REIT	257,230
3,200	Invesco Mortgage Capital, Inc. REIT	56,480
4,500	Investors Real Estate Trust REIT	34,605
6,400	iStar Financial, Inc. REIT*	46,400
1,273	Lexington Realty Trust REIT	11,444
5,400	Liberty Property Trust REIT	192,888
17,000	LTC Properties, Inc. REIT	544,000
7,200	Mack-Cali Realty Corp. REIT	207,504
18,800	MFA Financial, Inc. REIT	140,436
1,000	Mid-America Apartment Communities, Inc. REIT	67,030
4,100	National Health Investors, Inc. REIT	199,998
8,200	National Retail Properties, Inc. REIT	222,958
19,200	Piedmont Office Realty Trust, Inc. REIT	340,800
10,100	Post Properties, Inc. REIT	473,286
9,800	Potlatch Corp. REIT	307,132
1,100	PS Business Parks, Inc. REIT	72,094
32,200	Ramco-Gershenson Properties Trust REIT	393,484
14,100	Rayonier, Inc. REIT	621,669
7,900	Realty Income Corp. REIT	305,967
6,000	Redwood Trust, Inc. REIT	67,200
21,600	Retail Opportunity Investments Corp. REIT	260,064
24,100	Sabra Healthcare, Inc. REIT	396,204
9,100	Senior Housing Properties Trust REIT	200,655
2,100	Sovran Self Storage, Inc. REIT	104,643
3,200	Starwood Property Trust, Inc. REIT	67,264
2,200	Tanger Factory Outlet Centers REIT	65,406
12,200	Urstadt Biddle Properties, Inc. REIT Class A	240,828
3,800	Washington Real Estate Investment Trust REIT	112,860
8,600	Weingarten Realty Investors REIT	227,298
15,800	Winthrop Realty Trust REIT	183,122

		20,738,520

	Retail — 8.3%

6,500	Abercrombie & Fitch Co. Class A	322,465
6,000	American Eagle Outfitters, Inc.	103,140
5,300	Bebe Stores, Inc.	48,919
81,280	Big Lots, Inc.*	3,496,666
82,700	Bob Evans Farms, Inc.	3,119,444

See accompanying Notes to the Financial Statements.	57

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Retail — continued

65,150	Brinker International, Inc.	1,794,882
8,050	Casey’s General Stores, Inc.	446,453
6,500	Childrens Place Retail Stores (The), Inc.*	335,855
13,870	Cracker Barrel Old Country Store, Inc.	773,946
1,700	Dillard’s, Inc. Class A	107,134
41,000	Express, Inc.*	1,024,180
1,400	Finish Line (The) Class A	29,708
94,500	Foot Locker, Inc.	2,934,225
52,000	Fred’s, Inc. Class A	759,720
39,600	GameStop Corp. Class A	864,864
26,900	GNC Holdings, Inc. Class A	938,541
19,300	hhgregg, Inc.*	219,634
91,400	HOT Topic, Inc.	927,710
40,000	Insight Enterprises, Inc.*	877,200
1,100	P.F. Chang’s China Bistro, Inc.	43,472
30,900	Pacific Sunwear of California, Inc.*	54,384
4,900	Papa John’s International, Inc.*	184,534
71,200	Pier 1 Imports, Inc.*	1,294,416
9,150	PVH Corp.	817,369
3,300	Red Robin Gourmet Burgers, Inc.*	122,727
36,400	Regis Corp.	670,852
17,600	Rite Aid Corp.*	30,624
36,575	Saks, Inc.*	424,636
10,550	Signet Jewelers, Ltd.	498,804
6,200	Sonic Automotive, Inc. Class A	111,042
245,800	Wet Seal (The), Inc. Class A*	848,010

		24,225,556

	Savings & Loans — 0.3%

24,000	Oritani Financial Corp.	352,320
17,400	Provident Financial Services, Inc.	252,822
21,700	Washington Federal, Inc.	364,994

		970,136

	Semiconductors — 3.5%

11,700	Amtech Systems, Inc.*	97,461
60,150	Brooks Automation, Inc.	741,650
33,893	Cirrus Logic, Inc.*	806,653
16,100	Entegris, Inc.*	150,374
12,600	Formfactor, Inc.*	70,308
13,000	Integrated Silicon Solution, Inc.*	145,080
64,500	Kulicke & Soffa Industries, Inc.*	801,735
18,325	Lam Research Corp.*	817,662
69,200	LTX-Credence Corp.*	497,548
48,900	MKS Instruments, Inc.	1,444,017
4,700	Novellus Systems, Inc.*	234,577
20,800	Photronics, Inc.*	138,320

58	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Semiconductors — continued

185,300	PMC-Sierra, Inc.*	1,339,719
27,300	Rudolph Technologies, Inc.*	303,303
37,725	Skyworks Solutions, Inc.*	1,043,096
91,700	Teradyne, Inc.*	1,548,813

		10,180,316

	Software — 0.5%

14,460	CSG Systems International, Inc.*	218,925
13,070	Mantech International Corp.	450,392
60,500	Schawk, Inc.	756,855

		1,426,172

	Telecommunications — 1.2%

9,700	Atlantic Tele-Network, Inc.	352,692
19,500	Comtech Telecommunications Corp.	635,310
5,700	Consolidated Communications Holdings, Inc.	111,891
5,200	GeoEye, Inc.*	125,164
23,000	IDT Corp. Class B	214,820
37,890	NeuStar, Inc. Class A*	1,411,403
20,400	Oplink Communications, Inc.*	348,840
32,400	Opnext, Inc.*	50,220
38,400	TeleNav, Inc.*	269,568
3,369	Telephone & Data Systems, Inc.	77,992
5,000	USA Mobility, Inc.	69,650

		3,667,550

	Textiles — 1.1%

30,441	Cintas Corp.	1,190,852
19,315	G&K Services, Inc. Class A	660,573
21,795	UniFirst Corp.	1,341,482

		3,192,907

	Toys, Games & Hobbies — 0.1%

15,900	Jakks Pacific, Inc.	277,455

	Transportation — 1.3%

11,400	Air Transport Services Group, Inc.*	66,006
31,300	Arkansas Best Corp.	588,753
4,100	Bristow Group, Inc.	195,693
22,100	Genco Shipping & Trading, Ltd.*	140,556
10,400	Knightsbridge Tankers, Ltd.	149,552
21,280	Nordic American Tankers, Ltd.	337,926
41,450	Ryder System, Inc.	2,188,560
7,500	Werner Enterprises, Inc.	186,450

		3,853,496

See accompanying Notes to the Financial Statements.	59

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Trucking & Leasing — 0.3%

74,820	Aircastle, Ltd.	915,797

	Water — 0.4%

3,100	American States Water Co.	112,034
34,225	American Water Works Co., Inc.	1,164,677

		1,276,711

	TOTAL COMMON STOCKS (COST $255,044,778)	286,890,679

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 2.4%

	Bank Deposits — 2.4%

6,980,852	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/02/12	6,980,852

	TOTAL SHORT-TERM INVESTMENTS (COST $6,980,852)	6,980,852

	TOTAL INVESTMENTS — 100.5% (Cost $262,025,630)	293,871,531

	Other Assets and Liabilities (net) — (0.5)%	(1,480,343)

	NET ASSETS — 100.0%	$292,391,188

Notes to Schedule of Investments:

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

*	Non-income producing security

A summary of outstanding financial instruments at March 31, 2012 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
9	Russell 2000 Mini Index	June 2012	$744,930	$8,980

60	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Schedule of Investments (Continued)

March 31, 2012

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	98.1
Futures Contracts	0.0
Short-Term Investments	2.4
Other Assets and Liabilities (net)	(0.5)

100.0%

See accompanying Notes to the Financial Statements.	61

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 95.0%

	Argentina — 0.0%

31,776	YPF SA, Sponsored ADR	902,757

	Australia — 2.5%

294,129	BGP Holdings Plc¤	—
223,984	BHP Billiton, Ltd.	8,030,770
1,502,454	Boart Longyear Group	6,474,901
205,265	Brambles, Ltd.	1,509,774
102,960	Caltex Australia, Ltd.	1,481,526
249,215	Computershare, Ltd.	2,323,567
1,003,582	Emeco Holdings, Ltd.	1,122,833
64,163	Flight Centre, Ltd.	1,462,332
164,790	GrainCorp, Ltd.	1,544,963
98,334	iiNET, Ltd.	308,663
1,718,021	Insurance Australia Group, Ltd.	6,051,262
916,690	Mount Gibson Iron, Ltd.	1,063,602
55,769	National Australia Bank, Ltd.	1,421,237
113,066	OZ Minerals, Ltd.	1,143,195
17,820	Rio Tinto, Ltd.	1,207,325
568,367	Sigma Pharmaceuticals, Ltd.	370,944
1,381,294	Spark Infrastructure Group	2,139,272
150,976	Suncorp-Metway, Ltd.	1,313,790
2,536,139	Telstra Corp., Ltd.	8,643,856
207,158	TPG Telecom, Ltd.	381,997

	Total Australia	47,995,809

	Austria — 0.1%

64,407	OMV AG	2,285,791

	Belgium — 0.6%

2,596	Barco NV	187,305
74,420	Bekaert SA	2,393,884
88,999	Belgacom SA	2,856,923
48,393	Delhaize Group	2,542,353
13,532	Groupe Bruxelles Lambert SA	1,045,913
20,411	KBC Ancora*	206,035
44,279	KBC Groep NV	1,109,157
6,852	UCB SA	295,188

	Total Belgium	10,636,758

	Bermuda — 0.8%

578,843	BW Offshore, Ltd.	770,228
541,660	Catlin Group, Ltd.	3,515,407
3,259	Credicorp, Ltd.	429,601
1,142,233	Esprit Holdings, Ltd.	2,295,059
54,853	Frontline, Ltd.	420,530
433,958	Hiscox, Ltd.	2,746,385

62	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Bermuda — continued

257,000	Hongkong Land Holdings, Ltd.	1,493,170
1,330,000	Huabao International Holdings, Ltd.	856,517
25,600	Jardine Matheson Holdings, Ltd.	1,280,000
216,500	Orient Overseas International, Ltd.	1,540,652

	Total Bermuda	15,347,549

	Brazil — 2.3%

205,139	Banco do Brasil SA	2,918,027
464,025	BR Malls Participacoes SA	6,051,173
170,340	CCR SA	1,380,050
50,573	Cia de Bebidas das Americas, ADR	2,089,676
27,800	Cia de Saneamento Basico do Estado de Sao Paulo	1,061,529
112,300	Cia Siderurgica Nacional SA, Sponsored ADR	1,062,358
84,660	Cielo SA	2,872,120
61,140	Companhia Energetica de Minas Gerais, Sponsored ADR	1,453,909
17,036	CPFL Energia SA, ADR	515,339
667,004	Diagnosticos da America SA	5,122,363
16,140	Embraer SA, ADR	516,157
263,910	Itau Unibanco Holding SA, ADR	5,064,433
56,100	Natura Cosmeticos SA	1,220,835
180,037	Petroleo Brasileiro SA, Sponsored ADR	4,601,746
164,318	Redecard SA	3,193,046
80,980	Souza Cruz SA	1,242,910
37,600	Tractebel Energia SA	674,380
89,800	Vale SA, Sponsored ADR	2,095,034

	Total Brazil	43,135,085

	British Virgin Islands — 0.0%

6,321	Gem Diamonds, Ltd.*	27,622

	Canada — 1.0%

266,982	Cameco Corp.	5,719,230
41,400	First Quantum Minerals, Ltd.	787,861
235,358	Gildan Activewear, Inc.	6,464,132
127,851	Potash Corp. of Saskatchewan (Toronto Exchange)	5,825,539

	Total Canada	18,796,762

	Cayman Islands — 0.5%

7,231	Baidu, Inc., Sponsored ADR*	1,054,063
253,000	Belle International Holdings, Ltd.	452,949
13,400	Netease.com, Inc., ADR*	778,540
246,300	Tencent Holdings, Ltd.	6,877,620
339,000	Want Want China Holdings, Ltd.	378,122

	Total Cayman Islands	9,541,294

	Chile — 0.1%

10,480	Banco Santander Chile, ADR	902,223
53,629	SACI Falabella	519,097

See accompanying Notes to the Financial Statements.	63

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Chile — continued

7,877	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	462,143

	Total Chile	1,883,463

	China — 0.4%

980,000	China Communications Construction Co., Ltd.	979,495
1,044,190	China Construction Bank Class H	808,293
806,000	China Petroleum & Chemical Corp. Class H	877,215
105,000	China Shenhua Energy Co., Ltd.	442,234
350,000	Dongfeng Motor Group Co., Ltd. Class H	631,118
642,000	PetroChina Co., Ltd.	904,621
116,500	Ping An Insurance Group Co. Class H	883,053
2,444,000	Sinopec Shanghai Petrochemical Co., Ltd.	884,549
133,900	Weichai Power Co., Ltd.	622,590
1,312,000	Zhejiang Expressway Co., Ltd.	971,664

	Total China	8,004,832

	Colombia — 0.1%

405,999	Ecopetrol SA	1,227,355

	Denmark — 1.1%

65,552	D/S Norden	1,947,827
15,904	Jyske Bank AS*	502,467
7,855	NKT Holding AS	357,138
71,794	Novo Nordisk AS	9,927,570
9,414	Novo Nordisk AS, Sponsored ADR	1,305,816
28,743	Sydbank AS*	522,221
598,888	TDC AS	4,350,247
117,862	Vestas Wind Systems AS*	1,194,116

	Total Denmark	20,107,402

	Egypt — 0.1%

199,933	Commercial International Bank	829,523
15,735	Eastern Tobacco	270,960
10,818	Egyptian Co. for Mobile Services	322,391
24,620	Orascom Construction Industries	1,051,649

	Total Egypt	2,474,523

	Finland — 1.1%

337,499	Fortum OYJ*	8,179,942
291,881	Nokia OYJ	1,586,665
905,241	Nokia OYJ, Sponsored ADR	4,969,773
82,854	Orion OYJ Class B	1,635,189
227,451	Stora Enso OYJ	1,687,133
31,226	Tieto OYJ	585,914
127,774	UPM-Kymmene OYJ	1,737,299

	Total Finland	20,381,915

64	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	France — 7.5%

449,544	Alcatel-Lucent*	1,020,711
162,228	Alcatel-Lucent, Sponsored ADR*	368,258
3,170	April Group	58,636
24,737	Arkema SA	2,301,676
549,737	AXA SA	9,099,812
191,853	BNP Paribas	9,089,078
30,599	Bourbon SA	909,511
14,509	CFAO SA	622,543
200,261	Cie Generale de Geophysique-Veritas*	5,917,796
41,348	Cie Generale des Etablissements Michelin	3,074,174
51,935	CNP Assurances	809,193
343,696	Credit Agricole SA	2,132,881
83,523	Dassault Systemes SA	7,673,589
10,363	Edenred	311,337
21,899	Euler Hermes SA	1,717,694
12,112	Eurazeo	615,342
31,138	European Aeronautic Defence and Space Co. NV	1,273,228
337,643	Faurecia	9,091,703
138,399	France Telecom SA	2,046,717
18,437	GameLoft SA*	114,415
149,245	Groupe Danone SA	10,394,601
3,383	Ipsen SA	92,355
49,024	IPSOS	1,755,194
114,268	Legrand SA	4,198,389
46,515	LVMH Moet Hennessy Louis Vuitton SA	7,981,486
709,248	Natixis	2,724,898
54,817	Neopost SA	3,520,050
68,309	PagesJaunes Groupe	222,233
3,087	Parrot SA*	85,138
85,502	Peugeot SA	1,374,896
8,084	Plastic Omnium SA	233,880
4,029	PPR	692,139
91,114	Renault SA	4,795,825
32,934	Sanofi, ADR	1,276,193
131,629	Sanofi-Aventis	10,207,155
33,487	Schneider Electric SA	2,184,691
305,138	SCOR SE	8,232,696
20,884	Sequana	133,132
179,163	Societe Generale	5,240,659
1,329	Societe Internationale de Plantations d’Heveas SA	146,453
8,553	Sodexo	701,170
194,465	Technicolor*	531,922
185,743	Theolia SA*	259,722
194,765	Total SA	9,918,252
132,463	UBISOFT Entertainment*	976,026
79,592	Valeo SA	4,167,631
97,837	Vivendi SA	1,792,784

	Total France	142,087,864

See accompanying Notes to the Financial Statements.	65

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Germany — 7.2%

12,607	Adidas AG	982,813
21,502	ADVA AG Optical Networking*	153,766
15,614	Allianz AG	1,860,364
34,244	Aurubis AG	1,805,184
71,977	BASF SE	6,286,917
263,773	Bayer AG	18,525,792
96,825	Bayerische Motoren Werke AG	8,694,548
18,756	Brenntag AG	2,293,421
54,576	Continental AG*	5,143,482
135,906	DaimlerChrysler AG	8,182,377
132,871	Deutsche Lufthansa	1,857,030
445,391	Deutsche Post AG	8,561,790
236,315	Deutsche Wohnen AG	3,486,883
121,531	Deutz AG*	809,214
172,225	E.ON AG	4,119,162
114,928	Fresenius SE	11,767,983
248,003	GEA Group AG	8,540,667
82,771	GSW Immobilien AG*	2,856,510
35,401	Hannover Rueckversicherung AG	2,099,772
86,114	Infineon Technologies AG	879,121
22,885	Kabel Deutschland Holding AG*	1,411,341
27,394	Lanxess AG	2,261,067
58,894	Leoni AG	3,058,736
35,567	Linde AG	6,372,902
18,234	Merck Kgaa	2,014,938
27,319	MTU Aero Engines Holding AG	2,197,031
68,463	Rhoen Klinikum AG	1,372,597
45,802	RWE AG	2,183,908
143,413	SAP AG	9,999,873
18,150	SAP AG, Sponsored ADR	1,267,233
87,640	Symrise AG	2,532,611
17,072	United Internet AG	321,242
10,991	Volkswagen AG	1,769,578
34,743	Wirecard AG	660,465

	Total Germany	136,330,318

	Greece — 0.4%

303,196	Coca Cola Hellenic Bottling Co. SA*	5,794,043
6,420	Folli Follie Group*	66,686
68,651	Intralot SA-Integrated Lottery Systems & Services	65,276
25,805	JUMBO SA*	125,774
72,007	OPAP SA	697,133
32,197	Public Power Corp. SA	143,637

	Total Greece	6,892,549

	Hong Kong — 1.2%

424,400	AIA Group, Ltd.	1,555,149
676,000	Cathay Pacific Airways, Ltd.	1,250,304

66	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Hong Kong — continued

245,000	China Mobile, Ltd.	2,696,452
26,380	China Mobile, Ltd., Sponsored ADR	1,453,010
2,399,800	China Resources Power Holdings Co., Ltd.	4,438,579
743,830	China Unicom Hong Kong, Ltd.	1,255,046
770,000	CNOOC, Ltd.	1,582,844
413,000	Hutchison Whampoa, Ltd.	4,125,213
858,000	Lenovo Group, Ltd.	770,255
688,000	Melco International Development*	659,289
1,196,000	New World Development, Ltd.	1,437,233
701,000	Sun Art Retail Group, Ltd.*	948,029
177,000	Wharf Holdings, Ltd.	962,056

	Total Hong Kong	23,133,459

	Hungary — 0.1%

66,371	OTP Bank Nyrt	1,147,438

	India — 0.5%

10,022	Bajaj Auto, Ltd.	331,457
94,140	Bank of India	666,529
190,195	Bharat Heavy Electricals, Ltd.	960,588
68,843	HDFC Bank, Ltd.	698,565
43,612	Housing Development Finance Corp.	576,985
9,200	Infosys, Ltd., Sponsored ADR	524,676
15,480	Infosys, Ltd.	869,031
228,963	ITC, Ltd.	1,016,390
83,021	Jindal Steel & Power, Ltd.	886,513
11,868	Larsen & Toubro, Ltd.	303,380
2,805	Nestle India, Ltd.	255,531
78,624	Punjab National Bank	1,429,878
65,062	Sun Pharmaceutical Industries, Ltd.	725,394
29,539	Tata Consultancy Services, Ltd.	675,492
110,059	Tata Motors, Ltd.	593,988

	Total India	10,514,397

	Indonesia — 0.5%

126,500	Astra International Tbk PT	1,023,040
956,211	Bank Mandiri Persero Tbk PT	716,322
1,177,500	Bank Rakyat Indonesia Persero Tbk PT	894,972
211,500	Indo Tambangraya Megah Tbk PT	1,004,995
4,047,000	Perusahaan Gas Negara Persero Tbk PT	1,681,824
53,810	PT Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	1,633,671
482,600	Semen Gresik Persero Tbk PT	646,528
258,500	Tambang Batubara Bukit Asam Persero Tbk PT	579,533
235,500	Unilever Indonesia Tbk PT	515,092
312,414	United Tractors Tbk PT	1,127,478

	Total Indonesia	9,823,455

See accompanying Notes to the Financial Statements.	67

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Ireland — 0.5%

325,291	CRH Plc	6,652,593
32,673	Paddy Power Plc	2,054,572

	Total Ireland	8,707,165

	Israel — 0.4%

180,581	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	8,136,980

	Italy — 3.2%

2,199,664	A2A Spa	1,761,969
187,801	Assicurazioni Generali Spa	2,911,101
11,982	Autostrada Torino-Milano Spa	82,255
117,307	Azimut Holding Spa	1,272,393
2,770,016	Banca Monte dei Paschi di Siena Spa	1,166,039
127,545	Banca Piccolo Credito Valtellinese Scarl	299,448
90,693	Banca Popolare dell’Emilia Romagna Scarl	652,793
571,016	Banca Popolare di Milano Scarl	317,248
675,596	Beni Stabili Spa REIT	419,166
2,291	Ei Towers*	58,212
529,473	Enel Spa	1,912,229
413,887	ENI Spa	9,695,137
32,677	Exor Spa	823,757
459,295	Fiat Spa (MIL Exchange)	2,696,123
3,369,225	Intesa Sanpaolo Spa	6,030,254
383,751	Intesa Sanpaolo Spa-RSP	591,275
13,287	Lottomatica Spa*	251,967
683,071	Mediaset Spa	1,881,147
118,107	Mediobanca Spa	692,675
91,240	Mediolanum Spa	433,041
968,187	Milano Assicurazioni Spa*	307,377
37,333	Pirelli & C Spa	443,470
18,852	Salvatore Ferragamo Italia Spa*	390,135
252,552	Societa Iniziative Autostradali e Servizi Spa	1,930,496
4,753,075	Telecom Italia Spa	5,642,900
2,207,282	Telecom Italia Spa-RNC	2,166,365
2,409,001	UniCredit Spa	12,049,496
764,054	Unione di Banche Italiane SCPA	3,233,585

	Total Italy	60,112,053

	Japan — 20.2%

225,600	Aeon Co., Ltd.	2,982,597
511,300	Aiful Corp.*	1,068,638
10,700	Ain Pharmaciez, Inc.	577,939
112,000	Aisin Seiki Co., Ltd.	3,954,943
131,000	Ajinomoto Co., Inc.	1,652,324
92,300	Alpine Electronics, Inc.	1,252,799
93,700	Alps Electric Co., Ltd.	828,891
75,400	AOC Holdings, Inc.	448,946
90,100	Asahi Diamond Industrial Co., Ltd.	1,061,997

68	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Japan — continued

280,000	Asahi Glass Co., Ltd.	2,388,481
58,000	Astellas Pharma, Inc.	2,396,257
60,500	Best Denki Co., Ltd.*	149,973
219,600	Bridgestone Corp.	5,352,908
91,400	Brother Industries, Ltd.	1,246,136
305,000	Calsonic Kansei Corp.	1,871,620
327,000	Central Glass Co., Ltd.	1,442,384
189,294	Chiba Bank, Ltd. (The)	1,214,499
226,000	Chuo Mitsui Trust Holdings, Inc.	725,002
58,300	Citizen Holdings Co., Ltd.	371,216
53,700	Coca-Cola Central Japan Co., Ltd.	700,165
6,400	Cocokara fine, Inc.	202,744
24,100	Cosmos Pharmaceutical Corp.	1,221,180
46,900	Credit Saison Co., Ltd.	954,584
109,000	Daicel Corp.	705,960
7,182	Daiei, Inc.*	23,476
146,000	Daihatsu Motor Co., Ltd.	2,689,544
53,500	Daiichi Sanyko Co., Ltd.	980,351
117,600	Dainippon Sumitomo Pharma Co., Ltd.	1,253,238
571,000	Daiwa House Industry Co., Ltd.	7,590,668
975,246	Daiwa Securities Group, Inc.	3,875,150
212,900	Dena Co., Ltd.	5,932,070
44,000	Eagle Industry Co., Ltd.	458,740
41,600	East Japan Railway Co.	2,633,647
110,600	EDION Corp.	779,488
34,100	Exedy Corp.	977,482
157,000	Fuji Heavy Industries, Ltd.	1,268,668
13,100	Fuji Machine Manufacturing Co., Ltd.	263,449
2,190	Fuji Media Holdings, Inc.	3,786,828
191,200	FUJIFILM Holdings Corp.	4,509,620
285,000	Fujikura, Ltd.	955,830
91,000	Fujitsu General, Ltd.	686,688
549,000	Fujitsu, Ltd.	2,908,609
308,000	Fukuoka Financial Group, Inc.	1,373,546
37,300	Funai Electric Co., Ltd.	840,774
36,200	Fuyo General Lease Co., Ltd.	1,291,490
83,797	Glory, Ltd.	1,844,053
195,294	Hachijuni Bank, Ltd. (The)	1,158,071
6,900	Heiwado Co., Ltd.	93,571
212,000	Hino Motors, Ltd.	1,540,507
32,159	Hisamitsu Pharmaceutical Co., Inc.	1,533,800
91,200	Hitachi High-Technologies Corp.	2,188,711
152,000	Hitachi Kokusai Electric, Inc.	1,401,883
309,000	Hitachi, Ltd.	1,993,791
66,200	Honda Motor Co., Ltd.	2,529,911
34,600	House Foods Corp.	594,921
885	Inpex Holdings, Inc.	6,011,483
459,000	Isuzu Motors, Ltd.	2,705,085

See accompanying Notes to the Financial Statements.	69

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Japan — continued

113,400	Itochu Corp.	1,244,306
32,000	Japan Aviation Electronics Industry, Ltd.	278,802
83,000	Japan Securities Finance Co., Ltd.	483,103
2,641	Japan Tobacco, Inc.	14,954,809
287,714	Joyo Bank, Ltd. (The)	1,325,033
189,400	JVC Kenwood Holdings, Inc.*	844,642
218,000	JX Holdings, Inc.	1,358,940
442,108	Kao Corp.	11,668,492
3,192	Kao Corp., Sponsored ADR	84,269
130,000	Kawasaki Kisen Kaisha, Ltd.*	287,502
1,936	KDDI Corp.	12,609,466
280,000	Kirin Holdings Co., Ltd.	3,643,964
68,500	Kobayashi Pharmaceutical Co., Ltd.	3,446,017
57,300	Kohnan Shoji Co., Ltd.	912,817
44,000	Kojima Co., Ltd.	263,054
208,400	Komatsu, Ltd.	5,973,821
776,764	Konica Minolta Holdings, Inc.	6,824,234
79,186	Kose Corp.	1,804,165
82,573	Lawson, Inc.	5,227,600
183	M3, Inc.	667,112
16,000	Marudai Food Co., Ltd.	62,410
177,500	Matsushita Electric Industrial Co., Ltd.	1,641,382
20,600	Megmilk Snow Brand Co., Ltd.	386,493
32,700	MEIJI Holdings Co., Ltd.	1,436,424
18,600	Ministop Co., Ltd.	361,626
30,600	Miraca Holdings, Inc.	1,201,021
252,500	Mitsubishi Chemical Holdings Corp.	1,356,158
41,800	Mitsubishi Co.	975,223
137,000	Mitsubishi Electric Corp.	1,218,592
169,000	Mitsubishi Heavy Industries, Ltd.	823,489
15,000	Mitsubishi Steel Manufacturing Co., Ltd.	51,583
117,000	Mitsubishi Tanabe Pharma Corp.	1,650,611
527,300	Mitsubishi UFJ Financial Group, Inc.	2,639,864
16,910	Mitsubishi UFJ Lease & Finance Co., Ltd.	747,948
389,000	Mitsui Chemicals, Inc.	1,186,451
368,000	Mitsui OSK Lines, Ltd.	1,609,818
90,000	Mitsui Sugar Co., Ltd.	301,841
31,400	Mitsumi Electric Co., Ltd.*	272,048
221,000	Morinaga Milk Industry Co., Ltd.	872,775
114,100	MS&AD Insurance Group Holdings	2,355,622
28,700	Musashi Seimitsu Industry Co., Ltd.	687,726
28,500	Namco Bandai Holdings, Inc.	413,500
710,000	NEC Corp.*	1,492,557
73,600	Nichicon Corp.	891,661
64,000	Nidec Corp.	5,863,783
63,800	Nihon Kohden Corp.	1,717,976
12,000	Nikon Corp.	366,292
11,600	Nintendo Co., Ltd.	1,754,906

70	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Japan — continued

120,000	Nippo Corp.	1,340,057
53,000	Nippon Electric Glass Co., Ltd.	463,054
81,000	Nippon Flour Mills Co., Ltd.	374,020
52,000	Nippon Meat Packers, Inc.	664,099
83,000	Nippon Sharyo, Ltd.	344,930
2,000	Nippon Synthetic Chemical Industry Co., Ltd. (The)	12,370
165,000	Nippon Telegraph & Telephone Corp.	7,528,708
22,210	Nippon Television Network Corp.	3,581,344
353,000	Nippon Yusen KK	1,115,256
400,000	Nishimatsu Construction Co., Ltd.	942,949
386,300	Nissan Motor Company, Ltd.	4,135,492
114,000	Nissin Electric Co., Ltd.	694,015
14,400	Nissin Kogyo Co., Ltd.	236,398
68,100	Nitori Co., Ltd.	6,189,781
96,300	NKSJ Holdings, Inc.	2,164,834
309,100	Nomura Holdings, Inc.	1,374,696
240,341	Nomura Research Institute, Ltd.	5,995,748
2,946	NTT DoCoMo, Inc.	4,918,651
15,400	Obic Co., Ltd.	3,140,069
271,000	OJI Paper Co., Ltd.	1,317,212
868,000	Oki Electric Industry Co., Ltd.*	1,318,428
29,000	OKUMA Corp.	241,035
26,100	Ono Pharmaceutical Co., Ltd.	1,462,069
228,000	Orient Corp.*	257,658
49,070	Orix Corp.	4,710,529
147,700	Otsuka Holdings Co., Ltd.	4,397,169
494,800	Pioneer Corp.*	2,543,294
36,700	Pola Orbis Holdings, Inc.	1,101,513
119,000	Press Kogyo Co., Ltd.	808,324
8,282	Rakuten, Inc.	8,725,310
225,000	Ricoh Company, Ltd.	2,200,924
47,000	Riken Corp.	217,024
104,000	Round One Corp.	690,005
54,834	Sankyo Co., Ltd.	2,705,220
11,000	Sanoh Industrial Co., Ltd.	94,234
77,433	Santen Pharmaceutical Co., Ltd.	3,326,152
226,541	Sapporo Hokuyo Holdings, Inc.	839,602
99,700	Seiko Epson Corp.	1,405,334
144,000	Sekisui Chemical Co., Ltd.	1,256,358
199,600	Seven & I Holdings Co., Ltd.	5,961,684
2,759	Seven & I Holdings Co., Ltd., ADR	163,912
230,000	Sharp Corp.	1,688,073
180,540	Shin-Etsu Chemical Co., Ltd.	10,486,435
41,900	Ship Healthcare Holdings, Inc.	863,508
93,900	Showa Corp.*	775,892
1,713	SKY Perfect JSAT Holdings, Inc.	758,720
108,800	Sodick Co., Ltd.	598,899
126,600	Sony Corp.	2,621,379

See accompanying Notes to the Financial Statements.	71

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Japan — continued

47,838	Sony Corp., Sponsored ADR	993,595
25,200	Sumco Corp.*	308,359
11,000	Sumitomo Chemical Co., Ltd.	47,050
86,800	Sumitomo Corp.	1,261,472
115,700	Sumitomo Electric Industries, Ltd.	1,592,905
116,441	Sumitomo Mitsui Financial Group	3,852,832
65,600	T&D Holdings, Inc.	764,450
78,000	T.RAD Co., Ltd.	322,255
54,500	Tachi-S Co., Ltd.	1,078,146
71,000	Taiyo Yuden Co., Ltd.	760,945
118,000	Takara Holdings, Inc.	807,267
9,100	Tocalo Co., Ltd.	181,348
289,500	Tokio Marine Holdings, Inc.	7,988,997
17,400	Tokyo Electron, Ltd.	1,001,142
199,000	Tokyo Tatemono Co., Ltd.*	810,074
57,600	TOMONY Holdings, Inc.	281,368
163,000	Toppan Printing Co., Ltd.	1,279,519
16,300	Topre Corp.	172,121
156,000	Toshiba Machine Co., Ltd.	794,265
739,900	TOTO, Ltd.	5,601,284
94,200	Toyota Industries Corp.	2,857,078
140,100	Toyota Motor Corp.	6,077,611
134,000	Tsubakimoto Chain Co.	832,055
16,800	Tsuruha Holdings, Inc.	995,200
46,000	Uniden Corp.*	185,576
45,500	Unipres Corp.	1,415,949
2,600	Universal Entertainment Corp.	58,638
155,100	UNY Co., Ltd.	1,688,676
26,667	USS Co., Ltd.	2,718,709
50,900	West Japan Railway Co.	2,056,534
323,762	Yamato Holdings Co., Ltd.	5,031,795
579,900	Yokogawa Electric Corp.	5,898,005
250,000	Yokohama Rubber Co., Ltd. (The)	1,810,560
13,500	Yorozu Corp.	295,935

	Total Japan	382,263,336

	Luxembourg — 0.9%

22,311	Aperam	412,396
313,726	AZ Electronic Materials SA	1,449,130
87,680	Millicom International Cellular SA, ADR	9,910,555
14,860	Oriflame Cosmetics SA, SDR	570,854
302,624	Tenaris SA	5,762,962

	Total Luxembourg	18,105,897

	Malaysia — 0.2%

35,700	British American Tobacco Malaysia Berhad	659,812
338,400	CIMB Group Holdings Bhd	849,452

72	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Malaysia — continued

777,900	Genting Malaysia Bhd	995,387
427,600	Petronas Chemicals Group Bhd	940,762
306,000	Sime Darby Bhd	972,887

	Total Malaysia	4,418,300

	Malta — 0.0%

31,613	Unibet Group Plc, ADR	883,783

	Mauritius — 0.1%

2,179,000	Golden Agri-Resources, Ltd.	1,360,413

	Mexico — 0.7%

71,600	Alfa SAB de CV	1,029,468
251,265	America Movil SA de CV Series L, ADR	6,238,910
4,080	Desarrolladora Homex SA de CV, ADR*	76,541
134,600	Grupo Financiero Banorte SAB de CV	597,533
927,242	Grupo Mexico SAB de CV	2,924,209
38,480	Grupo Televisa SAB, Sponsored ADR	811,158
300,180	Kimberly-Clark de Mexico SAB de CV	670,165
367,700	Wal-Mart de Mexico SAB de CV	1,232,221

	Total Mexico	13,580,205

	Netherlands — 2.8%
459,191	Aegon NV *	2,546,305
131,984	Aegon NV, ADR *	733,831
74,456	ASM International NV	2,860,565
84,953	ASML Holding NV	4,240,183
72,794	ASML Holding NV, ADR	3,649,891
139,857	Delta Lloyd NV	2,454,743
212,221	Heineken NV	11,777,966
769,653	ING Groep NV *	6,402,842
346,758	Koninklijke Ahold NV	4,797,869
67,484	Koninklijke Boskalis Westminster NV	2,531,144
49,981	Koninklijke DSM NV	2,887,692
308,394	Royal KPN NV	3,387,357
148,546	SNS REAAL NV *	378,229
557,678	STMicroelectronics NV	4,550,276
37,885	STMicroelectronics NV - NY Shares, ADR	310,278

	Total Netherlands	53,509,171

	New Zealand — 0.2%
239,820	AMP NZ Office, Ltd.	181,781
153,294	Goodman Property Trust REIT	130,013
143,839	Ryman Healthcare, Ltd.	364,215
211,040	Sky City Entertainment Group, Ltd.	681,371
22,577	Sky Network Television, Ltd.	95,834
1,031,832	Telecom Corp. of New Zealand, Ltd.	2,050,421

	Total New Zealand	3,503,635

See accompanying Notes to the Financial Statements.	73

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Norway — 2.1%

60,670	Aker Solutions ASA	1,024,808
78,660	Det Norske Oljeselskap ASA*	1,216,985
307,111	DnB NOR ASA	3,941,152
66,249	Fred Olsen Energy ASA	2,593,491
1,128,962	Norsk Hydro ASA	6,137,588
42,213	Orkla ASA	333,468
146,455	Petroleum Geo-Services ASA*	2,137,495
401,067	Statoil ASA	10,870,339
214,481	Storebrand ASA	1,082,924
214,213	Telenor ASA	3,965,760
145,943	TGS Nopec Geophysical Co. ASA	3,993,952
38,331	Yara International ASA	1,825,142

	Total Norway	39,123,104

	Pakistan — 0.1%
284,200	Oil & Gas Development Co., Ltd.	523,225
290,444	Pakistan Petroleum	584,733

	Total Pakistan	1,107,958

	Philippines — 0.1%

29,270	Philippine Long Distance Telephone Co., Sponsored ADR	1,820,301

	Portugal — 0.4%
1,915,466	Banco Comercial Portugues SA Class R*	354,565
1,039,314	Banco Espirito Santo SA	1,896,154
762,163	EDP - Energias de Portugal SA	2,213,654
411,686	Portugal Telecom SGPS SA	2,236,280
43,096	Sonaecom SGPS SA	69,730

	Total Portugal	6,770,383

	Qatar — 0.1%

25,104	Industries Qatar QSC	968,721

	Russia — 0.5%
95,258	Gazprom OAO-SA, Sponsored ADR	1,162,148
11,350	LUKOIL OAO, Sponsored ADR	683,270
496	Magnit OJSC*	61,315
46,422	Magnit OJSC, GDR 144A	1,149,929
88,625	Mobile Telesystems, Sponsored ADR	1,625,382
884,869	Sberbank of Russia	2,858,127
222,932	TNK-BP Holding	708,924
19,812	Uralkali (Ordinary Shares), GDR	747,110

	Total Russia	8,996,205

	Singapore — 1.7%
665,946	DBS Group Holdings, Ltd.	7,510,331
940,000	First Resources, Ltd.	1,427,924
344,000	Frasers Commercial Trust REIT	229,817

74	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Singapore — continued

33,000	Jardine Cycle & Carriage, Ltd.	1,267,404
796,000	Keppel Corp., Ltd.	6,957,522
342,000	M1, Ltd.	690,881
2,923,000	Olam International, Ltd.	5,486,364
174,000	Parkway Life Real Estate Investment Trust REIT	248,403
2,509,000	Singapore Telecommunications, Ltd.	6,285,720
63,000	UOL Group, Ltd.	237,499
238,230	Venture Corp., Ltd.	1,614,284

	Total Singapore	31,956,149

	South Africa — 1.1%
56,026	Bidvest Group, Ltd.	1,312,217
13,466	Kumba Iron Ore, Ltd.	923,024
12,827	Massmart Holdings, Ltd.	270,661
55,680	MTN Group, Ltd.	979,590
145,745	Murray & Roberts Holdings*	533,638
9,924	Naspers, Ltd.	557,328
41,606	Nedbank Group, Ltd.	889,093
181,589	Pretoria Portland Cement Co., Ltd.	776,087
174,570	Salam, Ltd.	754,733
122,957	Sasol, Ltd.	5,935,927
146,694	Shoprite Holdings, Ltd.	2,624,400
52,742	Standard Bank Group, Ltd.	765,302
288,787	Steinhoff International Holdings, Ltd.*	1,034,802
40,665	Tiger Brands, Ltd.	1,426,299
148,887	Truworths International, Ltd.	1,566,752
34,030	Vodacom Group, Ltd.	479,552
18,261	Woolworths Holdings, Ltd.	114,569

	Total South Africa	20,943,974

	South Korea — 2.0%
180,106	Celltrion, Inc.	5,873,454
27,190	Hana Financial Group, Inc.	1,024,679
10,999	Hite Jinro Co., Ltd.	249,966
3,512	Hyundai Heavy Industries Co., Ltd.	996,521
8,342	Hyundai Mipo Dockyard	1,001,290
4,478	Hyundai Mobis	1,132,295
31,554	Hyundai Motor Co.	6,488,753
34,460	KB Financial Group, Inc.	1,257,598
16,511	Kia Motors Corp.	1,079,798
177,392	Korea Life Insurance Co., Ltd.*	1,172,646
25,720	KT&G Corp.	1,825,063
1,037	LG Household & Health Care, Ltd.	544,561
5,580	NHN Corp.	1,280,438
8,577	Samsung Electronics Co., Ltd.	9,651,538
4,194	Samsung Engineering Co., Ltd.	895,766
54,567	Shinhan Financial Group Co., Ltd.	2,106,974
28,005	Woongjin Coway Co., Ltd.	929,339

	Total South Korea	37,510,679

See accompanying Notes to the Financial Statements.	75

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Spain — 1.8%

284,908	Amadeus IT Holding SA	5,368,679
171,180	Banco Bilbao Vizcaya Argentaria SA	1,360,239
165,342	Banco de Valencia SA*	36,331
877,997	Banco Santander SA	6,746,448
86,720	Bankinter SA	454,202
68,626	Bolsas y Mercados Espanoles SA	1,756,501
8,965	Corp. Financiera Alba SA	389,321
174,337	Criteria Caixacorp SA	677,688
80,254	Distribuidora Internacional de Alimentacion SA*	397,251
54,891	Duro Felguera SA	355,989
39,837	Ebro Foods SA	772,156
112,256	Endesa SA	2,233,400
9,669	Grupo Catalana Occidente SA	167,777
98,233	Inditex SA	9,395,267
160,307	Indra Sistemas SA	1,961,462
130,411	Telefonica SA	2,133,515
14,160	Viscofan SA	632,648

	Total Spain	34,838,874

	Sweden — 3.7%
36,594	Axis Communications AB	987,186
38,578	Betsson AB*	1,130,825
62,444	Billerud AB	576,412
191,273	Boliden AB	2,995,059
44,932	Electrolux AB Class B	947,348
269,367	Hennes & Mauritz AB Class B	9,718,622
21,957	Hexagon AB	424,888
60,151	Holmen AB	1,647,153
49,949	Industrivarden AB	739,974
107,396	Investment AB Kinnevik Class B	2,490,938
67,570	Investment AB Oresund*	1,084,525
292,134	Investor AB Class B	6,458,749
1,107,767	Nordea Bank AB	10,042,000
237,780	PA Resources AB*	61,278
76,524	Saab AB	1,424,298
221,764	Skandinaviska Enskilda Banken AB	1,570,815
166,502	Svenska Handelsbanken AB Series A	5,292,151
206,571	Swedbank AB	3,200,359
88,499	Swedish Match AB	3,513,098
366,085	Tele2 AB	7,448,209
727,607	Telefonaktiebolaget LM Ericsson	7,516,930
245,892	TeliaSonera AB	1,709,851

	Total Sweden	70,980,668

	Switzerland — 7.8%
445,474	ABB, Ltd.*	9,127,818
8,152	Actelion, Ltd-REG*	297,633
1,323	Basilea Pharmaceutica*	74,138

76	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Switzerland — continued

10,863	Bucher Industries AG	2,299,156
29,730	Cie Financiere Richemont SA	1,861,723
175,918	Clariant AG*	2,425,113
23,831	Dufry AG*	3,111,200
1,893	Flughafen Zuerich AG	731,984
12,844	Geberit AG*	2,684,330
7,756	Georg Fischer AG*	3,543,982
14,902	Givaudan SA*	14,343,907
6,467	Helvetia Holding AG	2,395,119
42,744	Julius Baer Group, Ltd.*	1,723,285
413,908	Nestle SA	26,010,925
101,254	Novartis AG	5,596,780
131,166	OC Oerlikon Corp. AG Class R*	1,160,954
158,814	Petroplus Holdings AG*	36,899
150,561	Roche Holding AG	26,169,312
16,397	Schindler Holding AG	1,970,143
4,317	SGS SA	8,387,069
20,958	Swiss Life Holding*	2,490,335
107,630	Swiss Re, Ltd.*	6,864,933
5,606	Swisscom AG	2,263,240
18,338	Syngenta AG*	6,332,123
507,190	UBS AG*	7,098,471
29,710	Zurich Financial Services*	7,974,383

	Total Switzerland	146,974,955

	Taiwan — 1.0%
173,280	Asustek Computer, Inc.	1,635,077
122,821	Catcher Technology Co., Ltd., GDR	4,338,038
332,000	Formosa Chemicals & Fibre Corp.	969,639
126,797	Hon Hai Precision Industry Co., Ltd., GDR	989,016
353,800	Hon Hai Precision Industry Co., Ltd.	1,372,549
120,195	HTC Corp.	2,431,226
64,053	MediaTek, Inc.	613,087
380,832	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	5,819,113
1,890,000	United Microelectronics Corp.	925,325
592,000	Wistron Corp.	892,578

	Total Taiwan	19,985,648

	Thailand — 0.7%
1,108,100	Advanced Info Service PCL (Registered Shares)	6,609,089
187,900	Bangkok Bank PCL	1,126,791
27,550	Banpu PCL	544,749
874,000	CP All PCL Class F	1,855,656
260,400	Kasikornbank PCL	1,320,992
20,700	PTT Exploration & Production PCL	117,088
87,100	PTT PCL	999,462
60,200	Siam Cement PCL	811,773

	Total Thailand	13,385,600

See accompanying Notes to the Financial Statements.	77

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Turkey — 0.3%

203,447	Akbank TAS	798,771
217,910	KOC Holding AS	884,889
117,360	Turkcell Iletisim Hizmetleri AS, ADR*	1,478,736
169,908	Turkiye Garanti Bankasi AS	672,808
627,571	Turkiye Is Bankasi	1,545,256

	Total Turkey	5,380,460

	United Kingdom — 14.2%
1,425,180	Aberdeen Asset Management Plc	5,852,100
236,402	Amlin Plc	1,245,692
385,796	ARM Holdings Plc	3,649,122
66,155	ARM Holdings Plc, Sponsored ADR	1,871,525
371,335	Ashtead Group Plc	1,533,089
102,944	AstraZeneca Plc, Sponsored ADR	4,579,979
32,247	AstraZeneca Plc	1,431,815
71,433	Avocet Mining Plc	210,460
131,795	Babcock International Group Plc	1,677,234
581,154	BAE Systems Plc	2,784,689
342,267	Balfour Beatty Plc	1,561,277
1,131,413	Barratt Developments Plc*	2,548,879
51,705	Berendsen Plc	431,233
80,668	Bodycote Plc	497,763
1,339,153	BP Plc	9,896,869
387,694	British American Tobacco Plc	19,515,401
456,358	BT Group Plc	1,650,787
10,000	BT Group Plc, Sponsored ADR	361,600
327,598	Bunzl Plc	5,255,135
119,405	Burberry Group Plc	2,855,967
569,190	Cairn Energy Plc*	2,938,347
329,600	Centrica Plc	1,666,221
1,842,139	Cobham Plc	6,743,051
605,980	Compass Group Plc	6,346,582
66,458	CSR Plc	244,115
48,847	Domino’s Pizza UK & IRL Plc	336,844
1,284,320	DSG International Plc*	382,907
107,752	easyJet Plc	836,357
33,077	Experian Plc	515,011
384,625	Ferrexpo Plc	1,878,018
299,804	Firstgroup Plc	1,138,611
443,027	GKN Plc	1,458,872
239,546	GlaxoSmithKline Plc, Sponsored ADR	10,758,011
424,721	Glaxosmithkline Plc	9,476,623
12,858	Go-Ahead Group Plc	255,977
412,798	Halma Plc	2,510,240
84,362	Heritage Oil Plc*	188,840
74,107	Highland Gold Mining, Ltd.	156,590
52,694	Home Retail Group	95,979
1,556,394	HSBC Holdings Plc	13,796,373

78	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	United Kingdom — continued

153,600	HSBC Holdings Plc	1,352,210
249,530	ICAP Plc	1,566,041
40,276	Imperial Tobacco Group Plc	1,631,298
1,079,177	Inchcape Plc	6,486,649
213,240	Inmarsat Plc	1,568,262
825,942	ITV Plc	1,165,910
186,227	Jardine Lloyd Thompson Group Plc	2,078,347
693,049	Kingfisher Plc	3,396,148
2,841,573	Lloyds TSB Group Plc*	1,525,709
440,068	Logica Plc	700,306
4,411	Millennium & Copthorne Hotels Plc	33,864
213,391	Mitchells & Butlers Plc*	921,235
191,665	Mondi Plc	1,805,243
233,917	Morgan Crucible Co. Plc	1,203,446
29,439	Next Plc	1,403,089
25,922	Northgate Plc*	87,307
325,513	Pearson Plc	6,059,031
196,817	Persimmon Plc	2,012,572
65,987	Petrofac, Ltd.	1,834,495
653,827	Prudential Plc	7,808,776
312,279	QinetiQ Group Plc	794,818
101,529	Reckitt Benckiser Group Plc	5,731,162
247,259	Reed Elsevier Plc	2,192,573
833,561	Rentokil Initial Plc*	1,136,710
336,295	Resolution, Ltd.	1,404,005
42,684	Restaurant Group Plc	201,935
243,354	Rolls-Royce Holdings Plc*	3,157,210
76,216	Royal Dutch Shell Plc Class A (Amsterdam Exchange)	2,664,292
303,683	Royal Dutch Shell Plc Class A (London Exchange)	10,594,552
862,055	RSA Insurance Group Plc	1,440,707
225,133	SABMiller Plc	9,026,830
281,943	Sage Group Plc (The)	1,347,820
241,834	Shire Plc	7,805,085
206,369	Smith & Nephew Plc	2,088,815
195,827	Spectris Plc	5,641,274
326,023	Stagecoach Group Plc	1,329,866
485,875	Standard Chartered Plc	12,110,389
541,426	Standard Life Plc	1,987,051
995,153	Taylor Wimpey Plc*	818,853
1,039,322	Tesco Plc	5,479,904
392,318	Thomas Cook Group Plc	141,036
14,457	TT electronics Plc	37,593
17,202	Ultra Electronics Holdings Plc	480,704
127,000	United Business Media, Ltd.	1,270,244
132,865	Vectura Group Plc*	115,165
3,655,065	Vodafone Group Plc	10,056,276
154,056	WH Smith Plc	1,341,480
500,527	William Hill Plc	2,090,461

	Total United Kingdom	268,260,933

See accompanying Notes to the Financial Statements.	79

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	United States — 0.1%

68,237	News Corp. Class B, ADR	1,346,646

	TOTAL COMMON STOCKS (COST $1,685,500,250)	1,797,610,593

	INVESTMENT COMPANY — 0.9%

	United States — 0.9%

309,953	iShares MSCI EAFE Index Fund	17,016,420

	TOTAL INVESTMENT COMPANY (COST $16,671,762)	17,016,420

	PREFERRED STOCKS — 1.0%

	Brazil — 0.2%
46,300	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, 21.07%	974,576
92,800	Gerdau SA, 1.84%	888,170
44,300	Itau Unibanco Holding SA, 0.49%	848,215
139,900	Itausa - Investimentos Itau SA, 0.58%	862,728
35,300	Petroleo Brasileiro SA, 0.67%	451,820

	Total Brazil	4,025,509

	Germany — 0.8%
101,693	Henkel AG & Co. KGaA, 1.51%	7,440,225
17,727	Porsche Automobil Holding SE, 1.77%	1,044,612
40,737	Volkswagen AG, 2.27%	7,152,790

	Total Germany	15,637,627

	TOTAL PREFERRED STOCKS (COST $18,089,900)	19,663,136

	RIGHTS — 0.0%

	South Africa — 0.0%

49,553	Murray & Roberts Holdings, Ltd., Strike Price $0.00, Expires 04/20/12*	64,891

	TOTAL RIGHTS (COST $—)	64,891

	WARRANTS — 0.2%

	Bermuda — 0.2%

234,509	CLSA Financial Products, Strike Price $0.00, Expires 05/10/15* ¤ 144A	4,263,374

	TOTAL WARRANTS (COST $6,644,677)	4,263,374

Notional	Description	Value ($)

	OPTIONS PURCHASED — 0.0%

	Call Options — 0.0%
12,756,064	OTC Euro versus Japanese Yen with Barclay’s Capital, Inc., Strike Price $121.25, Expires 03/26/13	272,577

	TOTAL CALL OPTIONS PURCHASED (COST $321,082)	272,577

80	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Notional			Description	Value ($)

			Put Options — 0.0%

512,881,300			OTC Japanese Yen versus U.S. Dollar with Deutsche Bank Securities, Strike Price $90.70, Expires 03/26/13	93,483
555,203,500			OTC Japanese Yen versus U.S. Dollar with JP Morgan Securities, Inc., Strike Price $84.00, Expires 01/21/13	216,576
478,588,000			OTC Japanese Yen versus U.S. Dollar with UBS Securites LLC, Strike Price $84.80, Expires 08/09/12	85,372

			TOTAL PUT OPTIONS PURCHASED (COST $286,405)	395,431

			TOTAL OPTIONS PURCHASED (COST $607,487)	668,008

Par Value ($)			Description	Value ($)

			SHORT-TERM INVESTMENTS — 4.0%

			Bank Deposit — 4.0%
75,256,893			State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/02/12	75,256,893

			TOTAL SHORT-TERM INVESTMENTS (COST $75,256,893)	75,256,893

			TOTAL INVESTMENTS — 101.1% (Cost $1,802,770,969)	1,914,543,315

			Other Assets and Liabilities (net) — (1.1)%	(21,759,093)

			NET ASSETS — 100.0%	$1,892,784,222

			Notes to Schedule of Investments:

			ADR — American Depository Receipt

			GDR — Global Depository Receipt

			REIT — Real Estate Investment Trust

			SDR — Swedish Depository Receipt

		*	Non-income producing security

	¤		Illiquid security. The total market value of the securities at period end is $4,263,374 which represents 0.2% of net assets. The aggregate tax cost of these securities held at March 31, 2012 was $6,644,677.

			144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $5,413,303 which represents 0.3% of net assets.

See accompanying Notes to the Financial Statements.	81

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

March 31, 2012

Industry Sector Summary (Unaudited)	% of Net Assets
Banks	8.4
Telecommunications	8.1
Pharmaceuticals	6.6
Chemicals	5.1
Insurance	5.1
Oil & Gas	4.8
Retail	3.9
Food	3.7
Auto Manufacturers	3.4
Auto Parts & Equipment	2.9
Diversified Financial Services	2.8
Agriculture	2.7
Holding Companies — Diversified	2.2
Semiconductors	2.1
Commercial Services	1.8
Software	1.8
Beverages	1.7
Electronics	1.7
Electric	1.6
Transportation	1.6
Engineering & Construction	1.5
Internet	1.4
Media	1.4
Mining	1.4
Electrical Components & Equipment	1.2
Aerospace & Defense	1.0
Building Materials	1.0
Cosmetics & Personal Care	0.9
Metal Fabricate & Hardware	0.9
Oil & Gas Services	0.9
Real Estate	0.9
Unaffiliated Fund	0.9
Computers	0.8
Distribution & Wholesale	0.8
Health Care — Products	0.8
Miscellaneous — Manufacturing	0.8
Apparel	0.7
Home Builders	0.7
Home Furnishings	0.7
Household Products & Wares	0.7
Investment Companies	0.6
Iron & Steel	0.6
Entertainment	0.5
Forest Products & Paper	0.5
Health Care — Services	0.4
Machinery — Construction & Mining	0.4
Office & Business Equipment	0.4
Biotechnology	0.3
Food Service	0.3
Airlines	0.2

82	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Schedule of Investments (Continued)

March 31, 2012

Industry Sector Summary (Unaudited)	% of Net Assets
Gas	0.2
Hand & Machine Tools	0.2
Lodging	0.2
Shipbuilding	0.2
Advertising	0.1
Coal	0.1
Energy — Alternate Sources	0.1
Leisure Time	0.1
Machinery — Diversified	0.1
Toys, Games & Hobbies	0.1
Water	0.1
Environmental Control	0.0
REITS	0.0
Short-Term Investments and Other Assets and Liabilities (net)	2.9

100.0%

See accompanying Notes to the Financial Statements.	83

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	DEBT OBLIGATIONS — 95.3%

	Asset Backed Securities — 3.3%

70,220	ACE Securities Corp., Series 2005-SD3, Class A, 0.64%, due 08/25/45†	66,530
40,099	American Airlines Pass Through Trust, Series 2001-1, Class A, 6.98%, due 11/23/22	34,485
32,003	American Airlines, Inc., Series 2001-1, Class B, 7.38%, due 05/23/19	12,881
386,941	Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A, 0.59%, due 04/25/34†	315,058
653,958	Argent Securities, Inc., Series 2003-W9, Class M1, 1.28%, due 03/25/34†	533,136
292,552	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M1, 1.22%, due 12/15/33†	222,224
320,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.64%, due 05/20/16 144A	344,843
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A, 3.15%, due 03/20/17 144A	216,732
250,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 2.80%, due 05/20/18 144A	250,116
39,080	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 0.92%, due 02/28/44†	36,542
73,668	Bayview Financial Acquisition Trust, Series 2004-C, Class A1, 0.87%, due 05/28/44†	68,127
204,251	Bear Stearns Asset Backed Securities Trust, Series 2004-SD3, Class A3, 0.81%, due 09/25/34†	177,056
317,097	Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3, 0.60%, due 09/25/35†	266,542
57,052	Bear Stearns Asset Backed Securities, Inc., Series 2005-SD4, Class 2A1, 0.64%, due 12/25/42†	52,039
141,708	Bear Stearns Asset Backed Securities, Inc., Series 2006-HE10, Class 1A1, 0.35%, due 12/25/36†	139,652
1,566,116	BNSF Railway Co. 2007-1 Pass Through Trust, 6.00%, due 04/01/24	1,795,317
400,000	Brazos Higher Education Authority, Series 2010-1, Class A2, 1.69%, due 02/25/35†	375,006
844,205	Burlington Northern and Santa Fe Railway Co. 2006-1 Pass Through Trust, 5.72%, due 01/15/24	977,134
369,554	Citigroup Mortgage Loan Trust, Inc., Series 2006-SHL1, Class A, 0.44%, due 11/25/45† 144A	269,166
95,606	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A, 0.31%, due 05/25/37†	77,385
118,024	Continental Airlines Pass Through Trust, Series 1998-1, Class A, 6.65%, due 03/15/19	123,476
34,368	Continental Airlines Pass Through Trust, Series 2003-ERJ1, Class A, 7.88%, due 01/02/20	34,454
233,600	Continental Airlines Pass Through Trust, Series 2004-ERJ1, Class A, 9.56%, due 03/01/21	246,448
327,193	Continental Airlines Pass Through Trust, Series 2005-ERJ1, 9.80%, due 04/01/21	346,824
1,075,646	Countrywide Asset-Backed Certificates, Series 2007-SD1, Class A1, 0.69%, due 03/25/47† 144A	436,060
47,521	Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A, 0.47%, due 12/15/35†	25,817
100,245	CVS Pass-Through Trust, 5.88%, due 01/10/28	106,815
233,398	CVS Pass-Through Trust, 6.04%, due 12/10/28	256,587
54,422	CVS Pass-Through Trust, 6.94%, due 01/10/30	62,797
320,000	CVS Pass-Through Trust, 9.35%, due 01/10/23 144A	336,906

84	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Asset Backed Securities — continued

219,880	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, due 02/10/24	240,769
425,000	Greenpoint Manufactured Housing, Series 1999-2, Class A2, 3.01%, due 03/18/29†	324,437
820,000	Greenpoint Manufactured Housing, Series 1999-3, Class 1A7, 7.27%, due 06/15/29	772,575
250,000	Greenpoint Manufactured Housing, Series 1999-3, Class 2A2, 3.73%, due 06/19/29†	222,690
250,000	Greenpoint Manufactured Housing, Series 1999-4, Class A2, 3.75%, due 02/20/30†	183,292
325,000	Greenpoint Manufactured Housing, Series 2000-6, Class A3, 2.28%, due 11/22/31†	270,858
375,000	Greenpoint Manufactured Housing, Series 2001-2, Class IA2, 3.76%, due 02/20/32†	285,088
500,000	Greenpoint Manufactured Housing, Series 2001-2, Class IIA2, 3.75%, due 03/13/32†	378,093
40,356	Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1, 0.46%, due 07/25/30†	36,192
236,090	GSAA Trust, Series 2006-14, Class A1, 0.29%, due 09/25/36†	99,585
589,265	GSAMP Trust, Series 2004-SEA2, Class A2B, 0.79%, due 03/25/34†	575,561
160,490	GSAMP Trust, Series 2006-S4, Class A1, 0.33%, due 05/25/36†	16,524
410,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 5.29%, due 03/25/16 144A	449,642
540,728	Home Equity Asset Trust, Series 2003-8, Class M1, 1.32%, due 04/25/34†	399,099
345,822	Impac Secured Assets CMN Owner Trust, Series 2006-1, Class 1A2B, 0.44%, due 05/25/36†	196,107
1,187,290	Keycorp Student Loan Trust, Series 2002-A, Class 1A2, 0.68%, due 08/27/31†	1,063,360
867,152	Keycorp Student Loan Trust, Series 2003-A, Class 1A2, 0.82%, due 10/25/32†	811,178
195,476	Merrill Lynch Mortgage Investors, Inc., Series 2007-MLN1, Class A2A, 0.35%, due 03/25/37†	105,448
485,868	Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1, 1.26%, due 10/25/33†	375,657
430,213	Morgan Stanley ABS Capital I, Series 2003-NC6, Class M1, 1.44%, due 06/25/33†	335,366
338,034	Morgan Stanley ABS Capital I, Series 2003-NC7, Class M1, 1.29%, due 06/25/33†	274,792
144,797	Morgan Stanley ABS Capital I, Series 2007-NC2, Class A2FP, 0.39%, due 02/25/37†	77,948
1,100,000	Nelnet Student Loan Trust, Series 2005-4, Class A4R2, 0.90%, due 03/22/32†	882,893
357,003	North Carolina State Education Assistance Authority, Series 2010-1, Class A1, 1.46%, due 07/25/41†	339,453
324,965	Novastar Home Equity Loan, Series 2003-3, Class A3, 1.14%, due 12/25/33†	269,773
310,344	NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C, 1.30%, due 12/25/33†	255,322
1,700,000	Origen Manufactured Housing, Series 2006-A, Class A2, 3.75%, due 10/15/37†	1,115,250
1,613,929	Origen Manufactured Housing, Series 2007-A, Class A2, 3.75%, due 04/15/37†	920,750
156,614	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1, 5.89%, due 06/25/37††	72,858
21,885	SACO I, Inc., Series 2005-7, Class A, 0.80%, due 09/25/35†	21,178
391,495	SACO I, Inc., Series 2006-5, Class 1A, 0.54%, due 04/25/36†	159,202
142,979	SACO I, Inc., Series 2006-6, Class A, 0.50%, due 06/25/36†	73,255
607,660	Saxon Asset Securities Trust, Series 2005-1, Class M1, 0.70%, due 05/25/35†	426,962
1,100,000	SLM Student Loan Trust, Series 2002-5, Class B, 0.90%, due 09/16/24†	998,514
500,000	SLM Student Loan Trust, Series 2003-11, Class A6, 0.76%, due 12/15/25† 144A	478,438
530,000	SLM Student Loan Trust, Series 2008-5, Class A3, 1.86%, due 01/25/18†	541,819
1,767,875	SLM Student Loan Trust, Series 2008-9, Class A, 2.06%, due 04/25/23†	1,817,415
964,257	SLM Student Loan Trust, Series 2009-CT, Class 1A, 2.35%, due 04/15/39† 144A	971,568
2,669,858	SLM Student Loan Trust, Series 2009-D, Class A, 3.50%, due 08/17/43† 144A	2,625,118
963,915	SLM Student Loan Trust, Series 2010-1, Class A, 0.64%, due 03/25/25†	961,254
3,525,432	SLM Student Loan Trust, Series 2010-A, Class 2A, 3.49%, due 05/16/44† 144A	3,662,976
519,154	Small Business Administration Participation Certificates, Series 2008-20L, Class 1, 6.22%, due 12/01/28	594,751

See accompanying Notes to the Financial Statements.	85

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Asset Backed Securities — continued

110,170	Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2, 0.35%, due 01/25/37†	56,696
84,754	Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1, 0.32%, due 06/25/37†	67,542
41,626	Structured Asset Securities Corp., Series 2002-AL1, Class A3, 3.45%, due 02/25/32	37,668
328,268	Structured Asset Securities Corp., Series 2006-ARS1, Class A1, 0.35%, due 02/25/36† 144A	28,678
46,071	UAL Pass Through Trust, Series 2009-1, 10.40%, due 05/01/18	52,521
100,186	UAL Pass Through Trust, Series 2009-2A, 9.75%, due 07/15/18	114,713
1,626,998	Washington Mutual Alternative Mortgage Pass Through Certificates, Series 2006-AR3, Class A1A, 1.13%, due 05/25/46†	892,526
52,360	Washington Mutual, Inc., Series 2005-AR8, Class 2A1A, 0.53%, due 07/25/45†	42,017

		34,181,526

	Bank Loans — 0.8%

494,783	Capsugel Holdings U.S., Inc., Term Loan, 5.25%, due 08/01/18	499,576
384,382	CHS Community Health Systems, Inc., Non-Extended Delayed Term Loan, 2.62%, due 07/25/14	379,984
600,000	Delos Aircraft, Inc., Term Loan B2, 7.00%, due 03/17/16	603,711
496,241	Emergency Medical Services Corp., Term Loan, 5.25%, due 05/25/18	497,357
466,475	Exopack, LLC, Term Loan, 6.50%, due 05/31/17	467,058
500,000	Fairmount Minerals, Ltd., Term Loan B, 5.25%, due 03/15/17	501,562
459,424	Frac Tech International, LLC, Term Loan B, 6.25%, due 05/06/16	458,562
496,231	Gymboree Corp., New Term Loan, 5.00%, due 02/23/18	470,383
495,059	Hanger Orthopedic Group, Inc., Term Loan C, 4.00%, due 12/01/16	491,964
450,000	Harrahs Operating Company, Inc., Term Loan B, 5.49%, due 01/28/18	407,110
413,171	Las Vegas Sands, LLC, Extended Delayed Draw Term Loan, 2.75%, due 11/23/16	399,356
83,041	Las Vegas Sands, LLC, Extended Term Loan B, 2.75%, due 11/23/16	80,239
984,295	Reynolds Group Holdings, Inc., Tranche C Term Loan, 6.50%, due 08/09/18	998,008
496,250	RPI Finance Trust, Term Loan B, 4.00%, due 05/09/18	497,491
356,996	Sunguard Data Systems, Inc., Tranch B Term Loan, 4.00%, due 02/28/16	358,011
500,000	Univision Communications, Inc., Extended Term Loan, 4.49%, due 03/31/17	464,651
477,323	Walter Energy, Inc., Term Loan B, 4.00%, due 04/02/18	475,961

		8,050,984

	Convertible Debt — 0.0%

245,000	Icahn Enterprises, LP, 4.00%, due 08/15/13†	244,020

	Corporate Debt — 32.2%

680,000	AES Corp. (The), Senior Note, 8.00%, due 06/01/20	783,700
300,000	AK Steel Corp., 7.63%, due 05/15/20	291,000
300,000	Alcatel-Lucent USA, Inc., 6.45%, due 03/15/29	238,500
155,000	Alere, Inc., 8.63%, due 10/01/18	161,200
115,000	Alere, Inc., 9.00%, due 05/15/16	120,463
275,000	Aleris International, Inc., 7.63%, due 02/15/18	289,094
170,000	Aleris International, Inc., Senior Note, (PIK), 9.00%, due 12/15/14 ****†††	—
350,000	Alliant Techsystems, Inc., 6.88%, due 09/15/20	375,375

86	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Corporate Debt — continued

3,875,000	Ally Financial, Inc., 4.50%, due 02/11/14	3,889,531
595,000	Ally Financial, Inc., 7.50%, due 09/15/20	644,831
280,000	Ally Financial, Inc., 8.00%, due 03/15/20	312,200
150,000	Ally Financial, Inc., 8.00%, due 11/01/31	166,125
45,000	Ally Financial, Inc., Senior Note, 8.00%, due 11/01/31	48,111
200,000	Alpha Natural Resources, Inc., 6.00%, due 06/01/19	182,000
35,000	Alpha Natural Resources, Inc., 6.25%, due 06/01/21	31,763
490,000	Altria Group, Inc., 4.75%, due 05/05/21	527,695
270,000	Altria Group, Inc., 8.50%, due 11/10/13	301,814
490,000	Altria Group, Inc., 9.25%, due 08/06/19	659,852
290,000	America Movil SAB de CV, 5.00%, due 03/30/20	323,929
150,000	America Movil SAB de CV, Guaranteed Senior Note, 5.63%, due 11/15/17	176,145
85,000	American Airlines 2011-2 Class A Pass Through Trust, 8.63%, due 04/15/23	89,675
240,000	American Express Co., 8.13%, due 05/20/19	314,196
690,000	American Express Co., Subordinated Note, 6.80%, due 09/01/66†	706,387
1,900,000	American Express Credit Corp., 5.88%, due 05/02/13	1,998,543
100,000	American General Finance Corp., (MTN), 5.40%, due 12/01/15	83,250
300,000	American International Group, Inc., 3.75%, due 11/30/13 144A	303,584
525,000	American International Group, Inc., 4.25%, due 09/15/14	542,274
1,500,000	American International Group, Inc., 5.85%, due 01/16/18	1,635,285
1,000,000	American International Group, Inc., 6.40%, due 12/15/20	1,133,650
3,800,000	American International Group, Inc., 8.25%, due 08/15/18	4,573,194
460,000	American International Group, Inc., Junior Subordinated Note, Series A, 6.25%, due 03/15/87	416,300
330,000	American Railcar Industries, Inc., Senior Note, 7.50%, due 03/01/14	334,950
101,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.50%, due 05/20/21	103,020
310,000	Amsted Industries, Inc., 8.13%, due 03/15/18 144A	333,250
430,000	Anadarko Finance Co., Senior Note, 7.50%, due 05/01/31	532,663
180,000	Anadarko Petroleum Corp., 6.38%, due 09/15/17	214,131
740,000	Anglo American Capital Plc, 4.45%, due 09/27/20 144A	766,708
660,000	Anheuser-Busch InBev Worldwide, Inc., 5.00%, due 04/15/20	762,590
340,000	Anheuser-Busch InBev Worldwide, Inc., 5.38%, due 01/15/20	400,215
700,000	Apache Corp., 5.25%, due 04/15/13	733,975
150,000	APERAM, 7.38%, due 04/01/16 144A	147,375
265,000	ARAMARK Corp., Senior Note, 8.50%, due 02/01/15	271,959
110,000	ARAMARK Holdings Corp., 8.63%, due 05/01/16 144A	113,025
740,000	Arch Coal, Inc., 7.00%, due 06/15/19 144A	686,350
250,000	Ardagh Packaging Finance, 9.13%, due 10/15/20 144A	269,375
1,310,000	Aristotle Holding, Inc., 3.50%, due 11/15/16 144A	1,369,816
200,000	Associated Materials LLC, 9.13%, due 11/01/17	195,500
210,000	Astoria Depositor Corp., Series B, 8.14%, due 05/01/21 144A	178,500
120,000	AT&T, Inc., 3.88%, due 08/15/21	127,174
420,000	AT&T, Inc., 5.35%, due 09/01/40	448,263
500,000	AT&T, Inc., Global Note, 5.50%, due 02/01/18	589,820
780,000	AT&T, Inc., Global Note, 6.30%, due 01/15/38	919,873
1,250,000	AT&T, Inc., Global Note, 6.55%, due 02/15/39	1,526,486
160,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, due 01/15/19	167,600
165,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.63%, due 03/15/18	179,850

See accompanying Notes to the Financial Statements.	87

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Corporate Debt — continued

1,050,000	BAC Capital Trust XI, 6.63%, due 05/23/36	1,068,141
410,000	Baker Hughes, Inc., Senior Note, 7.50%, due 11/15/18	541,666
610,000	Ball Corp., 5.75%, due 05/15/21	651,175
85,000	Ball Corp., 7.38%, due 09/01/19	94,350
140,000	Bank of America Corp., 3.88%, due 03/22/17	140,930
400,000	Bank of America Corp., 4.50%, due 04/01/15	414,595
660,000	Bank of America Corp., 5.00%, due 05/13/21	662,218
380,000	Bank of America Corp., 5.63%, due 07/01/20	396,815
5,825,000	Bank of America Corp., 7.63%, due 06/01/19	6,726,355
70,000	Bank of America Corp., 8.00%, due 12/31/49†	71,864
500,000	Bank of America Corp., (MTN), Series L, 5.65%, due 05/01/18	534,438
350,000	Bank of America Corp., Senior Note, 5.75%, due 12/01/17	375,827
280,000	Bank of Tokyo-Mitsubishi UFJ, Ltd., 3.85%, due 01/22/15 144A	296,933
100,000	Bank One Capital III, 8.75%, due 09/01/30	138,214
300,000	BankAmerica Institutional Capital A, 8.07%, due 12/31/26 144A	303,000
1,125,000	Barclays Bank Plc, 5.13%, due 01/08/20	1,178,586
575,000	Barclays Bank Plc, 6.75%, due 05/22/19	662,126
200,000	Barclays Bank Plc, 7.70%, due 12/31/49† 144A	200,008
400,000	Barclays Bank Plc, 10.18%, due 06/12/21 144A	474,424
120,000	Barclays Bank Plc, Subordinated Note, 6.05%, due 12/04/17 144A	123,978
10,000	Barrick Gold Corp., 3.85%, due 04/01/22 144A	9,994
580,000	Barrick Gold Corp., 6.95%, due 04/01/19	708,259
120,000	Barrick North America Finance LLC, 4.40%, due 05/30/21	126,726
45,000	Basic Energy Services, Inc., 7.75%, due 02/15/19	46,350
215,000	Basic Energy Services, Inc., Senior Note, 7.13%, due 04/15/16	219,300
530,000	BBVA US Senior SAU, 3.25%, due 05/16/14	528,666
225,000	BE Aerospace, Inc., Senior Note, 8.50%, due 07/01/18	249,750
255,000	Beazer Homes USA, Inc., 8.13%, due 06/15/16	238,425
40,000	Berkshire Hathaway, Inc., 3.20%, due 02/11/15	42,642
300,000	Berry Petroleum Co., 6.38%, due 09/15/22	309,000
30,000	BHP Billiton Finance USA, Ltd., 3.25%, due 11/21/21	30,339
900,000	BHP Billiton Finance USA, Ltd., 6.50%, due 04/01/19	1,117,674
210,000	Boart Longyear Management Pty, Ltd., 7.00%, due 04/01/21 144A	220,500
260,000	Boeing Capital Corp., 4.70%, due 10/27/19	300,882
280,000	Boeing Co. (The), 4.88%, due 02/15/20	331,081
285,000	Boise Cascade LLC, Senior Subordinated Note, 7.13%, due 10/15/14	288,562
255,000	Boise Paper Holdings LLC/Boise Finance Co., 9.00%, due 11/01/17	282,412
90,000	Bombardier, Inc., 7.50%, due 03/15/18 144A	99,450
245,000	Bombardier, Inc., 7.75%, due 03/15/20 144A	274,400
1,950,000	Boston Properties, LP REIT, 4.13%, due 05/15/21	2,009,290
250,000	Boston Properties, LP REIT, 5.63%, due 11/15/20	285,151
250,000	Boston Properties, LP REIT, 5.88%, due 10/15/19	286,990
1,400,000	Boston Scientific Corp., 6.00%, due 01/15/20	1,609,453
425,000	Boston Scientific Corp., 6.40%, due 06/15/16	489,774
30,000	Boyd Gaming Corp., 7.13%, due 02/01/16	29,100
270,000	BP Capital Markets Plc, 3.13%, due 10/01/15	285,618
50,000	BP Capital Markets Plc, 3.56%, due 11/01/21	51,590
500,000	BP Capital Markets Plc, 5.25%, due 11/07/13	534,513

88	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**		Description	Value ($)

		Corporate Debt — continued

160,000		BP Capital Markets Plc, Guaranteed Note, 3.88%, due 03/10/15	171,718
375,000		Caesars Entertainment Operating Co., Inc., 10.00%, due 12/15/18	291,562
85,000		Caesars Entertainment Operating Co., Inc., 12.75%, due 04/15/18	74,163
180,000		Caesars Entertainment Operating Co., Inc., Guaranteed Note, 10.00%, due 12/15/18	136,800
195,000		Calpine Construction Finance Co., LP/CCFC Finance Corp., 8.00%, due 06/01/16 144A	213,038
140,000		Calpine Corp., 7.25%, due 10/15/17 144A	149,100
245,000		Calpine Corp., 7.88%, due 07/31/20 144A	267,662
260,000		Calpine Corp., 7.88%, due 01/15/23 144A	282,100
4,000,000		Canadian Imperial Bank of Commerce, 2.00%, due 02/04/13 144A	4,048,804
775,000		Capital One Financial Corp., 4.75%, due 07/15/21	817,005
2,100,000		Capital One Financial Corp., 6.75%, due 09/15/17	2,476,005
310,000		Case New Holland, Inc., 7.88%, due 12/01/17	361,925
1,760,000		CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, due 01/15/19	1,874,400
205,000		CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, due 10/30/17	220,888
1,320,000		Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, due 11/15/18	1,814,824
220,000		Celulosa Arauco y Constitucion SA, 4.75%, due 01/11/22 144A	226,304
319,300		Century Aluminum Co., 8.00%, due 05/15/14	328,081
5,000		CF Industries, Inc., 7.13%, due 05/01/20	5,969
340,000		CHC Helicopter SA, 9.25%, due 10/15/20 144A	339,150
95,000		Chesapeake Energy Corp., 6.50%, due 08/15/17	101,650
515,000		Chesapeake Energy Corp., 6.63%, due 08/15/20	526,587
200,000		Chesapeake Energy Corp., 6.88%, due 08/15/18	207,000
140,000		Chesapeake Energy Corp., Senior Note, 7.25%, due 12/15/18	150,150
230,000		Chesapeake Midstream Partners, LP/CHKM Finance Corp., 5.88%, due 04/15/21 144A	230,000
225,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, due 06/15/21	228,375
4,000,000		Cie de Financement Foncier, 2.13%, due 04/22/13 144A	4,023,000
630,000		Cie Generale de Geophysique - Veritas, 6.50%, due 06/01/21	645,750
120,000		Cie Generale de Geophysique - Veritas SA, Senior Note, 7.75%, due 05/15/17	125,400
525,000		Cigna Corp., 4.00%, due 02/15/22	535,382
385,000		Cigna Corp., 5.38%, due 03/15/17	435,303
475,000		Cigna Corp., 5.38%, due 02/15/42	489,012
1,100,000		Cigna Corp., 6.15%, due 11/15/36	1,227,982
375,000		Cigna Corp., 8.50%, due 05/01/19	478,261
75,000		CIT Group, Inc., 7.00%, due 05/04/15 144A	75,184
100,000	EUR	Citigroup, Inc., 0.96%, due 06/28/13†	131,978
560,000		Citigroup, Inc., 3.95%, due 06/15/16	576,041
830,000		Citigroup, Inc., 6.00%, due 12/13/13	879,739
1,250,000		Citigroup, Inc., 6.01%, due 01/15/15	1,359,005
4,520,000		Citigroup, Inc., Global Senior Note, 6.13%, due 11/21/17	5,051,114
540,000		Citigroup, Inc., Global Senior Note, 6.50%, due 08/19/13	571,467
340,000		Citigroup, Inc., Senior Note, 6.88%, due 03/05/38	393,838
180,000		CityCenter Holdings LLC/CityCenter Finance Corp., 7.63%, due 01/15/16	190,800
50,000		Clear Channel Communications, Inc., 5.50%, due 12/15/16	29,375
110,000		Clear Channel Communications, Inc., 6.88%, due 06/15/18	62,975
65,000		Clear Channel Communications, Inc., 7.25%, due 10/15/27	34,450
145,000		Clear Channel Communications, Inc., 9.00%, due 03/01/21	131,225
149,000		Clear Channel Worldwide Holdings, Inc., 7.63%, due 03/15/20 144A	146,765

See accompanying Notes to the Financial Statements.	89

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Corporate Debt — continued

50,000	Clear Channel Worldwide Holdings, Inc., 9.25%, due 12/15/17	54,813
21,000	Clear Channel Worldwide Holdings, Inc., Series A, 7.63%, due 03/15/20 144A	20,370
300,000	Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, due 12/15/17	330,375
195,000	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, due 12/15/17	199,875
105,000	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50%, due 12/15/19	109,988
25,000	CNH Americah LLC, 7.25%, due 01/15/16	27,563
320,000	Comcast Corp., 5.65%, due 06/15/35	350,764
1,775,000	Comcast Corp., 5.88%, due 02/15/18	2,103,313
100,000	Comcast Corp., 6.30%, due 11/15/17	120,792
800,000	Comcast Corp., 6.50%, due 01/15/15	913,436
130,000	Comcast Corp., 6.50%, due 01/15/17	155,706
40,000	Comcast Corp., 6.95%, due 08/15/37	50,812
100,000	Comcast Corp., Guaranteed Note, 6.45%, due 03/15/37	120,084
225,000	Commercial Vehicle Group, Inc., 7.88%, due 04/15/19 144A	228,375
310,000	Commonwealth Bank of Australia, 3.75%, due 10/15/14 144A	325,069
130,000	Commonwealth Bank of Australia, 5.00%, due 10/15/19 144A	140,651
290,000	CommScope, Inc., 8.25%, due 01/15/19 144A	310,300
50,000	Concho Resources, Inc., 5.50%, due 10/01/22	49,313
553,000	Concho Resources, Inc., 6.50%, due 01/15/22	586,180
490,000	ConocoPhillips Holding Co., 6.95%, due 04/15/29	660,107
20,000	ConocoPhillips, Guaranteed Note, 5.90%, due 05/15/38	24,925
90,000	Consol Energy, Inc., 6.38%, due 03/01/21	86,400
220,000	Consol Energy, Inc., 8.25%, due 04/01/20	231,000
160,000	Constellation Brands, Inc., Senior Note, 7.25%, due 05/15/17	182,000
460,000	Continental Airlines, Inc., 6.75%, due 09/15/15 144A	464,025
760,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.38%, due 01/19/17	777,833
210,000	Countrywide Financial Corp., Subordinated Note, 6.25%, due 05/15/16	219,032
240,000	Cox Communications, Inc., 5.45%, due 12/15/14	266,967
2,150,000	COX Communications, Inc., 5.88%, due 12/01/16 ¤ 144A	2,470,496
675,000	COX Communications, Inc., 9.38%, due 01/15/19 ¤ 144A	905,539
1,020,000	Credit Agricole SA, 8.38%, due 12/31/49† 144A	953,700
500,000	Credit Suisse/New York, Subordinated Note, 6.00%, due 02/15/18	542,077
240,000	Crown Americas LLC/Crown Americas Capital Corp. II, 7.63%, due 05/15/17	259,500
300,000	Crown Castle International Corp., 7.13%, due 11/01/19	329,250
150,000	Crown Castle International Corp., Senior Note, 9.00%, due 01/15/15	165,750
550,000	CSX Corp., 7.38%, due 02/01/19	691,942
700,000	CVS Caremark Corp., 6.60%, due 03/15/19	864,721
550,000	Daimler Finance North America LLC, 2.63%, due 09/15/16 144A	568,186
700,000	Daimler Finance North America LLC, Senior Note, 6.50%, due 11/15/13	762,623
235,000	Delta Air Lines 2010-1 Class B Pass Through Trust, 6.38%, due 07/02/17	225,600
375,000	Delta Air Lines, Inc., 12.25%, due 03/15/15 144A	405,937
255,000	Denbury Resources, Inc., 6.38%, due 08/15/21	270,937
95,000	Denbury Resources, Inc., 8.25%, due 02/15/20	106,638
35,000	Denbury Resources, Inc., 9.75%, due 03/01/16	38,588
500,000	Deutsche Bank AG/London, 4.88%, due 05/20/13	518,775
310,000	Deutsche Telekom International Finance BV, 5.75%, due 03/23/16	350,386

90	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**		Description	Value ($)

		Corporate Debt — continued

650,000		Devon Energy Corp., 7.95%, due 04/15/32	916,031
730,000		Diageo Capital Plc, 4.83%, due 07/15/20	834,476
65,000		DISH DBS Corp., 6.75%, due 06/01/21	70,363
115,000		DISH DBS Corp., 7.88%, due 09/01/19	132,825
500,000		Dominion Resources, Inc., 5.20%, due 08/15/19	574,206
410,000		Dominion Resources, Inc., 5.70%, due 09/17/12	419,353
215,000		Domtar Corp., 10.75%, due 06/01/17	278,962
1,250,000		Dow Chemical Co. (The), 5.70%, due 05/15/18	1,448,779
1,185,000		Dow Chemical Co. (The), 8.55%, due 05/15/19	1,555,143
575,000		Dow Chemical Co. (The), 9.40%, due 05/15/39	886,992
500,000		Duke Energy Corp., 5.63%, due 11/30/12	516,594
10,000		Echostar DBS Corp., Senior Note, 6.63%, due 10/01/14	10,950
40,000		Echostar DBS Corp., Senior Note, 7.00%, due 10/01/13	42,800
745,000		Echostar DBS Corp., Senior Note, 7.13%, due 02/01/16	827,881
110,000		Echostar DBS Corp., Senior Note, 7.75%, due 05/31/15	125,538
150,000		Ecolab, Inc., 4.35%, due 12/08/21	159,332
200,000	GBP	EGG Banking Plc, 7.50%, due 12/31/49†	310,591
78,000		El Paso Corp., 7.75%, due 01/15/32	89,212
480,000		El Paso Corp., Senior Note, 7.00%, due 06/15/17	536,901
190,000		El Paso Natural Gas Co., 8.38%, due 06/15/32	233,299
1,708,000		Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, due 12/01/20	1,870,260
300,000		Energy Transfer Equity, LP, 7.50%, due 10/15/20	334,500
185,000		EnergySolutions, Inc./EnergySolutions LLC, 10.75%, due 08/15/18	191,938
190,000		Enterprise Products Operating LLC, 4.05%, due 02/15/22	197,151
700,000		Enterprise Products Operating LLC, 5.25%, due 01/31/20	783,005
370,000		Enterprise Products Operating LLC, 5.70%, due 02/15/42	401,549
190,000		Enterprise Products Operating LLC, 6.13%, due 10/15/39	214,722
2,045,000		Escrow GCB General Motors, 8.38%, due 07/15/49¤ ****	24,949
2,800,000		Export-Import Bank of Korea, 1.62%, due 09/21/13¤† 144A	2,793,364
1,450,000		Export-Import Bank of Korea, 4.00%, due 01/11/17	1,516,471
175,000		Ferrellgas, LP/Ferrellgas Finance Corp., 6.50%, due 05/01/21	158,813
600,000	EUR	Fiat Finance & Trade SA, 9.00%, due 07/30/12	814,209
250,000		Fifth Third Capital Trust IV, 6.50%, due 04/15/67†	250,000
425,000		First Data Corp., 7.38%, due 06/15/19 144A	435,094
1,095,000		FirstEnergy Corp., Series C, 7.38%, due 11/15/31	1,351,814
70,000		FMG Resources August 2006 Pty, Ltd., 6.38%, due 02/01/16 144A	70,175
310,000		FMG Resources August 2006 Pty, Ltd., 6.88%, due 02/01/18 144A	311,550
205,000		Ford Holdings LLC, 9.30%, due 03/01/30	265,475
750,000		Ford Motor Co., 6.63%, due 10/01/28	836,412
110,000		Ford Motor Co., 7.13%, due 11/15/25	120,450
350,000		Ford Motor Credit Co., 8.00%, due 12/15/16	406,666
1,500,000		Ford Motor Credit Co. LLC, 5.63%, due 09/15/15	1,598,925
2,600,000		Ford Motor Credit Co. LLC, 5.75%, due 02/01/21	2,811,796
100,000		Ford Motor Credit Co. LLC, 8.13%, due 01/15/20	121,250
440,000		Ford Motor Credit Co. LLC, 12.00%, due 05/15/15	546,700
550,000		Freeport-McMoRan Copper & Gold, Inc., 3.55%, due 03/01/22	529,319
380,000		Freescale Semiconductor, Inc., Series 1, 9.25%, due 04/15/18 144A	418,000

See accompanying Notes to the Financial Statements.	91

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Corporate Debt — continued

130,000	Fresenius Medical Care US Finance, Inc., 6.88%, due 07/15/17	144,625
90,000	Frontier Communications Corp., 7.00%, due 11/01/25	79,875
103,000	Frontier Communications Corp., 7.05%, due 10/01/46	80,855
3,000,000	Gazprom Via Gaz Capital SA, 6.51%, due 03/07/22 144A	3,285,000
2,600,000	General Electric Capital Corp., 0.77%, due 06/20/14†	2,535,372
1,020,000	General Electric Capital Corp., 2.13%, due 12/21/12	1,034,140
2,020,000	General Electric Capital Corp., 4.38%, due 09/16/20	2,131,195
1,165,000	General Electric Capital Corp., 4.63%, due 01/07/21	1,245,560
200,000	General Electric Capital Corp., 4.65%, due 10/17/21	213,276
80,000	General Electric Capital Corp., 5.30%, due 02/11/21	86,797
1,850,000	General Electric Capital Corp., 5.50%, due 01/08/20	2,101,746
310,000	General Electric Capital Corp., 5.88%, due 01/14/38	341,940
380,000	General Electric Capital Corp., 6.00%, due 08/07/19	444,421
860,000	General Electric Capital Corp., 6.38%, due 11/15/67†	879,350
430,000	General Electric Capital Corp., 6.88%, due 01/10/39	532,830
170,000	GenOn Americas Generation LLC, 9.13%, due 05/01/31	147,050
140,000	Geokinetics Holdings USA, Inc., 9.75%, due 12/15/14	106,050
580,000	GlaxoSmithKline Capital, Inc., Guaranteed Note, 5.65%, due 05/15/18	701,359
225,000	Glencore Funding LLC, Guaranteed Note, 6.00%, due 04/15/14 144A	240,851
150,000	Glitnir Banki HF, 6.33%, due 07/28/11¤††† 144A	41,250
290,000	Glitnir Banki HF, 6.38%, due 09/25/12¤††† 144A	79,750
320,000	Glitnir Banki HF, Subordinated Note, 6.69%, due 06/15/16 ¤††† 144A	1,632
30,000	Goldman Sachs Capital II, Guaranteed Note, 5.79%, due 06/01/43†	20,738
90,000	Goldman Sachs Group (The), Inc., 3.63%, due 08/01/12	90,798
30,000	Goldman Sachs Group (The), Inc., 4.75%, due 07/15/13	31,067
140,000	Goldman Sachs Group (The), Inc., 5.25%, due 07/27/21	138,841
480,000	Goldman Sachs Group (The), Inc., 5.38%, due 03/15/20	488,741
140,000	Goldman Sachs Group (The), Inc., 5.45%, due 11/01/12	143,210
1,110,000	Goldman Sachs Group (The), Inc., 5.95%, due 01/18/18	1,197,176
200,000	Goldman Sachs Group (The), Inc., 6.15%, due 04/01/18	215,997
1,160,000	Goldman Sachs Group (The), Inc., 6.25%, due 02/01/41	1,149,465
480,000	Goldman Sachs Group (The), Inc., 7.50%, due 02/15/19	549,166
130,000	Goldman Sachs Group (The), Inc., Global Note, 5.25%, due 10/15/13	136,129
2,600,000	Goldman Sachs Group (The), Inc., Senior Note, 6.25%, due 09/01/17	2,853,123
160,000	Goodyear Tire & Rubber Co. (The), 7.00%, due 05/15/22	156,400
80,000	Goodyear Tire & Rubber Co. (The), 8.25%, due 08/15/20	85,400
75,000	Hapag-Lloyd AG, 9.75%, due 10/15/17 144A	73,125
165,000	Hartford Financial Services Group, Inc., 6.00%, due 01/15/19	180,492
110,000	HBOS Capital Funding, LP, 6.07%, due 06/29/49† 144A	78,925
100,000	HBOS Treasury Services Plc/New York, NY, 5.25%, due 02/21/17 144A	109,649
20,000	HCA, Inc., 5.75%, due 03/15/14	20,850
9,000	HCA, Inc., 6.25%, due 02/15/13	9,281
1,525,000	HCA, Inc., 6.50%, due 02/15/16	1,631,750
600,000	HCA, Inc., 6.50%, due 02/15/20	631,500
3,700,000	HCA, Inc., 6.75%, due 07/15/13	3,866,500
230,000	HCA, Inc., 7.88%, due 02/15/20	253,862
200,000	HCA, Inc., 8.00%, due 10/01/18	218,500
600,000	Health Net, Inc., 6.38%, due 06/01/17	645,000

92	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Corporate Debt — continued

124,000	Helix Energy Solutions Group, Inc., Senior Note, 9.50%, due 01/15/16 144A	130,045
180,000	Hertz Corp. (The), 6.75%, due 04/15/19	187,200
190,000	Hertz Corp. (The), 7.50%, due 10/15/18	202,588
40,000	Hess Corp., 7.88%, due 10/01/29	53,372
570,000	Hess Corp., 8.13%, due 02/15/19	737,127
850,000	Hewlett-Packard Co., 3.30%, due 12/09/16	885,306
78,000	Hexcel Corp., Senior Subordinated Note, 6.75%, due 02/01/15	79,170
285,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.88%, due 02/01/18	296,400
190,000	Hornbeck Offshore Services, Inc., 5.88%, due 04/01/20 144A	191,425
110,000	Hornbeck Offshore Services, Inc., 8.00%, due 09/01/17	116,050
300,000	HSBC Finance Capital Trust IX, 5.91%, due 11/30/35†	282,948
990,000	HSBC Finance Corp., 6.68%, due 01/15/21	1,058,523
350,000	HSBC Holdings Plc, 5.10%, due 04/05/21	379,059
575,000	HSBC Holdings Plc, Subordinated Note, 6.50%, due 05/02/36	641,460
2,075,000	HSBC Holdings Plc, Subordinated Note, 6.50%, due 09/15/37	2,336,377
65,000	Hughes Satellite Systems Corp., 7.63%, due 06/15/21	70,038
395,000	Huntsman International LLC, 8.63%, due 03/15/20	443,387
100,000	Huntsman International LLC, 8.63%, due 03/15/21	112,750
75,000	Icahn Enterprises, LP/Icahn Enterprises Finance Corp., 7.75%, due 01/15/16	78,000
125,000	Icahn Enterprises, LP/Icahn Enterprises Finance Corp., 8.00%, due 01/15/18 144A	130,625
300,000	ICICI Bank, Ltd., Reg S, Subordinated Note, 6.38%, due 04/30/22†#	286,500
139,000	Inergy, LP/Inergy Finance Corp., 6.88%, due 08/01/21	134,483
90,000	Inergy, LP/Inergy Finance Corp., 7.00%, due 10/01/18	88,200
30,000	ING Capital Funding Trust III, 4.18%, due 12/31/49†	25,940
350,000	Intelsat Jackson Holdings SA, 7.25%, due 10/15/20	368,812
110,000	Intelsat Jackson Holdings SA, 8.50%, due 11/01/19	121,000
20,000	Intelsat Jackson Holdings SA, 9.50%, due 06/15/16	20,950
300,000	Intelsat Luxembourg SA, 11.25%, due 02/04/17	312,750
125,000	Intelsat Luxembourg SA, 11.50%, due 02/04/17	130,313
285,000	Interface, Inc., 7.63%, due 12/01/18	309,937
190,000	Intergen NV, Senior Note, 9.00%, due 06/30/17 144A	200,925
300,000	International Lease Finance Corp., 0.93%, due 07/13/12†	298,491
220,000	International Lease Finance Corp., 6.50%, due 09/01/14 144A	233,475
250,000	Intesa Sanpaolo Spa, 3.63%, due 08/12/15 144A	239,021
345,000	Iron Mountain, Inc., 8.38%, due 08/15/21	376,912
75,000	Iron Mountain, Inc., 8.75%, due 07/15/18	78,188
270,000	Isle of Capri Casinos, Inc., 7.00%, due 03/01/14	270,000
310,000	Jarden Corp., 7.50%, due 01/15/20	337,900
330,000	JBS USA LLC/JBS USA Finance, Inc., 8.25%, due 02/01/20 144A	339,900
1,500,000	JPMorgan Chase & Co., 4.25%, due 10/15/20	1,538,536
90,000	JPMorgan Chase & Co., 4.35%, due 08/15/21	92,132
860,000	JPMorgan Chase & Co., 4.40%, due 07/22/20	893,724
1,175,000	JPMorgan Chase & Co., 4.50%, due 01/24/22	1,224,821
1,325,000	JPMorgan Chase & Co., 4.95%, due 03/25/20	1,431,531
1,030,000	JPMorgan Chase & Co., Global Subordinated Note, 5.15%, due 10/01/15	1,121,404
1,440,000	JPMorgan Chase & Co., Subordinated Note, 6.13%, due 06/27/17	1,645,248
300,000	JPMorgan Chase Bank NA, 0.80%, due 06/13/16†	279,022
280,000	K Hovnanian Enterprises, Inc., 10.63%, due 10/15/16	254,450

See accompanying Notes to the Financial Statements.	93

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**		Description	Value ($)

		Corporate Debt — continued

115,000		K Hovnanian Enterprises, Inc., Guaranteed Senior Note, 6.50%, due 01/15/14	85,675
310,000		Kansas City Southern de Mexico SA de CV, 6.13%, due 06/15/21	336,737
100,000		Kaupthing Bank HF, 7.13%, due 05/19/16¤****††† 144A	—
1,680,000		Kaupthing Bank HF, 7.63%, due 02/28/15¤††† 144A	453,600
720,000		Kerr-McGee Corp., 7.88%, due 09/15/31	931,026
270,000		Key Energy Services, Inc., 6.75%, due 03/01/21	278,775
60,000		Kinder Morgan Energy Partners, LP, Senior Note, 5.00%, due 12/15/13	63,742
770,000		Kinder Morgan Energy Partners, LP, Senior Note, 6.00%, due 02/01/17	888,455
2,300,000		Kinder Morgan Finance Co. ULC, Guaranteed Note, 5.70%, due 01/05/16	2,438,000
200,000		Kinetic Concepts Inc/KCI USA, Inc., 10.50%, due 11/01/18 144A	209,750
600,000		Koninklijke Philips Electronics NV, 5.75%, due 03/11/18	702,000
990,000		Kraft Foods, Inc., 5.38%, due 02/10/20	1,146,349
400,000		Kroger Co. (The), Senior Note, 6.15%, due 01/15/20	487,052
600,000		Lafarge SA, 6.20%, due 07/09/15¤ 144A	631,876
2,350,000		Lafarge SA, 6.50%, due 07/15/16	2,496,786
225,000		Lamar Media Corp., 5.88%, due 02/01/22 144A	230,062
290,000		Landsbanki Islands HF, 6.10%, due 08/25/11¤††† 144A	13,775
600,000		LBG Capital No.1 Plc, 7.88%, due 11/01/20 144A	546,000
470,000		Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86%, due 12/31/49†††	165
270,000		Lehman Brothers Holdings, Inc., (MTN), Series I, 6.75%, due 12/28/17†††	95
890,000		Lehman Brothers Holdings, Inc., Subordinated Note, 6.50%, due 07/19/17†††	312
198,000		Libbey Glass, Inc., 10.00%, due 02/15/15	212,603
375,000		Liberty Mutual Group, Inc., Junior Subordinated Note, Series A, 7.80%, due 03/07/87 144A	367,500
180,000		Linn Energy LLC/Linn Energy Finance Corp., 6.25%, due 11/01/19 144A	174,825
295,000		Linn Energy LLC/Linn Energy Finance Corp., 8.63%, due 04/15/20	319,337
1,300,000		Lloyds TSB Bank Plc, 4.20%, due 03/28/17	1,311,224
10,000		Lloyds TSB Bank Plc, 6.38%, due 01/21/21	10,752
300,000		Lloyds TSB Bank Plc, 6.50%, due 09/14/20 144A	297,245
1,700,000		Macquarie Bank, Ltd., 4.10%, due 12/17/13 144A	1,797,449
2,765,000		Macys Retail Holdings, Inc., 6.65%, due 07/15/24	3,223,174
120,000		MarkWest Energy Partners, LP/MarkWest Energy Finance Corp., 6.25%, due 06/15/22	126,600
125,000		MarkWest Energy Partners, LP/MarkWest Energy Finance Corp., 6.50%, due 08/15/21	133,438
160,000		MBNA Capital A, Series A, 8.28%, due 12/01/26	162,200
70,000		Medtronic, Inc., 3.13%, due 03/15/22	70,480
240,000		Medtronic, Inc., 4.45%, due 03/15/20	270,717
700,000	EUR	Merrill Lynch & Co., Inc., 1.31%, due 05/30/14†	885,896
190,000		Merrill Lynch & Co., Inc., 5.45%, due 02/05/13	195,411
9,450,000		Merrill Lynch & Co., Inc., 6.88%, due 04/25/18	10,518,700
840,000		Merrill Lynch & Co., Inc., Subordinated Note, 5.70%, due 05/02/17	862,373
250,000		MetLife, Inc., 4.75%, due 02/08/21	274,721
560,000		MetLife, Inc., Subordinated Note, 6.40%, due 12/15/66	551,600
60,000		MetroPCS Wireless, Inc., 6.63%, due 11/15/20	59,775
135,000		MetroPCS Wireless, Inc., 7.88%, due 09/01/18	142,763
10,000		MGM Resorts International, 5.88%, due 02/27/14	10,350
260,000		MGM Resorts International, 6.63%, due 07/15/15	268,450
200,000		MGM Resorts International, 7.50%, due 06/01/16	207,000
50,000		MGM Resorts International, 8.63%, due 02/01/19 144A	53,875

94	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Corporate Debt — continued

15,000	MGM Resorts International, 10.38%, due 05/15/14	17,081
35,000	MGM Resorts International, 11.13%, due 11/15/17	39,769
80,000	MGM Resorts International, 11.38%, due 03/01/18	95,500
210,000	Mizuho Capital Investment USD 2, Ltd., 14.95%, due 12/31/49† 144A	261,393
265,000	Mohegan Tribal Gaming Authority, 10.50%, due 12/15/16 144A	231,212
40,000	Mohegan Tribal Gaming Authority, 11.50%, due 11/01/17 144A	41,300
190,000	Momentive Performance Materials, Inc., 9.00%, due 01/15/21	167,200
75,000	Moog, Inc., 7.25%, due 06/15/18	80,813
70,000	Morgan Stanley, 4.75%, due 03/22/17	70,100
1,000,000	Morgan Stanley, 6.60%, due 04/01/12	1,000,000
5,000,000	Morgan Stanley, 7.30%, due 05/13/19	5,388,300
130,000	Morgan Stanley, (MTN), Series F, 1.01%, due 10/18/16†	111,752
1,000,000	Morgan Stanley, (MTN), Series F, 6.63%, due 04/01/18	1,054,314
150,000	Mueller Water Products, Inc., 8.75%, due 09/01/20	168,750
85,000	Mueller Water Products, Inc., Senior Subordinated Note, 7.38%, due 06/01/17	84,150
100,000	MUFG Capital Finance 1, Ltd., Secured Note, 6.35%, due 12/31/49†	105,519
50,000	National Semiconductor Corp., Senior Note, 6.60%, due 06/15/17	61,752
139,000	Navistar International Corp., 8.25%, due 11/01/21	152,205
110,000	News America, Inc., 4.50%, due 02/15/21	117,512
525,000	News America, Inc., 5.65%, due 08/15/20	596,303
475,000	News America, Inc., 6.20%, due 12/15/34	528,456
30,000	News America, Inc., Senior Note, 6.65%, due 11/15/37	35,085
780,000	Noble Energy, Inc., 4.15%, due 12/15/21	798,807
330,000	Nordea Bank AB, 3.70%, due 11/13/14 144A	344,158
1,000,000	Nordstrom, Inc., 6.25%, due 01/15/18	1,223,719
250,000	Norske Skogindustrier ASA, 7.13%, due 10/15/33 144A	140,000
225,000	Novelis, Inc., 8.38%, due 12/15/17	245,250
455,000	Novelis, Inc., 8.75%, due 12/15/20	500,500
335,000	NRG Energy, Inc., 8.25%, due 09/01/20	331,650
480,000	Occidental Petroleum Corp., 3.13%, due 02/15/22	485,259
265,000	OGX Austria GmbH, Series 1, 8.50%, due 06/01/18 144A	276,660
540,000	Pacific Gas & Electric Co., 6.05%, due 03/01/34	658,554
10,000	Pacific Gas & Electric Co., Senior Note, 5.63%, due 11/30/17	11,901
205,000	Packaging Dynamics Corp., 8.75%, due 02/01/16 144A	216,275
175,000	Peabody Energy Corp., 6.00%, due 11/15/18 144A	172,375
800,000	Peabody Energy Corp., 6.50%, due 09/15/20	804,000
606,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	696,900
171,000	PepsiCo, Inc., Senior Note, 7.90%, due 11/01/18	230,148
240,000	Pernod-Ricard SA, 2.95%, due 01/15/17 144A	242,700
660,000	Pernod-Ricard SA, 4.45%, due 01/15/22 144A	670,806
400,000	Petrobras International Finance Co., 3.88%, due 01/27/16	423,041
196,000	Petrobras International Finance Co., 5.75%, due 01/20/20	218,109
1,950,000	Petrobras International Finance Co. - PIFCo, 5.38%, due 01/27/21	2,109,391
160,000	Petrobras International Finance Co. - PIFCo, 6.13%, due 10/06/16	181,760
100,000	Petroleos Mexicanos, 5.50%, due 01/21/21	110,750
205,000	PHI, Inc., 8.63%, due 10/15/18	211,150
590,000	Philip Morris International, Inc., 2.90%, due 11/15/21	583,002
250,000	Philip Morris International, Inc., 4.50%, due 03/20/42	247,639

See accompanying Notes to the Financial Statements.	95

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Corporate Debt — continued

225,000	Pinnacle Entertainment, Inc., 7.75%, due 04/01/22	236,250
205,000	Pittsburgh Glass Works LLC, 8.50%, due 04/15/16 144A	205,000
200,000	Polypore International, Inc., 7.50%, due 11/15/17	212,000
90,000	Potash Corp. of Saskatchewan, Inc., 4.88%, due 03/30/20	101,888
265,000	Precision Drilling Corp., 6.50%, due 12/15/21 144A	278,250
60,000	Precision Drilling Corp., 6.63%, due 11/15/20	63,150
430,000	QEP Resources, Inc., 6.88%, due 03/01/21	477,300
200,000	QVC, Inc., 7.38%, due 10/15/20 144A	221,000
100,000	Qwest Corp., 6.88%, due 09/15/33	99,500
45,000	Qwest Corp., 7.50%, due 10/01/14	50,394
295,000	Rabobank Nederland NV, 11.00%, due 12/29/49† 144A	376,552
51,000	RailAmerica, Inc., 9.25%, due 07/01/17	53,996
500,000	Range Resources Corp., 6.75%, due 08/01/20	545,000
487,000	Range Resources Corp., 8.00%, due 05/15/19	536,917
73,098	RathGibson, Inc., Senior Note, 11.25%, due 02/15/14 ****†††	—
220,000	Raytheon Co., 3.13%, due 10/15/20	224,334
1,370,000	Reed Elsevier Capital, Inc., Guaranteed Note, 8.63%, due 01/15/19	1,729,615
329,000	Regency Energy Partners, LP/Regency Energy Finance Corp., 6.50%, due 07/15/21	350,385
590,000	Resona Preferred Global Securities, Cayman, 7.19%, due 12/31/49† 144A	617,000
225,000	Rexel SA, 6.13%, due 12/15/19 144A	228,656
755,000	Reynolds American, Inc., Senior Note, 6.75%, due 06/15/17	900,408
190,000	Reynolds American, Inc., Senior Secured Note, 7.25%, due 06/01/12	191,771
410,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.13%, due 04/15/19 144A	429,475
125,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 9.00%, due 04/15/19 144A	123,750
310,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 9.25%, due 05/15/18 144A	310,775
150,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 9.88%, due 08/15/19 144A	153,563
70,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 9.88%, due 08/15/19 144A	71,663
1,240,000	Rio Tinto Finance USA, Ltd., 9.00%, due 05/01/19	1,677,731
720,000	Roche Holdings, Inc., Guaranteed Note, 6.00%, due 03/01/19 144A	879,315
40,000	Rogers Cable, Inc., 6.25%, due 06/15/13	42,550
20,000	Rogers Communications, Inc., Senior Note, 6.80%, due 08/15/18	24,927
910,000	Royal Bank of Scotland Group Plc, 5.00%, due 10/01/14	899,471
350,000	Royal Bank of Scotland Group Plc, 5.05%, due 01/08/15	342,654
200,000	Royal Bank of Scotland Group Plc, 6.99%, due 12/31/49 144A	164,000
100,000	Royal Bank of Scotland Group Plc, 7.65%, due 12/31/49†	85,250
775,000	Royal Bank of Scotland Plc (The), 4.38%, due 03/16/16	792,131
1,275,000	Royal Bank of Scotland Plc (The), 5.63%, due 08/24/20	1,316,370
1,100,000	Royal Bank of Scotland Plc (The), 6.13%, due 01/11/21	1,179,386
1,070,000	Safeway, Inc., 3.95%, due 08/15/20	1,062,956
225,000	Samson Investment Co., 9.75%, due 02/15/20 144A	228,094
300,000	Santander US Debt SA Unipersonal, Series 1, 3.72%, due 01/20/15 144A	293,079
400,000	Santander US Debt SA Unipersonal, 3.78%, due 10/07/15 144A	388,093
200,000	Sealed Air Corp., Series 1, 8.13%, due 09/15/19 144A	221,750
110,000	Service Corp. International, Senior Note, 7.50%, due 04/01/27	111,925

96	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Corporate Debt — continued

10,000	Service Corp. International, Senior Note, 7.63%, due 10/01/18	11,550
110,000	SESI LLC, 7.13%, due 12/15/21 144A	119,350
235,000	Shea Homes, LP/Shea Homes Funding Corp., 8.63%, due 05/15/19 144A	244,987
580,000	Shell International Finance BV, 4.38%, due 03/25/20	664,820
400,000	Sheraton Holding Corp., 7.38%, due 11/15/15	462,000
10,000	SLM Corp., 5.00%, due 04/15/15	10,184
65,000	SLM Corp., 5.63%, due 08/01/33	55,654
1,775,000	SLM Corp., 6.00%, due 01/25/17	1,830,147
55,000	SLM Corp., 7.25%, due 01/25/22	57,566
950,000	SLM Corp., 8.00%, due 03/25/20	1,028,375
405,000	Springleaf Finance Corp., 6.90%, due 12/15/17	317,925
60,000	Sprint Capital Corp., 6.88%, due 11/15/28	46,200
660,000	Sprint Capital Corp., 8.75%, due 03/15/32	569,250
2,310,000	Sprint Capital Corp., Guaranteed Note, 6.90%, due 05/01/19	2,009,700
100,000	Sprint Nextel Corp., 6.00%, due 12/01/16	89,750
75,000	Sprint Nextel Corp., 8.38%, due 08/15/17	72,750
100,000	Sprint Nextel Corp., 9.13%, due 03/01/17 144A	99,750
225,000	SPX Corp., 6.88%, due 09/01/17	247,500
245,000	Standard Pacific Corp., 8.38%, due 05/15/18	261,844
1,000,000	State Bank of India (London Branch), 4.50%, due 10/23/14	1,019,150
780,000	State Street Corp., 4.96%, due 03/15/18	815,577
210,000	Steel Dynamics, Inc., 7.63%, due 03/15/20	228,375
130,000	Steel Dynamics, Inc., 7.75%, due 04/15/16	135,525
100,000	Steel Dynamics, Inc., Senior Note, 6.75%, due 04/01/15	102,250
105,000	Stora Enso Oyj, 7.25%, due 04/15/36 144A	92,400
400,000	Sumitomo Mitsui Banking Corp., 3.10%, due 01/14/16 144A	414,727
100,000	SunGard Data Systems, Inc., 7.38%, due 11/15/18	106,750
100,000	SunGard Data Systems, Inc., 7.63%, due 11/15/20	107,250
110,000	SunGard Data Systems, Inc., Senior Subordinated Note, 10.25%, due 08/15/15	114,813
99,000	SunTrust Preferred Capital I, 4.00%, due 12/31/49†	70,414
175,000	Swift Energy Co., 8.88%, due 01/15/20	191,625
55,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 6.88%, due 02/01/21	57,475
95,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 7.88%, due 10/15/18	102,125
380,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39 144A	472,233
12,000	Teck Resources, Ltd., 10.25%, due 05/15/16	13,753
35,000	Teekay Corp., 8.50%, due 01/15/20	36,488
550,000	Telecom Italia Capital SA, 4.95%, due 09/30/14	567,875
500,000	Telecom Italia Capital SA, 6.18%, due 06/18/14	527,500
650,000	Telecom Italia Capital SA, 7.00%, due 06/04/18	695,500
950,000	Telecom Italia Capital SA, 7.18%, due 06/18/19	1,016,500
190,000	Telefonica Emisiones SAU, 5.13%, due 04/27/20	182,016
30,000	Telefonica Emisiones SAU, 5.88%, due 07/15/19	30,501
115,000	Tenet Healthcare Corp., 10.00%, due 05/01/18	132,250
20,000	Tennessee Gas Pipeline Co., 7.63%, due 04/01/37	24,006
320,000	Terex Corp., 8.00%, due 11/15/17	332,800
110,000	Tesoro Corp., Senior Note, 6.50%, due 06/01/17	113,575

See accompanying Notes to the Financial Statements.	97

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Corporate Debt — continued

120,000	Teva Pharmaceutical Finance Co. BV, 3.65%, due 11/10/21	121,718
610,000	Teva Pharmaceutical Finance IV BV, 3.65%, due 11/10/21	618,735
130,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Series 1, 11.50%, due 10/01/20 144A	85,475
295,000	Texas Industries, Inc., 9.25%, due 08/15/20	284,675
220,000	Thermo Fisher Scientific, Inc., 3.60%, due 08/15/21	232,673
100,000	Time Warner Cable, Inc., 4.13%, due 02/15/21	104,081
740,000	Time Warner Cable, Inc., 5.85%, due 05/01/17	864,484
360,000	Time Warner Cable, Inc., 5.88%, due 11/15/40	389,283
160,000	Time Warner Cable, Inc., 7.30%, due 07/01/38	202,423
1,280,000	Time Warner Cable, Inc., 8.25%, due 04/01/19	1,639,268
2,150,000	Time Warner Cable, Inc., 8.75%, due 02/14/19	2,806,554
260,000	Time Warner, Inc., 4.70%, due 01/15/21	284,571
200,000	Time Warner, Inc., 4.75%, due 03/29/21	220,055
50,000	Time Warner, Inc., 6.25%, due 03/29/41	57,337
200,000	Time Warner, Inc., 7.63%, due 04/15/31	256,781
2,700,000	Time Warner, Inc., 7.70%, due 05/01/32	3,531,514
10,000	TL Acquisitions, Inc., Senior Subordinated Note, 10.50%, due 01/15/15 144A	7,575
1,100,000	TNK-BP Finance SA, 7.50%, due 07/18/16 144A	1,245,750
3,200,000	TNK-BP Finance SA, 7.88%, due 03/13/18	3,744,000
148,000	Tomkins LLC/Tomkins, Inc., 9.00%, due 10/01/18	164,650
325,000	TransDigm, Inc., 7.75%, due 12/15/18	353,437
330,000	Transocean, Inc., Senior Note, 5.25%, due 03/15/13	341,560
1,025,000	Travelers Cos. (The), Inc., 5.80%, due 05/15/18	1,239,744
240,000	Triumph Group, Inc., 8.63%, due 07/15/18	270,000
370,000	UBS AG/Stamford Branch, 2.25%, due 01/28/14	371,683
500,000	UBS AG/Stamford Branch, 5.75%, due 04/25/18	548,143
1,837,000	Union Pacific Corp., 4.16%, due 07/15/22	1,988,892
300,000	United Business Media, Ltd., 5.75%, due 11/03/20 144A	297,126
210,000	United Parcel Service, Inc., Senior Note, 4.50%, due 01/15/13	216,697
225,000	United Rentals North America, Inc., 8.38%, due 09/15/20	234,000
205,000	United Rentals North America, Inc., 9.25%, due 12/15/19	227,038
150,000	United States Steel Corp., 7.38%, due 04/01/20	153,750
50,000	United States Steel Corp., 7.50%, due 03/15/22	50,250
95,000	United States Steel Corp., Senior Note, 7.00%, due 02/01/18	98,088
90,000	UnitedHealth Group, Inc., 3.38%, due 11/15/21	92,567
520,000	UnitedHealth Group, Inc., Senior Note, 6.00%, due 02/15/18	628,867
280,000	UPCB Finance III, Ltd., 6.63%, due 07/01/20 144A	287,000
45,000	UR Financing Escrow Corp., 7.38%, due 05/15/20 144A	46,125
45,000	UR Financing Escrow Corp., 7.63%, due 04/15/22 144A	46,350
245,000	USG Corp., 6.30%, due 11/15/16	230,300
105,000	USG Corp., 8.38%, due 10/15/18 144A	108,150
1,342,000	Vale Overseas, Ltd., 4.38%, due 01/11/22	1,354,677
390,000	Vale Overseas, Ltd., Guaranteed Note, 6.88%, due 11/21/36	454,287
320,000	Vedanta Resources Plc, 8.25%, due 06/07/21 144A	300,000
220,000	Vedanta Resources Plc, Senior Global Note, 8.75%, due 01/15/14 144A	228,250
180,000	Verizon Communications, Inc., 6.00%, due 04/01/41	214,005
110,000	Verizon Communications, Inc., 6.10%, due 04/15/18	132,607

98	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Corporate Debt — continued

125,000	Vertellus Specialties, Inc., 9.38%, due 10/01/15 144A	95,625
225,000	Viasat, Inc., 6.88%, due 06/15/20 144A	231,750
225,000	Vulcan Materials Co., 6.50%, due 12/01/16	242,437
1,400,000	Vulcan Materials Co., 7.50%, due 06/15/21	1,557,500
1,500,000	Wachovia Bank NA, 0.80%, due 03/15/16†	1,419,081
1,070,000	Wachovia Capital Trust III, Secured Note, 5.57%, due 12/31/49†	1,015,162
700,000	Wachovia Corp., 5.75%, due 02/01/18	814,869
700,000	Wachovia Corp., Senior Note, 5.63%, due 10/15/16	781,156
640,000	Wachovia Corp., Subordinated Note, 5.25%, due 08/01/14	689,233
550,000	Wal-Mart Stores, Inc., 5.63%, due 04/15/41	668,302
190,000	Waste Management, Inc., 7.38%, due 05/15/29	246,177
30,000	WellPoint, Inc., 3.70%, due 08/15/21	31,195
730,000	WellPoint, Inc., 5.88%, due 06/15/17	853,343
1,750,000	WellPoint, Inc., 7.00%, due 02/15/19	2,175,953
420,000	Wells Fargo & Co., 3.68%, due 06/15/16††	448,962
90,000	Wells Fargo & Co., 4.60%, due 04/01/21	96,696
1,000,000	Wells Fargo Bank NA, Subordinated Note, 4.75%, due 02/09/15	1,073,389
350,000	Wells Fargo Capital X, 5.95%, due 12/01/86	356,685
124,000	Williams Cos. (The), Inc., 7.88%, due 09/01/21	154,799
270,000	Williams Cos., Inc., Series A, 7.50%, due 01/15/31	324,922
80,000	Williams Cos., Inc., 8.75%, due 03/15/32	105,748
290,000	Williams Partners, LP/Williams Partners Finance Corp., Senior Note, 7.25%, due 02/01/17	349,347
75,000	Windstream Corp., 8.13%, due 09/01/18	80,625
120,000	WPP Finance UK, 8.00%, due 09/15/14	137,660
200,000	WPX Energy, Inc., 6.00%, due 01/15/22 144A	201,000
510,000	Wyeth LLC, 5.95%, due 04/01/37	648,411
120,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.88%, due 11/01/17	131,400
280,000	Wynn Las Vegas, LLC, 7.75%, due 08/15/20	309,050
300,000	Xerox Corp., 5.63%, due 12/15/19	333,832
2,500,000	Xerox Corp., 6.35%, due 05/15/18	2,904,370

		330,520,059

	Mortgage Backed Securities - Private Issuers — 2.7%

400,000	Americold LLC Trust, Series 2010-ARTA, Class A2FX, 4.95%, due 01/14/29 144A	447,188
150,000	Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.73%, due 05/10/45†	171,293
178,143	Banc of America Funding Corp., Series 2005-E, Class 8A1, 2.65%, due 06/20/35†	93,724
66,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.73%, due 07/10/43	68,777
136,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-1, Class AM, 5.42%, due 09/10/45†	145,112
400,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.72%, due 02/10/51†	455,634
300,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4, 5.72%, due 09/11/38†	342,255
40,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, 5.69%, due 06/11/50†	45,804

See accompanying Notes to the Financial Statements.	99

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

523,909	Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 2.52%, due 02/25/36† 144A	515,372
81,724	Countrywide Alternative Loan Trust, Series 2005-61, Class 1A1, 0.50%, due 12/25/35†	59,387
82,499	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF, 0.64%, due 09/25/35† 144A	68,723
378,752	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR30, Class 2A1, 2.76%, due 01/25/34†	354,219
230,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4, 5.10%, due 08/15/38†	254,679
260,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A3, 5.79%, due 09/15/39†	274,281
512,630	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR1, Class A2A, 0.65%, due 09/19/44†	370,549
253,976	First Horizon Alternative Mortgage Securities, Series 2004-AA4, Class A1, 2.43%, due 10/25/34†	210,706
311,389	First Horizon Alternative Mortgage Securities, Series 2006-FA1, Class 1A6, 0.99%, due 04/25/36†	294,085
290,000	Fremont Home Loan Trust, Series 2004-B, Class M1, 1.11%, due 05/25/34†	210,485
1,250,000	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.54%, due 12/10/49	1,363,394
235,116	Granite Mortgages Plc, Series 2003-2, Class 1A3, 1.06%, due 07/20/43†	229,062
153,266	Granite Mortgages Plc, Series 2004-3, Class 2A1, 0.75%, due 09/20/44†	148,507
409,019	Greenpoint Mortgage Funding Trust, Series 2007-AR2, Class 1A1, 0.37%, due 04/25/47†	361,033
400,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.08%, due 07/10/38†	455,140
288,161	GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.59%, due 03/25/35† 144A	236,935
832,544	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, 0.59%, due 09/25/35† 144A	656,101
143,153	GSR Mortgage Loan Trust, Series 2004-7, Class 4A1, 4.89%, due 06/25/34†	144,574
85,768	Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A, 0.58%, due 06/20/35†	70,995
1,183,761	Harborview Mortgage Loan Trust, Series 2006-13, Class A, 0.42%, due 11/19/46†	534,454
1,141,871	Harborview Mortgage Loan Trust, Series 2007-4, Class 2A1, 0.46%, due 07/19/47†	770,408
395,139	Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 4.85%, due 09/25/35†	298,267
119,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class AM, 5.44%, due 05/15/45	127,893
600,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.34%, due 05/15/47	659,717
40,000	LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.86%, due 07/15/40†	45,449
600,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.87%, due 09/15/45†	682,951
124,435	Lehman XS Trust, Series 2005-7N, Class 1A1B, 1.00%, due 12/25/35†	37,498
141,940	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 2.70%, due 01/25/36†	114,219

100	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

352,683	MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3, 7.00%, due 08/25/34 144A	362,123
465,895	MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, 0.59%, due 05/25/35† 144A	356,471
90,392	Merrill Lynch Mortgage Investors, Inc., Series 2005-A3, Class A1, 0.51%, due 04/25/35†	71,718
25,000	Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6, 5.22%, due 11/12/37†	27,979
150,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.66%, due 05/12/39†	170,850
580,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.49%, due 03/12/51†	626,849
316,129	MLCC Mortgage Investors, Inc., Series 2007-1, Class 4A3, 5.69%, due 01/25/37†	319,806
239,010	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A, 2.78%, due 07/25/34†	220,008
364,983	Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A6, 2.64%, due 09/25/34†	320,878
482,117	Nomura Asset Acceptance Corp., Series 2004-R3, Class A1, 6.50%, due 02/25/35 144A	493,227
434,360	Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A, 0.43%, due 09/25/46†	321,689
361,842	Prime Mortgage Trust, Series 2006-DR1, Class 1A1, 5.50%, due 05/25/35 144A	356,527
148,645	Prime Mortgage Trust, Series 2006-DR1, Class 1A2, 6.00%, due 05/25/35 144A	148,864
1,401,683	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, due 05/25/35 144A	1,213,898
1,112,571	Prime Mortgage Trust, Series 2006-SRS12, Class AF, 6.00%, due 05/25/35 144A	887,849
518,064	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, 2.79%, due 05/25/35†	511,302
264,981	RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 3.21%, due 12/26/35† 144A	262,545
102,700	Residential Accredit Loans, Inc., Series 2005-QQ3, Class A1, 0.64%, due 10/25/45†	61,256
177,777	Residential Asset Securitization Trust, Series 2003-A8, Class A2, 0.59%, due 10/25/18†	171,866
984,621	Sequoia Mortgage Trust, Series 2007-3, Class 1A1, 0.44%, due 07/20/36†	730,441
182,977	Structured Asset Securities Corp., Series 2002-9, Class A2, 0.54%, due 10/25/27†	170,359
142,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, due 11/15/48	159,360
246,644	WaMu Mortgage Pass Through Certificates, Series 2002-AR19, Class A6, 2.46%, due 02/25/33†	237,472
733,193	WaMu Mortgage Pass Through Certificates, Series 2003-AR10, Class A7, 2.45%, due 10/25/33†	741,292
963,776	WaMu Mortgage Pass Through Certificates, Series 2003-AR11, Class A6, 2.47%, due 10/25/33†	969,449
87,969	WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A7, 2.46%, due 09/25/33†	89,013
344,493	WaMu Mortgage Pass Through Certificates, Series 2004-AR13, Class A1A, 0.61%, due 11/25/34†	285,689
859,251	WaMu Mortgage Pass Through Certificates, Series 2004-AR14, Class A1, 2.45%, due 01/25/35†	837,411
508,685	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 4A, 6.50%, due 08/25/34	544,710

See accompanying Notes to the Financial Statements.	101

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

972,617	WaMu Mortgage Pass Through Certificates, Series 2005-AR11, Class A1A, 0.56%, due 08/25/45†	803,242
574,278	WaMu Mortgage Pass Through Certificates, Series 2005-AR3, Class A2, 2.50%, due 03/25/35†	527,550
362,216	WaMu Mortgage Pass Through Certificates, Series 2005-AR6, Class 2A1A, 0.47%, due 04/25/45†	291,428
78,431	WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 1A1, 2.28%, due 11/25/36†	55,532
131,609	Washington Mutual, Inc., Series 2005-AR13, Class A1A1, 0.53%, due 10/25/45†	105,831
123,843	Washington Mutual, Inc., Series 2005-AR15, Class A1A1, 0.50%, due 11/25/45†	98,493
123,843	Washington Mutual, Inc., Series 2005-AR15, Class A1A2, 0.52%, due 11/25/45†	89,021
184,801	Washington Mutual, Inc., Series 2005-AR19, Class A1A1, 0.51%, due 12/25/45†	151,999
231,001	Washington Mutual, Inc., Series 2005-AR19, Class A1A2, 0.53%, due 12/25/45†	181,700
312,227	Washington Mutual, Inc., Series 2006-AR14, Class 1A4, 2.28%, due 11/25/36†	221,099
760,511	Washington Mutual, Inc., Series 2006-AR16, Class 1A1, 2.37%, due 12/25/36†	532,389
336,420	Washington Mutual, Inc., Series 2006-AR20, Class 1A1, 2.52%, due 09/25/36†	237,597
342,405	Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y, Class 1A2, 2.62%, due 11/25/34†	326,157
326,182	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR8, Class 2A1, 2.68%, due 06/25/35†	315,259
773,225	Wells Fargo Mortgage Loan Trust, Series 2010-RR4, Class 2A1, 2.77%, due 08/27/35† 144A	710,509
158,000	WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, due 11/15/44	165,296

		27,802,873

	Mortgage Backed Securities - U.S. Government Agency Obligations — 32.1%

54,144	FHLMC, Pool # 1Q0136, 2.40%, due 09/01/36†	57,872
10,721,453	FHLMC, Pool # A96413, 4.00%, due 01/01/41	11,229,480
534,356	FHLMC, Pool # A90675, 4.50%, due 01/01/40	567,096
874,891	FHLMC, Pool # A92736, 4.50%, due 06/01/40	928,496
1,607,483	FHLMC, Pool # A93559, 4.50%, due 08/01/40	1,705,974
4,722,615	FHLMC, Pool # A93338, 4.50%, due 08/01/40	5,011,971
67,954	FHLMC, Pool # Q00012, 4.50%, due 04/01/41	72,118
2,080,077	FHLMC, Pool # A74793, 5.00%, due 03/01/38	2,242,355
36,016	FHLMC, Pool # 1N1589, 5.06%, due 05/01/37†	38,390
2,809,510	FHLMC, Pool # 1Q0481, 5.17%, due 02/01/38†	3,012,118
1,363,512	FHLMC, Pool # G01749, 5.50%, due 01/01/35	1,492,613
256,488	FHLMC, Pool # A39306, 5.50%, due 11/01/35	279,931
357,492	FHLMC, Pool # G02427, 5.50%, due 12/01/36	389,721
634,831	FHLMC, Pool # G03695, 5.50%, due 11/01/37	692,061
360,852	FHLMC, Pool # G04222, 5.50%, due 04/01/38	392,819
2,500,494	FHLMC, Pool # G04587, 5.50%, due 08/01/38	2,721,229
2,442,746	FHLMC, Pool # G06172, 5.50%, due 12/01/38	2,659,146
4,221,302	FHLMC, Pool # G06020, 5.50%, due 12/01/39	4,595,262
674,952	FHLMC, Pool # G06945, 5.50%, due 02/01/40††††	736,752
724,441	FHLMC, Pool # G02462, 6.00%, due 12/01/36	801,103
5,153,353	FHLMC, Pool # G02988, 6.00%, due 05/01/37	5,690,637

102	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

91,940	FHLMC, Pool # H09061, 6.00%, due 06/01/37	100,907
1,265,815	FHLMC, Pool # G03362, 6.00%, due 09/01/37	1,397,788
1,419,636	FHLMC, Pool # G08271, 6.00%, due 05/01/38	1,567,646
3,920,992	FHLMC, Pool # G06409, 6.00%, due 11/01/39	4,341,629
1,010,354	FHLMC, Pool # G06832, 6.00%, due 03/01/40	1,117,272
255,941	FHLMC, Pool # G06669, 6.50%, due 09/01/39	288,567
230,478	FHLMC, Series 2808, Class FT, 0.59%, due 04/15/33†	230,488
1,679,053	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K006, Class AX1, 1.06%, due 01/25/20†	106,600
3,239,364	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K007, Class X1, 1.24%, due 04/25/20†	234,112
3,955,775	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K008, Class X1, 1.68%, due 06/25/20†	395,882
1,795,035	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K009, Class X1, 1.51%, due 08/25/20†	158,117
1,749,060	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K702, Class X1, 1.56%, due 02/25/18†	127,695
425,349	FHLMC Reference REMIC, Series R007, Class ZA, 6.00%, due 05/15/36	497,878
440,183	FHLMC Structured Pass Through Securities, Series T-61, Class 1A1, 1.56%, due 07/25/44†	447,860
100,000	FHLMC TBA, 5.50%, due 03/01/31	108,516
548,468	FNMA, Pool # AE2641, 3.50%, due 10/01/25	575,964
2,681,272	FNMA, Pool # AH2430, 3.50%, due 01/01/26	2,815,691
1,023,035	FNMA, Pool # AH4523, 3.50%, due 02/01/26	1,074,322
1,881,616	FNMA, Pool # AE2148, 3.50%, due 02/01/26	1,975,946
1,506,030	FNMA, Pool # AE3507, 3.50%, due 02/01/26	1,581,531
1,451,183	FNMA, Pool # AH4692, 3.50%, due 03/01/26	1,523,935
273,895	FNMA, Pool # AL0554, 3.50%, due 08/01/26	287,626
968,791	FNMA, Pool # AE7610, 3.50%, due 11/01/40	996,204
36,827	FNMA, Pool # AH5496, 3.50%, due 01/01/41	37,869
1,843,513	FNMA, Pool # AE0828, 3.50%, due 02/01/41	1,895,677
35,029	FNMA, Pool # AH7568, 3.50%, due 03/01/41	36,020
912,666	FNMA, Pool # MA0932, 3.50%, due 12/01/41	938,491
248,384	FNMA, Pool # 735321, 4.00%, due 03/01/15	263,398
961,178	FNMA, Pool # 889304, 4.00%, due 04/01/23	1,019,281
1,840,165	FNMA, Pool # AA3423, 4.00%, due 03/01/24	1,951,403
2,424,593	FNMA, Pool # AA4538, 4.00%, due 04/01/24	2,571,159
3,429,348	FNMA, Pool # 935983, 4.00%, due 05/01/25	3,636,651
2,934,310	FNMA, Pool # AD8009, 4.00%, due 07/01/25	3,111,689
29,598	FNMA, Pool # AD7737, 4.00%, due 07/01/25	31,388
232,141	FNMA, Pool # AD7480, 4.00%, due 09/01/25	246,174
12,825	FNMA, Pool # AE2434, 4.00%, due 09/01/25	13,600
276,741	FNMA, Pool # AE0551, 4.00%, due 11/01/25	293,469
37,261	FNMA, Pool # AE7182, 4.00%, due 11/01/25	39,514
843,824	FNMA, Pool # AE6360, 4.00%, due 11/01/25	894,833
182,659	FNMA, Pool # AE8298, 4.00%, due 11/01/25	193,701
127,169	FNMA, Pool # AE8069, 4.00%, due 12/01/25	134,857
46,410	FNMA, Pool # AH3622, 4.00%, due 01/01/26	49,317

See accompanying Notes to the Financial Statements.	103

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

738,452	FNMA, Pool # AL0243, 4.00%, due 01/01/26	783,091
1,870,648	FNMA, Pool # AH8167, 4.00%, due 04/01/26	1,987,820
567,188	FNMA, Pool # 890306, 4.00%, due 04/01/26	602,715
3,172,616	FNMA, Pool # AI3000, 4.00%, due 06/01/26	3,371,340
1,755,907	FNMA, Pool # AL0605, 4.00%, due 08/01/26	1,862,051
103,521	FNMA, Pool # 776565, 4.00%, due 04/01/34	109,078
11,999,998	FNMA, Pool # MA0119, 4.00%, due 07/01/39	12,593,526
1,043,761	FNMA, Pool # AE5083, 4.00%, due 09/01/40	1,095,386
2,956,638	FNMA, Pool # AE7658, 4.00%, due 10/01/40	3,102,876
68,785	FNMA, Pool # AE9244, 4.00%, due 11/01/40	72,187
701,716	FNMA, Pool # AH1338, 4.00%, due 12/01/40	743,550
932,114	FNMA, Pool # AH1813, 4.00%, due 12/01/40	978,216
840,469	FNMA, Pool # AE7295, 4.00%, due 12/01/40	882,039
144,061	FNMA, Pool # AH0943, 4.00%, due 12/01/40	152,379
341,439	FNMA, Pool # AH2399, 4.00%, due 01/01/41	358,327
230,311	FNMA, Pool # AH2926, 4.00%, due 01/01/41	241,702
189,647	FNMA, Pool # AH6392, 4.00%, due 02/01/41	200,598
67,887	FNMA, Pool # AI9904, 4.00%, due 09/01/41	71,276
940,196	FNMA, Pool # AB3745, 4.00%, due 10/01/41	987,140
1,834,470	FNMA, Pool # AJ5304, 4.00%, due 11/01/41	1,926,064
2,847,659	FNMA, Pool # AJ7689, 4.00%, due 12/01/41	2,989,841
48,038	FNMA, Pool # 254802, 4.50%, due 07/01/18	51,670
584,026	FNMA, Pool # 982875, 4.50%, due 05/01/23	631,869
348,231	FNMA, Pool # MA0706, 4.50%, due 04/01/31	370,873
1,138,523	FNMA, Pool # MA0734, 4.50%, due 05/01/31	1,212,550
350,662	FNMA, Pool # MA0776, 4.50%, due 06/01/31	373,463
294,304	FNMA, Pool # MA0913, 4.50%, due 11/01/31	313,440
296,189	FNMA, Pool # MA0939, 4.50%, due 12/01/31	315,448
99,206	FNMA, Pool # MA0968, 4.50%, due 12/01/31	105,656
3,768,367	FNMA, Pool # AL0215, 4.50%, due 04/01/41	4,047,254
656,272	FNMA, Pool # AB3517, 4.50%, due 09/01/41	705,177
210,979	FNMA, Pool # 254793, 5.00%, due 07/01/33	228,469
255,073	FNMA, Pool # 555743, 5.00%, due 09/01/33	276,218
754,685	FNMA, Pool # 889117, 5.00%, due 10/01/35	817,247
721,138	FNMA, Pool # AL0476, 5.00%, due 11/01/40	791,849
90,494	FNMA, Pool # AI0511, 5.00%, due 04/01/41	99,367
188,600	FNMA, Pool # AI1863, 5.00%, due 05/01/41	207,093
835,034	FNMA, Pool # AI1892, 5.00%, due 05/01/41	916,913
190,501	FNMA, Pool # AI2433, 5.00%, due 05/01/41	209,181
97,249	FNMA, Pool # AI2443, 5.00%, due 05/01/41	106,785
93,485	FNMA, Pool # AI2462, 5.00%, due 05/01/41	102,652
97,222	FNMA, Pool # AI4261, 5.00%, due 06/01/41	106,755
808,654	FNMA, Pool # AE0011, 5.50%, due 09/01/23	889,247
3,715,839	FNMA, Pool # 995253, 5.50%, due 12/01/23	4,052,499
5,073,951	FNMA, Pool # AL0278, 5.50%, due 01/01/25	5,530,994
30,399	FNMA, Pool # 254548, 5.50%, due 12/01/32	33,412
3,312,546	FNMA, Pool # 704235, 5.50%, due 05/01/33	3,640,828
335,046	FNMA, Pool # 555591, 5.50%, due 07/01/33	368,250

104	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

4,075,975	FNMA, Pool # 725221, 5.50%, due 01/01/34	4,479,915
198,465	FNMA, Pool # 735224, 5.50%, due 02/01/35	218,134
447,289	FNMA, Pool # 990906, 5.50%, due 10/01/35	490,848
2,513,341	FNMA, Pool # 849077, 5.50%, due 01/01/36	2,751,424
91,977	FNMA, Pool # 852523, 5.50%, due 02/01/36	100,460
343,401	FNMA, Pool # 878059, 5.50%, due 03/01/36	375,072
87,265	FNMA, Pool # 256219, 5.50%, due 04/01/36	94,018
265,120	FNMA, Pool # 868658, 5.50%, due 04/01/36	289,571
323,787	FNMA, Pool # 190375, 5.50%, due 11/01/36	353,649
256,223	FNMA, Pool # 968968, 5.50%, due 01/01/38	280,574
593,518	FNMA, Pool # 995072, 5.50%, due 08/01/38	652,338
1,334,169	FNMA, Pool # 745506, 5.66%, due 02/01/16	1,505,200
4,935,398	FNMA, Pool # AL0144, 5.79%, due 11/01/37†	5,346,693
38,385	FNMA, Pool # 840483, 6.00%, due 11/01/21	41,623
626,292	FNMA, Pool # 256517, 6.00%, due 12/01/26	691,645
621,392	FNMA, Pool # 256962, 6.00%, due 11/01/27	686,039
5,592,636	FNMA, Pool # 725162, 6.00%, due 02/01/34	6,248,757
23,610	FNMA, Pool # 745000, 6.00%, due 10/01/35	26,194
284,701	FNMA, Pool # 882524, 6.00%, due 05/01/36	314,542
72,081	FNMA, Pool # 887324, 6.00%, due 08/01/36	79,637
152,963	FNMA, Pool # 893282, 6.00%, due 08/01/36	168,996
174,665	FNMA, Pool # 878210, 6.00%, due 09/01/36	192,974
29,276	FNMA, Pool # 882321, 6.00%, due 09/01/36	32,344
32,579	FNMA, Pool # 900746, 6.00%, due 09/01/36	36,167
191,955	FNMA, Pool # 898198, 6.00%, due 11/01/36	212,075
781,974	FNMA, Pool # 948690, 6.00%, due 08/01/37	867,483
279,864	FNMA, Pool # 888736, 6.00%, due 10/01/37	306,968
512,711	FNMA, Pool # 955166, 6.00%, due 11/01/37	562,367
5,678,847	FNMA, Pool # 967691, 6.00%, due 01/01/38	6,263,448
1,198,911	FNMA, Pool # 889552, 6.00%, due 05/01/38	1,322,331
2,353,958	FNMA, Pool # 889579, 6.00%, due 05/01/38	2,605,547
2,756,161	FNMA, Pool # AL0406, 6.00%, due 06/01/38	3,023,095
922,992	FNMA, Pool # AL0852, 6.00%, due 06/01/38	1,012,384
1,943,952	FNMA, Pool # AL0901, 6.00%, due 07/01/38	2,132,223
2,752,010	FNMA, Pool # 995224, 6.00%, due 09/01/38	3,035,312
718,915	FNMA, Pool # AE0028, 6.00%, due 10/01/39	794,270
3,493,905	FNMA, Pool # AE0469, 6.00%, due 12/01/39	3,853,580
625,879	FNMA, Pool # AE0616, 6.00%, due 03/01/40	690,309
2,845,134	FNMA, Pool # AL0851, 6.00%, due 10/01/40	3,138,023
19,951	FNMA, Pool # 869972, 6.50%, due 04/01/36	22,494
3,126,419	FNMA, Pool # 256421, 6.50%, due 09/01/36	3,485,673
195,879	FNMA, Pool # 955797, 6.50%, due 10/01/37	220,805
1,676,731	FNMA, Pool # AL0814, 6.50%, due 06/01/40	1,883,812
2,272,753	FNMA, Pool # AL0778, 6.50%, due 01/01/49	2,520,419
4,424,994	FNMA, Pool # 888369, 7.00%, due 03/01/37	5,137,081
1,882,838	FNMA, Pool # AE0758, 7.00%, due 02/01/39	2,158,800
1,042,014	FNMA, Series 2011-59, Class NZ, 5.50%, due 07/25/41	1,231,902
1,600,000	FNMA, Series 2012-25, Class B, 6.50%, due 03/25/42	1,886,771

See accompanying Notes to the Financial Statements.	105

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

300,000	FNMA, Series 2012-28, Class B, 6.50%, due 06/25/39	341,887
1,700,000	FNMA, Series 2012-35, Class MB, 5.50%, due 04/25/42	1,937,814
119,093	FNMA Grantor Trust, Series 2004-T1, Class 1A2, 6.50%, due 01/25/44	134,209
1,900,000	FNMA TBA, 2.50%, due 12/01/26	1,921,672
11,800,000	FNMA TBA, 3.00%, due 09/01/26	12,218,531
24,300,000	FNMA TBA, 3.50%, due 12/01/25	25,492,219
11,100,000	FNMA TBA, 3.50%, due 08/01/41	11,368,828
9,400,000	FNMA TBA, 4.00%, due 06/01/40	9,837,687
6,000,000	FNMA TBA, 4.00%, due 06/01/40	6,292,500
6,800,000	FNMA TBA, 4.50%, due 06/01/39	7,223,938
1,000,000	FNMA TBA, 5.50%, due 05/01/41	1,087,969
2,100,000	FNMA TBA, 6.50%, due 08/01/34	2,351,016
25,831	FNMA Whole Loan, Series 2003-W1, Class 1A1, 6.27%, due 12/25/42†	29,463
166,919	FNMA Whole Loan, Series 2004-W9, Class 2A1, 6.50%, due 02/25/44	190,052
1,066,539	FNMA, (IO), Series 2011-63, Class SW, 6.44%, due 07/25/41†	160,402
571,201	GNMA, Pool # 004617, 4.50%, due 01/20/40	622,592
548,034	GNMA, Pool # 734712, 4.50%, due 03/15/40	598,283
765,742	GNMA, Pool # 004696, 4.50%, due 05/20/40	834,636
753,640	GNMA, Pool # 004746, 4.50%, due 07/20/40	821,445
174,193	GNMA, Pool # 004854, 4.50%, due 11/20/40	190,137
354,239	GNMA, Pool # 004883, 4.50%, due 12/20/40	386,663
87,641	GNMA, Pool # 004923, 4.50%, due 01/20/41	95,663
5,507,280	GNMA, Pool # 004978, 4.50%, due 03/20/41	6,011,373
293,841	GNMA, Pool # 641779, 5.00%, due 09/15/35	325,297
8,439	GNMA, Pool # 653562, 5.00%, due 04/15/36	9,337
1,031,132	GNMA, Pool # 004559, 5.00%, due 10/20/39	1,137,166
169,581	GNMA, Pool # 733600, 5.00%, due 04/15/40	188,617
514,389	GNMA, Pool # 733627, 5.00%, due 05/15/40	572,144
79,053	GNMA, Pool # 004747, 5.00%, due 07/20/40	87,207
79,212	GNMA, Pool # 783050, 5.00%, due 07/20/40	87,332
1,281,982	GNMA, Pool # 004772, 5.00%, due 08/20/40	1,414,212
308,912	GNMA, Pool # 004802, 5.00%, due 09/20/40	340,775
437,284	GNMA, Pool # 510835, 5.50%, due 02/15/35	489,972
14,768	GNMA, Pool # 002657, 6.00%, due 10/20/28	16,720
17,118	GNMA, Pool # 003489, 6.00%, due 12/20/33	19,364
108,535	GNMA, Pool # 003879, 6.00%, due 07/20/36	122,574
14,117	GNMA, Pool # 003920, 6.00%, due 11/20/36	15,943
808,139	GNMA, Pool # 004145, 6.00%, due 05/20/38	910,142
359,720	GNMA, Pool # 004195, 6.00%, due 07/20/38	405,124
14,157	GNMA, Pool # 004245, 6.00%, due 09/20/38	15,944
154,149	GNMA, Pool # 004580, 6.00%, due 11/20/39	174,145
202,721	GNMA, Pool # 004602, 6.00%, due 12/20/39	228,308
115,074	GNMA, Pool # 004620, 6.00%, due 01/20/40	129,599
242,602	GNMA, Pool # 004639, 6.00%, due 02/20/40	273,223
427,459	GNMA, Pool # 004774, 6.00%, due 08/20/40	482,749
90,740	GNMA, Pool # 004804, 6.00%, due 09/20/40	102,534
857,428	GNMA, Pool # 004837, 6.00%, due 10/20/40	968,868
472,670	GNMA, Pool # 004871, 6.00%, due 11/20/40	534,102

106	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**		Description	Value ($)

		Mortgage Backed Securities - U.S. Government Agency Obligations — continued

499,010		GNMA, Pool # 004928, 6.00%, due 01/20/41	563,866
418,170		GNMA, Pool # 004991, 6.00%, due 03/20/41	472,519
1,249,888		GNMA, Pool # 005063, 6.00%, due 05/20/41	1,411,555
454,440		GNMA, Pool # 004040, 6.50%, due 10/20/37	521,314
1,000,000		GNMA TBA, 3.50%, due 08/01/41	1,042,344
2,000,000		GNMA TBA, 3.50%, due 11/01/41	2,084,687
1,000,000		GNMA TBA, 4.00%, due 08/01/40	1,073,437
1,200,000		GNMA TBA, 5.50%, due 06/01/36	1,333,875
900,000		GNMA TBA, 6.00%, due 11/01/35	1,015,735
380,551		GNMA, (IO), Series 2010-31, Class GS, 6.26%, due 03/20/39†	60,420
164,439		GNMA, (IO), Series 2011-32, Class S, 5.76%, due 03/16/41†	22,074
880,264		GNMA, (IO), Series 2011-70, Class BS, 6.46%, due 12/16/36†	167,382

			329,037,743

		Municipal Obligations — 4.2%

50,000		American Municipal Power-Ohio, Inc., 6.27%, due 02/15/50	55,162
2,250,000		American Municipal Power-Ohio, Inc., 8.08%, due 02/15/50	3,109,050
2,700,000		California East Bay Municipal Utility District, 5.87%, due 06/01/40	3,365,226
600,000		Chicago Transit Authority, Series A, 6.90%, due 12/01/40	718,164
600,000		Chicago Transit Authority, Series B, 6.90%, due 12/01/40	718,164
1,100,000		Florida Educational Loan Marketing Corp., 0.50%, due 12/01/18†	825,139
450,000		Florida Educational Loan Marketing Corp., 0.54%, due 12/01/36†	353,300
250,000		Illinois Taxable Pension, 5.10%, due 06/01/33	235,915
240,000		Los Angeles Department of Water & Power, 6.57%, due 07/01/45	321,530
155,000		Los Angeles Unified School District, 5.75%, due 07/01/34	179,988
1,235,000		Los Angeles Unified School District, 6.76%, due 07/01/34	1,588,198
1,250,000		New Jersey State Turnpike Authority, 7.10%, due 01/01/41	1,711,300
1,800,000		New York City Transitional Finance Authority, 4.73%, due 11/01/23	2,032,128
1,300,000		New York City Transitional Finance Authority, 4.91%, due 11/01/24	1,481,649
1,300,000		New York City Transitional Finance Authority, 5.08%, due 11/01/25	1,496,885
700,000		Northstar Education Finance, Inc., 1.47%, due 01/29/46†	560,210
10,000		Ohio Housing Finance Agency, 6.04%, due 09/01/17	10,059
3,100,000		Ohio Tobacco Settlement Financing Authority, 6.50%, due 06/01/47	2,545,999
5,010,000		State of California General Obligation, 7.30%, due 10/01/39	6,277,981
2,160,000		State of California General Obligation, 7.50%, due 04/01/34	2,746,310
1,950,000		State of California General Obligation, 7.55%, due 04/01/39	2,532,036
925,000		State of Illinois General Obligation, 4.96%, due 03/01/16	988,936
1,600,000		State of Illinois General Obligation, 5.37%, due 03/01/17	1,744,752
1,650,000		State of Illinois General Obligation, 5.67%, due 03/01/18	1,801,387
60,000		State of Illinois, County of Cook General Obligation, 6.23%, due 11/15/34	69,380
1,000,000		State of Kentucky Property & Building Commission, 4.30%, due 11/01/19	1,118,580
1,200,000		State of Kentucky Property & Building Commission, 4.40%, due 11/01/20	1,337,964
2,400,000		State of Kentucky Property & Building Commission, 5.37%, due 11/01/25	2,738,736
340,000		University of California, 4.86%, due 05/15/12	333,044

			42,997,172

		Sovereign Debt Obligations — 3.1%

6,500,000	AUD	Australia Government Bond, 4.75%, due 06/15/16	7,053,440

See accompanying Notes to the Financial Statements.	107

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued

10,700,000	AUD	Australia Government Bond, 5.75%, due 07/15/22	12,627,212
3,900,000	AUD	Australia Government Bond, 6.00%, due 02/15/17	4,478,933
2,500,000		Korea Housing Finance Corp., 4.13%, due 12/15/15 144A	2,643,460
19,860,000	MXN	Mexican Bonos, 8.00%, due 06/11/20	1,756,086
2,600,000		Province of Ontario Canada, 2.70%, due 06/16/15	2,745,496
112,000		United Mexican States, 6.75%, due 09/27/34	144,480

			31,449,107

		U.S. Government and Agency Obligations — 16.9%

350,808		FHLMC, 2.24%, due 02/01/37†	370,410
350,000		Financing Corp. FICO STRIPS, (IO), Series 1, 0.00%, due 05/11/18‡	312,186
90,000		Financing Corp. FICO STRIPS, (PO), Series 11, 0.00%, due 02/08/18‡	81,017
280,000		Financing Corp. FICO STRIPS, (PO), Series B, 0.00%, due 04/06/18‡	250,591
270,000		Financing Corp. FICO STRIPS, (PO), Series 7, 0.00%, due 08/03/18‡	238,849
150,000		Financing Corp. FICO STRIPS, (PO), Series 7, 0.00%, due 08/03/18‡	132,694
140,000		Financing Corp. FICO STRIPS, (PO), Series 8, 0.00%, due 08/03/18‡	123,848
330,000		Financing Corp. FICO STRIPS, (PO), Series D, 0.00%, due 08/03/18‡	291,927
330,000		Financing Corp. FICO STRIPS, (PO), Series E, 0.00%, due 11/02/18‡	289,230
150,000		Financing Corp. FICO STRIPS, (PO), Series 15, 0.00%, due 03/07/19‡	129,537
50,000		Financing Corp. FICO STRIPS, (PO), Series 19, 0.00%, due 06/06/19‡	42,752
20,000		Financing Corp. FICO STRIPS, (PO), Series D, 0.00%, due 09/26/19‡	16,884
830,000		FNMA, 0.00%, due 10/09/19‡	643,044
331,773		FNMA, Series 2004-38, Class FK, 0.59%, due 05/25/34†	332,221
280,000		FNMA, 1.13%, due 04/27/17	278,600
132,573		FNMA, 5.04%, due 09/01/35†	140,929
1,850,000		FNMA, 5.25%, due 08/01/12	1,879,643
555,000		FNMA, 5.63%, due 07/15/37	736,287
343,434		FNMA, 5.79%, due 08/01/37†	367,945
585,000		FNMA, 6.63%, due 11/15/30	832,531
900,000		FNMA, 9.75%, due 05/01/42††††	1,032,587
1,154,915		GNMA, 0.64%, due 12/20/60†	1,146,039
2,028,680		GNMA, 0.71%, due 02/20/61†	2,020,893
1,998,665		GNMA, 0.76%, due 01/20/61†	1,996,473
484,638		GNMA, 0.76%, due 03/20/61†	484,084
1,478,835		GNMA, (IO), 6.31%, due 11/20/38†	232,679
1,004,695		GNMA, (IO), 6.41%, due 01/20/40†	172,182
4,000,000		Overseas Private Investment Corp., 0.00%, due 11/18/13‡	4,025,972
190,000		Tennessee Valley Authority, 5.25%, due 09/15/39	228,703
8,570,000		U.S. Treasury Bond, 3.13%, due 11/15/41	8,221,844
330,000		U.S. Treasury Bond, 3.13%, due 02/15/42	316,387
3,200,000		U.S. Treasury Bond, 3.88%, due 08/15/40	3,540,000
200,000		U.S. Treasury Bond, 4.25%, due 11/15/40	235,563
200,000		U.S. Treasury Bond, 4.38%, due 02/15/38	240,188
2,360,000		U.S. Treasury Bond, 4.38%, due 05/15/40	2,836,425
1,880,000		U.S. Treasury Bond, 4.38%, due 05/15/41	2,260,407
4,000,000		U.S. Treasury Bond, 4.50%, due 02/15/36	4,883,124
1,800,000		U.S. Treasury Bond, 5.25%, due 02/15/29	2,357,156

108	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	U.S. Government and Agency Obligations — continued

400,000	U.S. Treasury Bond, 6.25%, due 08/15/23	554,062
800,000	U.S. Treasury Bond, 7.50%, due 11/15/24	1,230,000
5,907,788	U.S. Treasury Inflation Indexed Bond, 0.13%, due 01/15/22	6,053,639
13,468,260	U.S. Treasury Inflation Indexed Bond, 1.13%, due 01/15/21(a)	15,172,843
519,595	U.S. Treasury Inflation Indexed Bond, 1.25%, due 07/15/20	593,840
1,536,156	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28	1,836,307
2,546,418	U.S. Treasury Inflation Indexed Bond, 2.00%, due 04/15/12(a)	2,552,983
104,855	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/40	138,171
2,173,290	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/41	2,871,968
3,100,000	U.S. Treasury Note, 0.25%, due 11/30/13	3,097,216
160,000	U.S. Treasury Note, 0.25%, due 02/28/14	159,788
5,000,000	U.S. Treasury Note, 0.38%, due 10/31/12	5,006,835
2,075,000	U.S. Treasury Note, 0.38%, due 06/30/13	2,078,081
310,000	U.S. Treasury Note, 0.38%, due 03/15/15	308,862
11,375,000	U.S. Treasury Note, 0.63%, due 07/31/12	11,395,441
1,700,000	U.S. Treasury Note, 0.63%, due 04/30/13	1,707,371
8,825,000	U.S. Treasury Note, 0.88%, due 11/30/16	8,789,153
220,000	U.S. Treasury Note, 0.88%, due 02/28/17	218,488
160,000	U.S. Treasury Note, 1.00%, due 08/31/16	160,712
1,090,000	U.S. Treasury Note, 1.00%, due 09/30/16	1,093,832
3,480,000	U.S. Treasury Note, 1.00%, due 03/31/17††††	3,473,204
900,000	U.S. Treasury Note, 1.25%, due 01/31/19	881,297
10,470,000	U.S. Treasury Note, 1.38%, due 02/28/19	10,322,771
1,660,000	U.S. Treasury Note, 1.63%, due 03/31/19††††	1,647,679
2,730,000	U.S. Treasury Note, 1.75%, due 10/31/18	2,773,724
100,000	U.S. Treasury Note, 1.88%, due 08/31/17	103,672
34,600,000	U.S. Treasury Note, 2.00%, due 11/15/21	34,067,506
2,970,000	U.S. Treasury Note, 2.00%, due 02/15/22	2,913,386
6,400,000	U.S. Treasury Note, 2.75%, due 02/15/19	6,895,501
800,000	U.S. Treasury Note, 3.25%, due 05/31/16	878,875
300,000	U.S. Treasury Note, 3.38%, due 11/15/19	334,969

		173,034,007

	TOTAL DEBT OBLIGATIONS (COST $952,714,080)	977,317,491

Shares	Description	Value ($)

	COMMON STOCKS — 0.0%

	Auto Manufacturers — 0.0%

8,312	General Motors Co.*	213,203

	Building Materials — 0.0%

280	Nortek, Inc.*	12,317
10,371	US Concrete, Inc.* ¤	48,329

		60,646

See accompanying Notes to the Financial Statements.	109

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Shares	Description	Value ($)

	Diversified Financial Services — 0.0%

1,754	CIT Group, Inc.*	72,335

	TOTAL COMMON STOCKS (COST $483,524)	346,184

	PREFERRED STOCKS — 0.3%

	Banks — 0.1%

600	Wells Fargo & Co., 7.50% Class A	670,020

	Diversified Financial Services — 0.2%

2,500	Citigroup Capital XII, 8.50%†	64,000
74,625	Citigroup Capital XIII, 7.88%†	2,029,800

		2,093,800

	TOTAL PREFERRED STOCKS (COST $2,411,062)	2,763,820

	WARRANTS — 0.0%

	Auto Manufacturers — 0.0%

7,557	General Motors Co., Strike Price $10.00, Expires 7/10/16*	125,673
7,557	General Motors Co., Strike Price $18.33, Expires 7/10/19*	84,638

		210,311

	Media — 0.0%

307	Charter Communications, Inc., Strike Price $46.68, Expires 11/30/14*	6,447

	Oil & Gas Services — 0.0%

190	SemGroup Corp., Strike Price $25.00, Expires 11/30/14* ¤	1,410

	TOTAL WARRANTS (COST $307,300)	218,168

Notional	Description	Value ($)

	OPTIONS PURCHASED — 0.0%

	Put Options — 0.0%

67,500	Euro Dollar Futures Option with Barclays Capital, Inc., Strike Price $99.38, Expires 09/17/12	3,038
350,000	Euro Dollar Mid-Curve 2-Year Futures Option with Barclays Capital, Inc., Strike Price $98.75, Expires 12/14/12	109,375
92,500	Euro Dollar Mid-Curve 2-Year Futures Option with Barclays Capital, Inc., Strike Price $99.00, Expires 09/14/12	26,131
2,940,000	OTC — CDX Swaption with Morgan Stanley, Strike Price $0.97, Expires 06/20/12	64,782
3,655,400	OTC — CDX Swaption with Bank of America Securities LLC, Strike Price $0.97, Expires 06/20/12	80,545
5,000,000	OTC 1-Year Interest Rate Swaption with Goldman Sachs Capital Markets, Strike Price $2.00, Expires 11/19/12	678

	TOTAL PUT OPTIONS PURCHASED (COST $373,796)	284,549

	TOTAL OPTIONS PURCHASED (COST $373,796)	284,549

110	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value**	Description	Value ($)

	SHORT-TERM INVESTMENTS — 9.4%

	U.S. Government and Agency Obligations — 6.7%

11,500,000	FHLMC Discount Note, 0.00%, due 07/11/12‡	11,498,723
200,000	United States Treasury Bill, 0.00%, due 08/16/12‡	199,919
24,100,000	United States Treasury Bill, 0.00%, due 09/06/12‡	24,087,131
7,600,000	United States Treasury Bill, 0.00%, due 09/13/12‡	7,595,676
15,000,000	United States Treasury Bill, 0.09%, due 08/23/12	14,992,995
2,400,000	United States Treasury Bill, 0.12%, due 09/13/12	2,398,634
8,200,000	United States Treasury Bill, 0.15%, due 08/30/12	8,195,990

	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $68,964,095)	68,969,068

	Bank Deposit — 2.7%

27,327,480	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/02/12	27,327,480

	TOTAL SHORT-TERM INVESTMENTS (COST $96,291,575)	96,296,548

	TOTAL INVESTMENTS BEFORE TBA COMMITMENTS — 105.0% (Cost $1,052,581,337)	1,077,226,760

Par Value**	Description	Value ($)

	TBA SALE COMMITMENTS — (1.9)%

(7,000,000)	FHLMC TBA, 4.50%, due 05/01/39	(7,414,531)
(12,000,000)	FNMA TBA, 4.00%, due 04/01/24	(12,718,125)

		(20,132,656)

	TOTAL TBA SALE COMMITMENTS (PROCEEDS $20,085,938)	(20,132,656)

	TOTAL INVESTMENTS NET OF TBA SALE COMMITMENTS — 103.1% (Cost $1,032,495,399)	1,057,094,104

	Other Assets and Liabilities (net) — (3.1)%	(31,470,515)

	NET ASSETS — 100.0%	$1,025,623,589

See accompanying Notes to the Financial Statements.	111

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Notes to Schedule of Investments:

FICO — Financing Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only

MTN — Medium Term Note

PIK — Payment In Kind

PO — Principal Only

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

TBA — To Be Announced

*	Non-income producing security

(a)	All or a portion of this security is held for open futures and written options collateral.

¤	Illiquid security. The total market value of the securities at period end is $7,465,970 which represents 0.7% of net assets. The aggregate tax cost of these securities held at March 31, 2012 was $9,444,205.

**	Unless otherwise indicated, all par values are denominated in United States dollars ($).

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at period end is $24,949 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2012 was $319,808.

†	Floating rate note. Rate shown is as of March 31, 2012.

††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

†††	Security is currently in default.

††††	When-issued security

‡	Zero coupon bond

#	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $68,984,715 which represents 6.7% of net assets.

112	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

March 31, 2012

A summary of outstanding financial instruments at March 31, 2012 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
6/01/12	CNY	Citibank N.A.	5,986,164	$949,594	$9,260
2/01/13	CNY	UBS AG	46,266,100	7,333,930	(5,817)
8/05/13	CNY	UBS AG	8,424,725	1,334,453	372
4/16/12	EUR	Bank of Nova Scotia	1,093,000	1,455,633	17,753
7/12/12	INR	JPMorgan Chase Bank	57,057,480	1,097,560	(130,011)
5/15/12	SGD	UBS AG	12,782	10,166	67
4/09/12	TWD	JPMorgan Chase Bank	121,918,080	4,130,898	88,521

					$(19,855)

Sales
5/17/12	AUD	HSBC Bank USA	29,378,000	$30,284,554	$406,643
4/16/12	EUR	Citibank N.A.	8,056,000	10,728,802	(307,842)
4/16/12	EUR	Credit Suisse Financial	28,000	37,290	(519)
4/20/12	GBP	JPMorgan Chase Bank	194,000	309,929	(2,258)
6/12/12	GBP	UBS AG	1,395,000	2,227,809	(29,264)
7/12/12	KRW	UBS AG	27,550,400	24,147	290

					$67,050

Currency Abbreviations

AUD	Australian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound Sterling
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
SGD	Singapore Dollar
TWD	Taiwan Dollar

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
24	Euro-Bobl	June 2012	$3,966,654	$(1,970)
99	U.S. Ultra Long	June 2012	14,945,906	(636,767)

				$(638,737)

See accompanying Notes to the Financial Statements.	113

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

March 31, 2012

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
256	U.S. Treasury Note 10 Yr.	June 2012	$33,148,000	$290,613
28	U.S. Treasury Note 5 Yr.	June 2012	3,431,094	17,257
20	U.S. Treasury Note 2 Yr.	June 2012	4,402,813	3,107
33	U.S. Treasury Bond 30 Yr.	June 2012	4,545,750	150,299
40	U.S. Treasury Note 5 Yr.	June 2012	4,901,563	(357)
13	Euro Dollar 90 Day	June 2012	3,234,725	(11,955)

				$448,964

114	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

March 31, 2012

Written Options

Type of Contract	Counterparty	Number of Contracts	Premiums Received	Value at March 31, 2012
CALL — Euro Dollar Futures Strike @ $99.50 Expires 09/17/2012	Barclays Capital, Inc.	27	$5,987	$(5,569)
CALL — OTC 5 Year Interest Rate Swaption Strike @ $1.40 Expires 03/18/2013	Bank of America Securities LLC	1,200,000	8,280	(7,856)
PUT — Euro Dollar Futures Strike @ $99.13 Expires 09/17/2012	Barclays Capital, Inc.	27	1,262	(1,687)
PUT — Euro Dollar Futures Strike @ $99.50 Expires 09/17/2012	Barclays Capital, Inc.	27	4,300	(4,894)
PUT — Euro Dollar Mid - Curve 2-Year Futures Strike @ $98.75 Expires 09/14/2012	Barclays Capital, Inc.	37	9,130	(16,188)
PUT — Euro Dollar Mid - Curve 2-Year Futures Strike @ $98.25 Expires 12/14/2012	Barclays Capital, Inc.	140	45,045	(54,250)
PUT — OTC 1 Year Interest Rate Swaption Strike @ $1.00 Expires 11/19/2012	Goldman Sachs Capital Markets	5,000,000	28,527	(2,367)
PUT — OTC 5 Year Interest Rate Swaption Strike @ $1.40 Expires 03/18/2013	Bank of America Securities LLC	1,200,000	28,560	(27,571)
PUT — OTC CDX Swaption Strike @ $0.92 Expires 06/20/2012	Morgan Stanley Capital Services LLC	5,880,000	120,540	(43,104)
PUT — OTC CDX Swaption Strike @ $0.92 Expires 06/20/2012	Bank of America Securities LLC	7,310,800	150,602	(53,593)
TOTAL			$402,233	$(217,079)

See accompanying Notes to the Financial Statements.	115

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

March 31, 2012

Interest Rate Swaps

Description	Notional Amount	Unrealized Appreciation (Depreciation)	Value
Agreement with Barclays Capital, Inc. dated 01/27/12 receiving a fixed rate of 2.097% paying the notional amount multiplied by the three-month LIBOR rate. Expiring 01/27/2022.	$7,220,000	$93,059	$93,059
Agreement with Deutsche Bank Securities, Inc. dated 01/27/12 receiving a fixed rate of 2.104% paying the notional amount multiplied by the three-month LIBOR rate. Expiring 01/27/2022.	4,650,000	57,015	57,015
Agreement with HSBC Bank USA dated 02/24/12 receiving a fixed rate of 10.135% paying the notional amount multiplied by the BRL-CDI rate. Expiring 01/02/2015.	14,300,000	(19,189)	5,788
Agreement with Morgan Stanley Capital Services LLC dated 02/27/12 receiving a fixed rate of 10.605% paying the notional amount multiplied by the BRL-CDI rate. Expiring 01/02/2015.	10,300,000	9,450	73,111

			$228,973

Credit Default Swaps (See Note 2(a))

Notional Amount	Expiration Date	Counterparty	Value
$4,400,000	03/20/21	Goldman Sachs International	$32,679
400,000	12/20/16	Citibank N.A.	22,404
900,000	03/20/16	Deutsche Bank AG	26,492
1,400,000	03/20/16	Morgan Stanley Capital Services LLC	41,210
400,000	12/20/15	Deutsche Bank AG	(1,491)

			$121,294

116	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

March 31, 2012

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	95.3
Preferred Stocks	0.3
Swaps	0.0
Common Stocks	0.0
Options Purchased	0.0
Warrants	0.0
Forward Foreign Currency Contracts	0.0
Written Options	0.0
Futures Contracts	(0.1)
TBA Sale Commitments	(1.9)
Short-Term Investments	9.4
Other Assets and Liabilities (net)	(3.0)

100.0%

See accompanying Notes to the Financial Statements.	117

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

Schedule of Investments

(showing percentage of net assets)

March 31, 2012

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 98.1%

	Asset Backed Securities — 8.9%

83,509	Ally Auto Receivables Trust, Series 2010-1, Class A3, 1.45%, due 05/15/14	83,868
200,000	Ally Auto Receivables Trust, Series 2010-2, Class A4, 2.09%, due 05/15/15	204,707
65,000	Ally Auto Receivables Trust, Series 2010-3, Class A4, 1.55%, due 08/17/15	65,950
200,000	Ally Auto Receivables Trust, Series 2011-1, Class A4, 2.23%, due 03/15/16	205,971
212	AmeriCredit Automobile Receivables Trust, Series 2010-2, Class A2, 1.22%, due 10/08/13	212
135,000	AmeriCredit Automobile Receivables Trust, Series 2010-2, Class A3, 1.71%, due 08/08/14	135,394
18,779	Bank of America Auto Trust, Series 2009-2A, Class A3, 2.13%, due 09/15/13 144A	18,800
115,431	Bank of America Auto Trust, Series 2010-2, Class A3, 1.31%, due 07/15/14	115,820
25,313	Capital Auto Receivables Asset Trust, Series 2007-4A, Class A4, 5.30%, due 05/15/14	25,405
80,109	CarMax Auto Owner Trust, Series 2009-2, Class A3, 1.74%, due 04/15/14	80,464
89,195	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-2, Class 1A6, 4.36%, due 08/25/14	89,482
94,282	Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, due 01/15/16	94,776
194,166	CitiFinancial Auto Issuance Trust, Series 2009-1, Class A3, 2.59%, due 10/15/13 144A	195,144
230,000	CNH Equipment Trust, Series 2010-A, Class A4, 2.49%, due 01/15/16	234,841
115,000	CNH Equipment Trust, Series 2011-A, Class A3, 1.20%, due 05/16/16	115,737
37,088	Ford Credit Auto Owner Trust, Series 2009-B, Class A3, 2.79%, due 08/15/13	37,199
46,274	Ford Credit Auto Owner Trust, Series 2009-E, Class A3, 1.51%, due 01/15/14	46,414
124,000	Ford Credit Auto Owner Trust, Series 2009-E, Class A4, 2.42%, due 11/15/14	126,332
200,000	Ford Credit Auto Owner Trust, Series 2011-A, Class A3, 0.97%, due 01/15/15	200,767
100,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class A, 3.80%, due 11/15/17	107,440
25,751	Harley-Davidson Motorcycle Trust, Series 2009-3, Class A3, 1.74%, due 09/15/13	25,779
125,000	Harley-Davidson Motorcycle Trust, Series 2009-3, Class A4, 2.54%, due 04/15/17	125,805
70,675	Honda Auto Receivables Owner Trust, Series 2010-2, Class A3, 1.34%, due 03/18/14	70,986
100,000	Huntington Auto Trust, Series 2012-1, Class A3, 0.81%, due 09/15/16	100,128
30,000	Hyundai Auto Receivables Trust, Series 2010-A, Class A4, 2.45%, due 12/15/16	30,991
23,863	Hyundai Auto Receivables Trust, Series 2010-B, Class A3, 0.97%, due 04/15/15	23,950
65,000	Hyundai Auto Receivables Trust, Series 2010-B, Class A4, 1.63%, due 03/15/17	66,259
342,600	John Deere Owner Trust, Series 2009-A, Class A4, 3.96%, due 05/16/16	344,641
25,000	John Deere Owner Trust, Series 2011-A, Class A3, 1.29%, due 01/15/16	25,203
114,941	Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3, 1.42%, due 08/15/14	115,570
43,406	Nissan Auto Receivables Owner Trust, Series 2009-1, Class A3, 5.00%, due 09/15/14	43,758
20,000	Santander Drive Auto Receivables Trust, Series 2010-3, Class A3, 1.20%, due 06/16/14	20,031
300,000	Santander Drive Auto Receivables Trust, Series 2010-A, Class A3, 1.83%, due 11/17/14 144A	302,210
78,746	Securitized Asset Backed NIM Trust, Series 2005-FR4, Class NIM, 6.00%, due 01/25/36¤ 144A	1
178,000	USAA Auto Owner Trust, Series 2009-2, Class A4, 2.53%, due 07/15/15	181,126
260,000	World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.21%, due 05/15/15	264,599

		3,925,760

	Corporate Debt — 20.3%

20,000	Abbott Laboratories, 2.70%, due 05/27/15	21,076

118	See accompanying Notes to the Financial Statements.

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

45,000	Alabama Power Co., Series 2, 5.80%, due 11/15/13	48,598
80,000	Allstate Life Global Funding Trusts, 5.38%, due 04/30/13	84,046
35,000	American Express Co., 7.25%, due 05/20/14	39,424
25,000	American Express Credit Corp., 5.13%, due 08/25/14	27,205
105,000	American Express Credit Corp., 7.30%, due 08/20/13	113,659
150,000	American Honda Finance Corp., 2.38%, due 03/18/13 144A	152,633
60,000	AON Corp., 3.50%, due 09/30/15	62,933
10,000	Arrow Electronics, Inc., 3.38%, due 11/01/15	10,304
50,000	Arrow Electronics, Inc., 6.88%, due 07/01/13	53,387
55,000	Atmos Energy Corp., 4.95%, due 10/15/14	59,905
15,000	BAE Systems Holdings, Inc., 4.95%, due 06/01/14 144A	15,798
10,000	BAE Systems Holdings, Inc., 5.20%, due 08/15/15 144A	10,721
25,000	Bank of New York Mellon Corp. (The), 4.30%, due 05/15/14	26,785
80,000	Bank of New York Mellon Corp. (The), 5.13%, due 08/27/13	84,852
65,000	Bank of Nova Scotia, 2.25%, due 01/22/13	65,910
40,000	BB&T Corp., 3.20%, due 03/15/16	42,087
100,000	BB&T Corp., 5.70%, due 04/30/14	109,586
170,000	BellSouth Corp., 5.20%, due 09/15/14	187,205
30,000	BHP Billiton Finance USA, Ltd., 4.80%, due 04/15/13	31,318
30,000	BHP Billiton Finance USA, Ltd., 8.50%, due 12/01/12	31,609
35,000	BlackRock, Inc., 3.50%, due 12/10/14	37,501
20,000	Boeing Co. (The), 5.00%, due 03/15/14	21,761
80,000	BP Capital Markets Plc, 3.63%, due 05/08/14	84,151
30,000	Burlington Northern Santa Fe LLC, 7.00%, due 02/01/14	33,332
15,000	Canadian Imperial Bank of Commerce/Canada, 2.35%, due 12/11/15	15,411
15,000	Canadian National Railway Co., 4.40%, due 03/15/13	15,547
25,000	Canadian Natural Resources, Ltd., 4.90%, due 12/01/14	27,542
35,000	Capital One Financial Corp., 7.38%, due 05/23/14	38,763
25,000	Cargill, Inc., 4.38%, due 06/01/13 144A	25,924
75,000	Caterpillar Financial Services Corp., 6.13%, due 02/17/14	82,479
25,000	Caterpillar, Inc., 7.00%, due 12/15/13	27,674
25,000	CBS Corp., 8.20%, due 05/15/14	28,532
195,000	Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, due 02/01/14	210,992
15,000	CenterPoint Energy Houston Electric LLC, Series U, 7.00%, due 03/01/14	16,651
25,000	CenterPoint Energy Resources Corp., 5.95%, due 01/15/14	26,785
25,000	Charles Schwab Corp. (The), 4.95%, due 06/01/14	27,129
20,000	Cisco Systems, Inc., 5.50%, due 02/22/16	23,231
315,000	Citigroup, Inc., Global Senior Note, 6.50%, due 08/19/13	333,356
100,000	CME Group, Inc., 5.75%, due 02/15/14	109,094
35,000	CNA Financial Corp., 5.85%, due 12/15/14	37,750
40,000	Coca-Cola Co. (The), 1.50%, due 11/15/15	40,879
30,000	Comcast Corp., 5.85%, due 11/15/15	34,618
70,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 1.85%, due 01/10/14	70,654
50,000	Cox Communications, Inc., 5.45%, due 12/15/14	55,618
150,000	Credit Suisse, 5.50%, due 05/01/14	160,924
80,000	Credit Suisse USA, Inc., 5.13%, due 08/15/15	87,733
30,000	Crown Castle Towers LLC, 3.21%, due 08/15/15 144A	30,368
30,000	Daimler Finance North America LLC, Senior Note, 6.50%, due 11/15/13	32,684

See accompanying Notes to the Financial Statements.	119

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

20,000	Dell, Inc., 4.70%, due 04/15/13	20,830
60,000	Delmarva Power & Light Co., Series I, 6.40%, due 12/01/13	65,416
25,000	Deutsche Bank AG, 3.88%, due 08/18/14	26,138
65,000	Deutsche Bank Financial LLC, 5.38%, due 03/02/15	67,285
75,000	Deutsche Telekom International Finance BV, 4.88%, due 07/08/14	80,340
60,000	Diageo Finance BV, 5.50%, due 04/01/13	62,952
30,000	Dow Chemical Co. (The), 5.90%, due 02/15/15	33,793
10,000	Dow Chemical Co. (The), 7.60%, due 05/15/14	11,329
20,000	Duke Energy Carolinas LLC, 5.75%, due 11/15/13	21,617
15,000	Duke Energy Corp., 3.35%, due 04/01/15	15,931
35,000	Duke Energy Corp., 5.65%, due 06/15/13	36,973
25,000	eBay, Inc., 1.63%, due 10/15/15	25,514
10,000	EI Du Pont de Nemours & Co., 5.88%, due 01/15/14	10,923
35,000	Emerson Electric Co., 5.00%, due 12/15/14	38,862
25,000	ERAC USA Finance Co., Series 1, 2.75%, due 07/01/13 144A	25,311
55,000	General Electric Capital Corp., 4.75%, due 09/15/14	59,690
485,000	General Electric Capital Corp., 4.88%, due 03/04/15	533,275
30,000	General Electric Capital Corp., 5.50%, due 06/04/14	32,647
30,000	General Mills, Inc., 5.65%, due 09/10/12	30,664
85,000	Goldman Sachs Group (The), Inc., 3.63%, due 02/07/16	85,051
222,000	Goldman Sachs Group (The), Inc., 3.70%, due 08/01/15	226,093
50,000	Goldman Sachs Group (The), Inc., Global Note, 5.25%, due 10/15/13	52,357
120,000	Hewlett-Packard Co., 6.13%, due 03/01/14	130,655
45,000	Honeywell International, Inc., 3.88%, due 02/15/14	47,681
20,000	Intel Corp., 1.95%, due 10/01/16	20,621
50,000	International Business Machines Corp., 7.50%, due 06/15/13	54,120
50,000	Jackson National Life Global Funding, 5.38%, due 05/08/13 144A	52,205
61,000	Jefferies Group, Inc., 3.88%, due 11/09/15	60,848
60,000	John Deere Capital Corp., 4.50%, due 04/03/13	62,438
20,000	John Deere Capital Corp., 4.90%, due 09/09/13	21,237
35,000	Johnson Controls, Inc., 4.88%, due 09/15/13	36,916
15,000	KCP&L Greater Missouri Operations Co., 11.88%, due 07/01/12	15,389
60,000	KeyCorp, 6.50%, due 05/14/13	63,324
8,000	Kroger Co. (The), 2.20%, due 01/15/17	8,136
15,000	Macquarie Group, Ltd., 7.30%, due 08/01/14 144A	16,086
45,000	Merck & Co., Inc., 4.75%, due 03/01/15	50,057
50,000	Merrill Lynch & Co., Inc., 5.45%, due 02/05/13	51,424
160,000	Merrill Lynch & Co., Inc., 6.15%, due 04/25/13	166,702
200,000	Metropolitan Life Global Funding I, 5.13%, due 04/10/13 144A	209,108
100,000	Morgan Stanley, 4.10%, due 01/26/15	100,415
100,000	Morgan Stanley, 6.00%, due 05/13/14	104,717
25,000	NASDAQ OMX Group (The), Inc., 4.00%, due 01/15/15	25,924
50,000	National City Corp., 4.90%, due 01/15/15	54,883
40,000	National Rural Utilities Cooperative Finance Corp., 2.63%, due 09/16/12	40,383
50,000	National Semiconductor Corp., 3.95%, due 04/15/15	54,422
65,000	New York Life Global Funding, 3.00%, due 05/04/15 144A	68,468
15,000	News America, Inc., 7.60%, due 10/11/15	17,561
50,000	Nisource Finance Corp., 6.15%, due 03/01/13	52,243

120	See accompanying Notes to the Financial Statements.

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

20,000	Nomura Holdings, Inc., 4.13%, due 01/19/16	20,179
40,000	Nomura Holdings, Inc., 5.00%, due 03/04/15	41,625
10,000	Northern States Power Co., Series B, 8.00%, due 08/28/12	10,300
25,000	Northern Trust Corp., 4.63%, due 05/01/14	26,908
60,000	Northern Trust Corp., 5.50%, due 08/15/13	63,857
20,000	Nucor Corp., 5.00%, due 12/01/12	20,554
60,000	Ohio Power Co., Series L, 5.75%, due 09/01/13	64,016
20,000	Oncor Electric Delivery Co. LLC, 6.38%, due 01/15/15	22,656
45,000	Oracle Corp., 5.25%, due 01/15/16	51,685
35,000	Pacific Life Global Funding, 5.15%, due 04/15/13 144A	36,497
160,000	PacifiCorp, 5.45%, due 09/15/13	170,556
25,000	PC Financial Partnership, 5.00%, due 11/15/14	27,333
80,000	PepsiCo, Inc., 3.75%, due 03/01/14	84,927
25,000	PG&E Corp., 5.75%, due 04/01/14	27,256
15,000	Pitney Bowes, Inc., 3.88%, due 06/15/13	15,493
10,000	Pitney Bowes, Inc., 4.88%, due 08/15/14	10,636
30,000	Potash Corp. of Saskatchewan, Inc., 3.75%, due 09/30/15	32,147
35,000	PPG Industries, Inc., 5.75%, due 03/15/13	36,491
80,000	Praxair, Inc., 2.13%, due 06/14/13	81,283
60,000	Pricoa Global Funding I, 5.45%, due 06/11/14 144A	64,803
65,000	Procter & Gamble Co. (The), 4.95%, due 08/15/14	71,816
50,000	Protective Life Secured Trusts, 5.45%, due 09/28/12	51,100
15,000	Public Service Electric & Gas Co., 2.70%, due 05/01/15	15,779
10,000	Rio Tinto Finance USA, Ltd., 1.88%, due 11/02/15	10,196
30,000	Rio Tinto Finance USA, Ltd., 8.95%, due 05/01/14	34,795
40,000	Royal Bank of Canada, 2.63%, due 12/15/15	41,861
25,000	Ryder System, Inc., 6.00%, due 03/01/13	26,031
60,000	SABMiller Plc, 5.50%, due 08/15/13 144A	63,392
50,000	Sempra Energy, 6.00%, due 02/01/13	52,192
40,000	Shell International Finance BV, 1.88%, due 03/25/13	40,610
45,000	Shell International Finance BV, 4.00%, due 03/21/14	48,035
30,000	Southern California Edison Co., 4.15%, due 09/15/14	32,466
15,000	Spectra Energy Capital LLC, 5.67%, due 08/15/14	16,263
15,000	State Street Corp., 2.88%, due 03/07/16	15,651
55,000	State Street Corp., 4.30%, due 05/30/14	58,979
35,000	TCI Communications, Inc., Senior Note, 8.75%, due 08/01/15	43,133
15,000	Telecom Italia Capital SA, 6.18%, due 06/18/14	15,825
55,000	Time Warner Cable, Inc., 3.50%, due 02/01/15	58,296
50,000	Time Warner Cable, Inc., 8.25%, due 02/14/14	56,634
25,000	Toronto-Dominion Bank (The), 2.38%, due 10/19/16	25,672
22,000	Total Capital SA, 3.00%, due 06/24/15	22,857
36,000	Toyota Motor Credit Corp., 3.20%, due 06/17/15	38,277
10,000	TransCanada PipeLines, Ltd., 4.00%, due 06/15/13	10,401
20,000	Transocean, Inc., Senior Note, 5.25%, due 03/15/13	20,701
30,000	Travelers Property Casualty Corp., 5.00%, due 03/15/13	31,278
25,000	Union Pacific Corp., 5.45%, due 01/31/13	25,991
60,000	United Technologies Corp., 4.88%, due 05/01/15	67,060
15,000	UnitedHealth Group, Inc., 5.00%, due 08/15/14	16,421

See accompanying Notes to the Financial Statements.	121

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

70,000	US Bancorp, 1.38%, due 09/13/13	70,633
75,000	US Bancorp, 3.15%, due 03/04/15	79,288
35,000	Verizon Communications, Inc., 5.55%, due 02/15/16	40,235
65,000	Vodafone Group Plc, 4.15%, due 06/10/14	69,567
60,000	Wachovia Corp., 4.88%, due 02/15/14	63,419
70,000	Wachovia Corp., 5.50%, due 05/01/13	73,535
50,000	Wal-Mart Stores, Inc., 4.55%, due 05/01/13	52,222
40,000	Wal-Mart Stores, Inc., 7.25%, due 06/01/13	43,088
50,000	WEA Finance LLC/WT Finance Aust Pty, Ltd., 7.50%, due 06/02/14 144A	55,244
30,000	WellPoint, Inc., 5.00%, due 12/15/14	32,930
100,000	Wells Fargo & Co., 3.75%, due 10/01/14	105,980
55,000	Westpac Banking Corp., 4.20%, due 02/27/15	59,111
15,000	Wisconsin Electric Power Co., 6.00%, due 04/01/14	16,569
65,000	Wyeth LLC, 5.50%, due 02/01/14	70,733
45,000	Xerox Corp., 4.25%, due 02/15/15	47,828

		8,966,374

	Mortgage Backed Securities - Private Issuers — 4.5%

215,000	Banc of America Mortgage Securities, Inc., Series 2004-3, Class 1A26, 5.50%, due 04/25/34	220,103
103,076	Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A3, 4.80%, due 01/12/41	104,167
40,340	Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class AAB, 4.82%, due 02/13/42†	41,828
83,741	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.25%, due 09/25/33	88,731
118,410	Commercial Mortgage Acceptance Corp., Series 1998-C2, Class F, 5.44%, due 09/15/30† 144A	123,029
250,000	Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.35%, due 01/17/32†	269,110
854	Countrywide Alternative Loan Trust, Series 2002-11, Class A4, 6.25%, due 10/25/32	875
40,322	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-17, Class 2A6, 3.50%, due 07/25/18	41,247
92,556	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.25%, due 11/25/33	95,953
90,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3, 5.66%, due 03/15/39†	99,096
90,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.40%, due 08/10/38†	97,254
49,355	Honda Auto Receivables Owner Trust, Series 2010-1, Class A3, 1.25%, due 10/21/13	49,484
71,971	MASTR Alternative Loans Trust, Series 2004-8, Class 7A1, 5.00%, due 09/25/19	75,168
85,235	MASTR Asset Securitization Trust, Series 2003-8, Class 2A1, 4.50%, due 09/25/18	87,581
100,000	Morgan Stanley Re-REMIC Trust, Series 2010-HQ4B, Class A7A, 4.97%, due 04/16/40 144A	106,344
112,968	NCUA Guaranteed Notes, Series 2010-C1, Class A1, 1.60%, due 10/29/20	114,453
55,877	NCUA Guaranteed Notes, Series 2010-R3, Class 3A, 2.40%, due 12/08/20	56,759
62,447	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.75%, due 02/25/19	63,225
145,054	WaMu Mortgage Pass-Through Certificates, Series 2003-S1, Class A5, 5.50%, due 04/25/33	153,064

122	See accompanying Notes to the Financial Statements.

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

118,489	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS2, Class 3A1, 5.00%, due 03/25/18	121,323

		2,008,794

	Mortgage Backed Securities - U.S. Government Agency Obligations — 14.7%

31,765	FHLMC, Pool # B14248, 4.00%, due 05/01/14	33,465
49,486	FHLMC, Pool # C91030, 5.50%, due 05/01/27	54,017
139,727	FHLMC, Pool # G11977, 6.00%, due 05/01/21	151,368
20,997	FHLMC, Series 2394, Class KD, 6.00%, due 12/15/16	22,424
81,967	FHLMC, Series 2405, Class PE, 6.00%, due 01/15/17	88,177
51,449	FHLMC, Series 2513, Class DM, 5.50%, due 10/15/17	55,755
33,934	FHLMC, Series 2566, Class LH, 5.00%, due 04/15/32	34,774
195,340	FHLMC, Series 2590, Class AQ, 4.25%, due 03/15/18	207,039
33,726	FHLMC, Series 2594, Class YA, 4.00%, due 04/15/23	35,946
6,105	FHLMC, Series 2610, Class DJ, 4.00%, due 03/15/33	6,171
23,625	FHLMC, Series 2614, Class NA, 3.75%, due 04/15/33	24,017
16,481	FHLMC, Series 2614, Class UD, 5.50%, due 06/15/31	16,543
34,999	FHLMC, Series 2617, Class KD, 5.00%, due 05/15/20	35,598
50,116	FHLMC, Series 2644, Class ED, 4.00%, due 02/15/18	51,697
136,771	FHLMC, Series 2668, Class OG, 5.00%, due 03/15/32	143,332
51,980	FHLMC, Series 2675, Class CK, 4.00%, due 09/15/18	55,129
166,188	FHLMC, Series 2682, Class LC, 4.50%, due 07/15/32	176,298
200,000	FHLMC, Series 2695, Class BG, 4.50%, due 04/15/32	212,349
185,000	FHLMC, Series 2709, Class PE, 5.00%, due 12/15/22	197,436
50,000	FHLMC, Series 2714, Class BQ, 4.50%, due 12/15/18	54,227
137,255	FHLMC, Series 2758, Class VG, 5.50%, due 02/15/15	141,721
87,265	FHLMC, Series 2760, Class LB, 4.50%, due 01/15/33	93,386
85,549	FHLMC, Series 2827, Class QE, 5.50%, due 03/15/33	89,871
66,557	FHLMC, Series 2840, Class BC, 5.00%, due 01/15/32	67,445
52,828	FHLMC, Series 2864, Class NA, 5.50%, due 01/15/31	54,430
78,602	FHLMC, Series 2866, Class W, 4.50%, due 08/15/34	85,093
105,531	FHLMC, Series 2881, Class AE, 5.00%, due 08/15/34	115,385
130,000	FHLMC, Series 2899, Class KB, 4.50%, due 03/15/19	134,236
53,177	FHLMC, Series 2931, Class AM, 4.50%, due 07/15/19	54,819
200,000	FHLMC, Series 2931, Class DC, 4.00%, due 06/15/18	205,403
225,000	FHLMC, Series 2931, Class QC, 4.50%, due 01/15/19	230,798
50,000	FHLMC, Series 2962, Class YE, 4.50%, due 09/15/18	51,478
39,599	FHLMC, Series 3001, Class BN, 4.50%, due 06/15/33	41,585
145,510	FHLMC, Series 3035, Class PA, 5.50%, due 09/15/35	161,444
41,830	FHLMC, Series 3088, Class CK, 5.50%, due 06/15/33	42,579
50,439	FNMA, Pool # 255598, 5.00%, due 12/01/14	54,576
81,933	FNMA, Pool # 254762, 5.00%, due 05/01/23	89,852
43,663	FNMA, Pool # 254831, 5.00%, due 08/01/23	47,232
123,477	FNMA, Pool # 254420, 6.00%, due 07/01/22	136,130
163,624	FNMA, Pool # 254471, 6.00%, due 09/01/22	180,391
65,689	FNMA, Pool # AE0081, 6.00%, due 07/01/24	71,189
13,375	FNMA, Pool # 251812, 6.50%, due 07/01/13	13,837

See accompanying Notes to the Financial Statements.	123

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

39,451	FNMA, Series 2001-51, Class GH, 5.50%, due 10/25/31	43,628
24,043	FNMA, Series 2002-19, Class PE, 6.00%, due 04/25/17	25,696
69,690	FNMA, Series 2002-63, Class NB, 5.50%, due 10/25/32	77,255
91,183	FNMA, Series 2003-14, Class AQ, 3.50%, due 03/25/33	95,885
108,257	FNMA, Series 2003-21, Class OA, 4.00%, due 03/25/33	113,459
81,543	FNMA, Series 2003-35, Class UN, 4.25%, due 05/25/33	87,446
69,864	FNMA, Series 2003-39, Class LD, 4.50%, due 10/25/22	71,574
29,304	FNMA, Series 2003-42, Class EP, 4.00%, due 11/25/22	30,202
23,168	FNMA, Series 2003-45, Class AB, 3.75%, due 05/25/33	23,786
72,398	FNMA, Series 2003-64, Class TH, 5.00%, due 07/25/23	80,374
30,000	FNMA, Series 2003-9, Class EB, 5.00%, due 02/25/18	33,608
32,634	FNMA, Series 2003-92, Class GA, 4.50%, due 09/25/18	32,928
86,983	FNMA, Series 2004-81, Class KD, 4.50%, due 07/25/18	88,882
121,273	FNMA, Series 2005-62, Class CQ, 4.75%, due 07/25/35	129,017
107,418	FNMA, Series 2007-59, Class AQ, 5.75%, due 07/25/35	116,336
73,313	FNMA REMIC, Series 1998-37, Class VZ, 6.00%, due 06/17/28	82,907
104,568	FNMA REMIC, Series 2004-101, Class PD, 5.00%, due 06/25/30	105,558
169,251	FNMA REMIC, Series 2004-90, Class GA, 4.35%, due 03/25/34	176,125
127,987	FNMA REMIC, Series 2005-31, Class PA, 5.50%, due 10/25/34	141,261
37,453	FNMA REMIC, Series 2005-58, Class MA, 5.50%, due 07/25/35	42,032
148,822	GNMA, Series 2003-105, Class VH, 4.50%, due 01/16/28	155,875
105,998	GNMA, Series 2003-15, Class PE, 5.50%, due 02/20/33	121,135
66,817	GNMA, Series 2003-18, Class OA, 5.00%, due 10/20/31	75,557
195,143	GNMA, Series 2005-77, Class BA, 5.00%, due 11/20/32	205,694
68,463	GNMA, Series 2008-49, Class PG, 5.25%, due 11/20/37	73,633
108,879	GNMA, Series 2008-51, Class PG, 5.00%, due 06/20/38	119,252
61,477	GNMA REMIC, Series 2001-52, 6.00%, due 10/20/31	70,544
145,302	GNMA REMIC, Series 2004-047, 5.00%, due 08/16/33	154,101
95,718	GNMA REMIC, Series 2008-050, 5.50%, due 03/16/37	105,779

		6,498,171

	U.S. Government and Agency Obligations — 49.7%

150,000	Federal Farm Credit Bank, 3.70%, due 05/15/13	155,768
225,000	Federal Farm Credit Bank, 4.63%, due 06/11/12	226,922
117,000	Federal Farm Credit Bank, 5.45%, due 12/11/13	126,824
1,000,000	Federal Home Loan Bank, 2.00%, due 09/14/12	1,008,409
235,000	Federal Home Loan Bank, 2.38%, due 03/14/14	244,106
125,000	Federal Home Loan Bank, 3.13%, due 03/11/16	135,632
910,000	Federal Home Loan Bank, 4.25%, due 06/14/13	953,512
195,000	Federal Home Loan Bank, 5.13%, due 05/24/13	205,879
300,000	Federal Home Loan Bank, 6.05%, due 05/12/14	335,076
80,000	Federal Home Loan Banks, 2.88%, due 09/11/15	85,633
150,000	FHLMC, 0.50%, due 10/15/13	150,066
500,000	FHLMC, 1.00%, due 08/20/14	506,408
490,000	FHLMC, 2.00%, due 08/25/16	509,937
235,000	FHLMC, 2.50%, due 05/27/16	249,853
280,000	FHLMC, 4.00%, due 06/12/13	292,496

124	See accompanying Notes to the Financial Statements.

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value ($)	Description	Value ($)

	U.S. Government and Agency Obligations — continued

300,000	FHLMC, 4.13%, due 12/21/12	308,433
175,000	FHLMC, 5.00%, due 01/30/14	189,771
250,000	FHLMC, 5.25%, due 04/18/16	292,649
1,000,000	FNMA, 0.50%, due 08/09/13	1,002,871
50,000	FNMA, 1.13%, due 10/08/13	50,609
200,000	FNMA, 1.25%, due 01/30/17	200,719
100,000	FNMA, 1.38%, due 11/15/16	101,296
100,000	FNMA, 2.25%, due 03/15/16	104,736
560,000	FNMA, 4.63%, due 10/15/13	596,982
445,000	FNMA, 4.75%, due 02/21/13	462,742
300,000	U.S. Treasury Note, 0.25%, due 09/15/14	298,641
100,000	U.S. Treasury Note, 0.38%, due 07/31/13	100,145
250,000	U.S. Treasury Note, 0.50%, due 08/15/14	250,488
150,000	U.S. Treasury Note, 0.50%, due 10/15/14	150,176
780,000	U.S. Treasury Note, 0.63%, due 06/30/12	781,097
200,000	U.S. Treasury Note, 0.63%, due 12/31/12	200,664
70,000	U.S. Treasury Note, 0.63%, due 01/31/13	70,254
1,000,000	U.S. Treasury Note, 0.75%, due 08/15/13	1,006,524
300,000	U.S. Treasury Note, 0.75%, due 06/15/14	302,391
650,000	U.S. Treasury Note, 0.88%, due 11/30/16	647,360
350,000	U.S. Treasury Note, 0.88%, due 12/31/16	348,223
755,000	U.S. Treasury Note, 0.88%, due 01/31/17	750,459
290,000	U.S. Treasury Note, 1.00%, due 04/30/12	290,238
1,300,000	U.S. Treasury Note, 1.00%, due 07/15/13	1,312,289
125,000	U.S. Treasury Note, 1.00%, due 05/15/14	126,660
385,000	U.S. Treasury Note, 1.00%, due 08/31/16	386,714
150,000	U.S. Treasury Note, 1.00%, due 09/30/16	150,527
375,000	U.S. Treasury Note, 1.00%, due 10/31/16	375,996
300,000	U.S. Treasury Note, 1.25%, due 04/15/14	305,414
200,000	U.S. Treasury Note, 1.25%, due 08/31/15	204,266
200,000	U.S. Treasury Note, 1.38%, due 01/15/13	201,859
2,000,000	U.S. Treasury Note, 1.38%, due 03/15/13	2,021,954
320,000	U.S. Treasury Note, 1.50%, due 06/30/16	328,525
665,000	U.S. Treasury Note, 1.50%, due 07/31/16	682,404
260,000	U.S. Treasury Note, 1.75%, due 04/15/13	264,103
150,000	U.S. Treasury Note, 1.75%, due 07/31/15	155,566
100,000	U.S. Treasury Note, 1.75%, due 05/31/16	103,766
250,000	U.S. Treasury Note, 1.88%, due 06/30/15	260,254
125,000	U.S. Treasury Note, 2.00%, due 04/30/16	130,967
200,000	U.S. Treasury Note, 2.13%, due 12/31/15	210,453
135,000	U.S. Treasury Note, 2.13%, due 02/29/16	142,098
200,000	U.S. Treasury Note, 2.25%, due 01/31/15	209,766
190,000	U.S. Treasury Note, 2.38%, due 03/31/16	201,831
70,000	U.S. Treasury Note, 2.50%, due 04/30/15	74,145
200,000	U.S. Treasury Note, 2.63%, due 04/30/16	214,469
160,000	U.S. Treasury Note, 3.25%, due 12/31/16	176,725

		21,934,740

	TOTAL DEBT OBLIGATIONS (COST $43,032,167)	43,333,839

See accompanying Notes to the Financial Statements.	125

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2012

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.5%

		Bank Deposits — 1.5%
654,625		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/02/12	654,625

		TOTAL SHORT-TERM INVESTMENTS (COST $654,625)	654,625

		TOTAL INVESTMENTS — 99.6% (Cost $43,686,792)	43,988,464

		Other Assets and Liabilities (net) — 0.4%	177,609

		NET ASSETS — 100.0%	$44,166,073

		Notes to Schedule of Investments:

		FHLMC — Federal Home Loan Mortgage Corporation

		FNMA — Federal National Mortgage Association

		GNMA — Government National Mortgage Association

		REMIC — Real Estate Mortgage Investment Conduit

	¤	Illiquid security. The total market value of the securities at period end is $1 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2012 was $77,673.

	†	Floating rate note. Rate shown is as of March 31, 2012.

		144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $1,572,086 which represents 3.6% of net assets.

126	See accompanying Notes to the Financial Statements.

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

Schedule of Investments (Continued)

March 31, 2012

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	98.1
Short-Term Investments	1.5
Other Assets and Liabilities (net)	0.4

100.0%

See accompanying Notes to the Financial Statements.	127

Mercer Funds

(formerly known as MGI Funds)

Statements of Assets and Liabilities

March 31, 2012

	Mercer US Large Cap Growth Equity Fund (formerly known as MGI US Large Cap Growth Equity Fund)	Mercer US Large Cap Value Equity Fund (formerly known as MGI US Large Cap Value Equity Fund)	Mercer US Small/Mid Cap Growth Equity Fund (formerly known as MGI US Small/Mid Cap Growth Equity Fund)	Mercer US Small/Mid Cap Value Equity Fund (formerly known as MGI US Small/Mid Cap Value Equity Fund)
Assets
Investments, at value(a)	$463,221,601	$459,388,976	$299,996,579	$293,871,531
Cash	—	—	3,519	—
Receivable for investments sold	2,612,117	3,591,491	1,865,183	691,087
Dividend and interest receivable	310,332	801,723	61,206	339,140
Cash collateral held at broker on open future contracts	—	—	—	60,987
Receivable for variation margin on open futures contracts	—	—	—	8,980
Receivable for expenses reimbursed by Advisor	11,040	14,053	16,367	17,419
Foreign tax reclaims receivable	—	4,866	—	2,374
Prepaid expenses	2,154	2,098	1,471	1,452

Total assets	466,157,244	463,803,207	301,944,325	294,992,970

Liabilities
Payable for investments purchased	214,800	3,108,938	791,667	2,305,884
Payable for when-issued securities purchased	—	—	674,623	—
Payable for Fund shares repurchased	—	399,857	—	—
Payable to affiliate for:
Advisor fee	214,310	204,510	225,294	219,656
Trustees fees	4,747	4,888	3,064	3,090
Accrued expenses	82,588	86,305	73,870	73,152

Total liabilities	516,445	3,804,498	1,768,518	2,601,782

Net assets	$465,640,799	$459,998,709	$300,175,807	$292,391,188

Net assets consist of:
Paid-in capital	363,993,919	524,779,092	242,842,355	255,183,368
Accumulated undistributed (distributions in excess of) net investment income	514,149	1,819,042	(1,202)	477,151
Accumulated net realized gain (loss)	(11,482,341)	(132,667,840)	18,053,738	4,875,788
Net unrealized appreciation on investments, futures contracts and foreign currencies	112,615,072	66,068,415	39,280,916	31,854,881

Net assets	$465,640,799	$459,998,709	$300,175,807	$292,391,188

Net assets attributable to:
Class Y-3 shares	$465,640,799	$459,998,709	$300,175,807	$292,391,188

Shares outstanding:
Class Y-3	35,102,594	52,802,812	25,840,001	29,425,920

Net asset value per share:
Class Y-3	$13.27	$8.71	$11.62	$9.94

(a) Investments at cost	$350,606,529	$393,320,478	$260,715,663	$262,025,630

128	See accompanying Notes to the Financial Statements.

Mercer Funds

(formerly known as MGI Funds)

Statements of Assets and Liabilities (Continued)

March 31, 2012

	Mercer Non-US Core Equity Fund (formerly known as MGI Non-US Core Equity Fund)	Mercer Core Opportunistic Fixed Income Fund (formerly known as MGI Core Opportunistic Fixed Income Fund)	Mercer US Short Maturity Fixed Income Fund (formerly known as MGI US Short Maturity Fixed Income Fund)
Assets
Investments, at value(a)	$1,914,543,315	$1,077,226,760	$43,988,464
Foreign currency, at value(b)	4,021,015	71,254	—
Receivable for investments sold	20,077,404	5,262,305	—
Receivable for when-issued securities sold	—	84,199,024	—
Receivable for Fund shares sold	—	32,850,000	—
Dividend and interest receivable	8,136,481	8,217,929	231,830
Receivable for open forward foreign currency contracts	—	522,906	—
Cash collateral held at broker on open future contracts	—	164,592	—
Receivable for variation margin on open futures contracts	—	3,500	—
Receivable for expenses reimbursed by Advisor	71,925	77,975	11,239
Swap contracts, at value (up-front net premiums paid of $261,319)	—	351,758	—
Foreign tax reclaims receivable	1,061,560	848	—
Prepaid expenses	8,289	5,453	—

Total assets	1,947,919,989	1,208,954,304	44,231,533

Liabilities
Payable for investments purchased	52,999,390	5,646,690	—
Payable for when-issued securities purchased	—	155,520,130	—
Due to custodian	—	1,630	—
Swap contracts, at value (up-front net premiums paid of $28,804)	—	1,491	—
Payable for open forward foreign currency contracts	—	475,711	—
Cash collateral on TBA due to broker	—	710,000	—
Cash collateral on open swap contracts due to broker	—	95,000	—
Payable for variation margin on open futures contracts	—	6,172	—
Payable to affiliate for:
Advisor fee	1,163,132	296,885	9,378
Trustees fees	19,352	11,853	493
Written options, at value(c)	—	217,079	—
TBA Sale Commitments(d)	—	20,132,656	—
Accrued expenses	953,893	215,418	55,589

Total liabilities	55,135,767	183,330,715	65,460

Net assets	$1,892,784,222	$1,025,623,589	$44,166,073

Net assets consist of:
Paid-in capital	1,939,902,414	980,039,229	48,197,808
Accumulated undistributed net investment income	16,456,316	8,180,211	125,884
Accumulated net realized gain (loss)	(174,928,033)	12,702,025	(4,459,291)
Net unrealized appreciation on investments, futures contracts, options written, short sales, swap contracts and foreign currencies	111,353,525	24,702,124	301,672

Net assets	$1,892,784,222	$1,025,623,589	$44,166,073

See accompanying Notes to the Financial Statements.	129

Mercer Funds

(formerly known as MGI Funds)

Statements of Assets and Liabilities (Continued)

March 31, 2012

	Mercer Non-US Core Equity Fund (formerly known as MGI Non-US Core Equity Fund)	Mercer Core Opportunistic Fixed Income Fund (formerly known as MGI Core Opportunistic Fixed Income Fund)	Mercer US Short Maturity Fixed Income Fund (formerly known as MGI US Short Maturity Fixed Income Fund)
Net assets attributable to:
Class Y-3 shares	$1,892,784,222	$1,025,623,589	$44,166,073

Shares outstanding:
Class Y-3	194,711,509	96,945,988	4,616,264

Net asset value per share:
Class Y-3	$9.72	$10.58	$9.57

(a) Investments at cost	$1,802,770,969	$1,052,581,337	$43,686,792

(b) Foreign currency at cost	$4,014,427	$66,765	$—

(c) Premiums on written options	$—	$402,233	$—

(d) Proceeds for TBA Sale Commitments	$—	$20,085,938	$—

130	See accompanying Notes to the Financial Statements.

Mercer Funds

(formerly known as MGI Funds)

Statements of Operations

For the Year Ended March 31, 2012

	Mercer US Large Cap Growth Equity Fund (formerly known as MGI US Large Cap Growth Equity Fund)	Mercer US Large Cap Value Equity Fund (formerly known as MGI US Large Cap Value Equity Fund)	Mercer US Small/Mid Cap Growth Equity Fund (formerly known as MGI US Small/Mid Cap Growth Equity Fund)	Mercer US Small/Mid Cap Value Equity Fund (formerly known as MGI US Small/Mid Cap Value Equity Fund)
Investment Income:
Interest	$873	$710	$735	$521
Dividends	3,706,398	10,713,507	1,524,946	4,028,401
Withholding taxes	(14,253)	(183,741)	(14,399)	(5,611)

Total investment income	3,693,018	10,530,476	1,511,282	4,023,311

Expenses:
Advisory fees	2,253,258	2,164,600	2,435,841	2,376,052
Transfer agent fees	39,070	38,957	25,785	25,156
Custodian and fund accounting fees	127,724	164,044	137,428	131,453
Audit fees	43,056	43,054	40,317	41,891
Legal fees	36,262	36,044	24,250	23,463
Trustees fees	21,938	22,045	14,526	14,298
Registration fees	—	870	364	460
Blue Sky fees	26,676	25,678	25,682	25,682
Miscellaneous	39,575	39,713	27,209	26,671

Total expenses	2,587,559	2,535,005	2,731,402	2,665,126
Reimbursement of expenses	(252,365)	(288,723)	(241,431)	(236,273)

Net expenses	2,335,194	2,246,282	2,489,971	2,428,853

Net investment income (loss)	1,357,824	8,284,194	(978,689)	1,594,458

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	27,377,300	26,148,126	41,622,361	27,519,292
Closed futures contracts	—	—	—	676,059
Forward foreign currency contracts and foreign currency related transactions	(407)	97	—	—

Net realized gain	27,376,893	26,148,223	41,622,361	28,195,351

Change in net unrealized appreciation (depreciation) on:
Investments	13,735,892	2,064,668	(29,177,990)	(27,657,438)
Open futures contracts	—	—	—	8,980
Forward foreign currency contracts and foreign currency related translations	(93)	(688)	—	—

Change in net unrealized appreciation (depreciation)	13,735,799	2,063,980	(29,177,990)	(27,648,458)

Net realized and unrealized gain	41,112,692	28,212,203	12,444,371	546,893

Net increase in net assets resulting from operations	$42,470,516	$36,496,397	$11,465,682	$2,141,351

See accompanying Notes to the Financial Statements.	131

Mercer Funds

(formerly known as MGI Funds)

Statements of Operations (Continued)

For the Year Ended March 31, 2012

	Mercer Non-US Core Equity Fund (formerly known as MGI Non-US Core Equity Fund)	Mercer Core Opportunistic Fixed Income Fund (formerly known as MGI Core Opportunistic Fixed Income Fund)	Mercer US Short Maturity Fixed Income Fund (formerly known as MGI US Short Maturity Fixed Income Fund)
Investment Income:
Interest	$7,930	$36,419,195	$885,686
Dividends	59,898,524	152,488	—
Withholding taxes	(4,682,087)	—	(13)
Other income	8,072	44,929	—

Total investment income	55,232,439	36,616,612	885,673

Expenses:
Advisory fees	12,030,165	3,599,567	120,171
Transfer agent fees	155,348	99,520	4,566
Custodian and fund accounting fees	2,217,088	482,154	52,296
Audit fees	81,747	87,713	43,663
Legal fees	144,636	95,024	4,226
Trustees fees	86,468	56,968	2,673
Registration fees	32,329	503	—
Blue Sky fees	24,553	25,679	24,324
Miscellaneous	178,297	107,506	4,639

Total expenses	14,950,631	4,554,634	256,558
Reimbursement of expenses	(1,587,957)	(685,308)	(102,739)

Net expenses	13,362,674	3,869,326	153,819

Net investment income	41,869,765	32,747,286	731,854

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(56,029,672)	27,383,623	170,629
TBA Sale Commitments	—	(229,766)	—
Swap contracts	—	1,163,676	—
Closed futures contracts	(338,176)	(437,154)	—
Written option contracts	—	747,378	—
Forward foreign currency contracts and foreign currency related transactions*	(1,343,049)	(1,755,395)	—

Net realized gain (loss)	(57,710,897)	26,872,362	170,629

Change in net unrealized appreciation (depreciation) on:
Investments	(33,930,415)	18,854,711	140,991
TBA Sale Commitments	—	(117,031)	—
Swap contracts	—	92,317	—
Open futures contracts	58,010	(574,944)	—
Written option contracts	—	616,565	—
Forward foreign currency contracts and foreign currency related translations	(738,291)	699,491	—

Change in net unrealized appreciation (depreciation)	(34,610,696)	19,571,109	140,991

Net realized and unrealized gain (loss)	(92,321,593)	46,443,471	311,620

Net increase (decrease) in net assets resulting from operations	$(50,451,828)	$79,190,757	$1,043,474

*	Net of Brazilian Imposto sobre Operacoes Financeiras (“IOF”) tax of $139,973 for the Non-US Core Equity Fund.

132	See accompanying Notes to the Financial Statements.

Mercer Funds

(formerly known as MGI Funds)

Statements of Changes in Net Assets

	Mercer US Large Cap Growth Equity Fund (formerly known as MGI US Large Cap Growth Equity Fund)		Mercer US Large Cap Value Equity Fund (formerly known as MGI US Large Cap Value Equity Fund)
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,357,824	$969,810	$8,284,194	$5,443,478
Net realized gain (loss)	27,376,893	41,730,278	26,148,223	36,795,493
Change in net unrealized appreciation (depreciation)	13,735,799	33,034,747	2,063,980	1,046,025

Net increase in net assets from operations	42,470,516	75,734,835	36,496,397	43,284,996

Distributions to shareholders from:
Net investment income
Class Y-3	(799,812)	(1,533,041)	(7,996,540)	(4,947,427)

Total distributions from net investment income	(799,812)	(1,533,041)	(7,996,540)	(4,947,427)

Net share transactions:
Class Y-3	(3,869,902)	(6,153,449)	10,980,991	24,392,816

Increase(decrease) in net assets resulting from net shares transactions	(3,869,902)	(6,153,449)	10,980,991	24,392,816

Net increase in net assets	37,800,802	68,048,345	39,480,848	62,730,385

Net assets:
Beginning of year	427,839,997	359,791,652	420,517,861	357,787,476

End of year	$465,640,799	$427,839,997	$459,998,709	$420,517,861

Undistributed net investment income included in net assets at end of year	$514,149	$68,519	$1,819,042	$1,592,025

See accompanying Notes to the Financial Statements.	133

Mercer Funds

(formerly known as MGI Funds)

Statements of Changes in Net Assets (Continued)

	Mercer US Small/Mid Cap Growth Equity Fund (formerly known as MGI US Small/Mid Cap Growth Equity Fund)		Mercer US Small/Mid Cap Value Equity Fund (formerly known as MGI US Small/Mid Cap Value Equity Fund)
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(978,689)	$(839,732)	$1,594,458	$1,604,679
Net realized gain (loss)	41,622,361	46,137,198	28,195,351	34,653,954
Change in net unrealized appreciation (depreciation)	(29,177,990)	26,841,376	(27,648,458)	26,117,811

Net increase in net assets from operations	11,465,682	72,138,842	2,141,351	62,376,444

Distributions to shareholders from:
Net investment income
Class Y-3	—	—	(1,204,230)	(2,802,122)

Total distributions from net investment income	—	—	(1,204,230)	(2,802,122)

Net realized gains
Class Y-3	(25,512,817)	—	(15,751,437)	—

Total distributions from net realized gains	(25,512,817)	—	(15,751,437)	—

Net share transactions:
Class Y-3	13,243,135	8,175,853	11,579,614	13,949,227

Increasein net assets resulting from net shares transactions	13,243,135	8,175,853	11,579,614	13,949,227

Net increase (decrease) in net assets	(804,000)	80,314,695	(3,234,702)	73,523,549

Net assets:
Beginning of year	300,979,807	220,665,112	295,625,890	222,102,341

End of year	$300,175,807	$300,979,807	$292,391,188	$295,625,890

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,202)	$(1,346)	$477,151	$55,569

134	See accompanying Notes to the Financial Statements.

Mercer Funds

(formerly known as MGI Funds)

Statements of Changes in Net Assets (Continued)

	Mercer Non-US Core Equity Fund (formerly known as MGI Non-US Core Equity Fund)		Mercer Core Opportunistic Fixed Income Fund (formerly known as MGI Core Opportunistic Fixed Income Fund)
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$41,869,765	$22,020,984	$32,747,286	$25,526,264
Net realized gain (loss)	(57,710,897)	79,335,672	26,872,362	16,454,811
Change in net unrealized appreciation (depreciation)	(34,610,696)	40,053,872	19,571,109	6,999,333

Net increase (decrease) in net assets from operations	(50,451,828)	141,410,528	79,190,757	48,980,408

Distributions to shareholders from:
Net investment income
Class Y-3	(32,578,616)	(26,060,738)	(28,936,893)	(34,487,212)

Total distributions from net investment income	(32,578,616)	(26,060,738)	(28,936,893)	(34,487,212)

Net realized gains
Class Y-3	—	—	(12,292,840)	(13,790,283)

Total distributions from net realized gains	—	—	(12,292,840)	(13,790,283)

Net share transactions:
Class Y-3	412,286,027	405,347,432	(55,364,759)	283,544,769

Increase(decrease) in net assets resulting from net shares transactions	412,286,027	405,347,432	(55,364,759)	283,544,769

Net increase (decrease) in net assets	329,255,583	520,697,222	(17,403,735)	284,247,682

Net assets:
Beginning of year	1,563,528,639	1,042,831,417	1,043,027,324	758,779,642

End of year	$1,892,784,222	$1,563,528,639	$1,025,623,589	$1,043,027,324

Undistributed net investment income included in net assets at end of year	$16,456,316	$8,875,424	$8,180,211	$5,583,850

See accompanying Notes to the Financial Statements.	135

Mercer Funds

(formerly known as MGI Funds)

Statements of Changes in Net Assets (Continued)

	Mercer US Short Maturity Fixed Income Fund (formerly known as MGI US Short Maturity Fixed Income Fund)
	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$731,854	$1,009,946
Net realized gain (loss)	170,629	80,377
Change in net unrealized appreciation (depreciation)	140,991	220,390

Net increase in net assets from operations	1,043,474	1,310,713

Distributions to shareholders from:
Net investment income
Class Y-3	(857,686)	(1,083,585)

Total distributions from net investment income	(857,686)	(1,083,585)

Net share transactions:
Class Y-3	(23,969,220)	20,235,277

Increase (decrease) in net assets resulting from net shares transactions	(23,969,220)	20,235,277

Net increase (decrease) in net assets	(23,783,432)	20,462,405

Net assets:
Beginning of year	67,949,505	47,487,100

End of year	$44,166,073	$67,949,505

Undistributed net investment income included in net assets at end of year	$125,884	$251,716

136	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

(formerly known as MGI US Large Cap Growth Equity Fund)

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

	Year Ended 03/31/12	Year Ended 03/31/11		Year Ended 03/31/10	Year Ended 03/31/09	Year Ended 03/31/08

Net asset value at beginning of year	$12.19	$10.08		$6.85	$10.20	$10.54

Net investment income†	0.04	0.03		0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.06	2.12		3.23	(3.37)	(0.06)

Total from investment operations	1.10	2.15		3.28	(3.33)	(0.03)

Less dividends and distributions:
From net investment income	(0.02)	(0.04)		(0.05)	(0.02)	(0.03)
From net realized gain on investments	—	—		—	—	(0.28)

Total dividends and distributions	(0.02)	(0.04)		(0.05)	(0.02)	(0.31)

Net asset value at end of year	$13.27	$12.19		$10.08	$6.85	$10.20

Total investment return(a)	9.08%	21.38%		47.85%	(32.62)%	(0.55)%

Ratios/Supplemental Data:
Net investment income to average net assets	0.33%	0.27%		0.54%	0.43%	0.25%
Net expenses to average daily net assets	0.57%	0.57%		0.57%	0.57%	0.57%
Total expenses (before reimbursements) to average daily net assets	0.63%	0.64%		0.66%	0.65%	0.68%
Portfolio turnover rate	64%	106	%(b)	102%	93%	129%
Net assets at end of year (in 000’s)	$465,641	$427,840		$359,792	$277,740	$381,775

(a)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
(b)	Portfolio turnover calculation does not include $23,568,413 of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	137

Mercer US Large Cap Value Equity Fund

(formerly known as MGI US Large Cap Value Equity Fund)

Financial Highlights (Continued)

(For a Class Y-3 share outstanding throughout each period)

	Year Ended 03/31/12	Year Ended 03/31/11		Year Ended 03/31/10	Year Ended 03/31/09		Year Ended 03/31/08

Net asset value at beginning of year	$8.25	$7.52		$5.18	$9.39		$11.77

Net investment income†	0.16	0.11		0.11	0.19		0.20
Net realized and unrealized gain (loss) on investments	0.45	0.72		2.37	(4.23)		(1.77)

Total from investment operations	0.61	0.83		2.48	(4.04)		(1.57)

Less dividends and distributions:
From net investment income	(0.15)	(0.10)		(0.14)	(0.17)		(0.16)
From net realized gain on investments	—	—		—	(0.00	)(a)	(0.65)

Total dividends and distributions	(0.15)	(0.10)		(0.14)	(0.17)		(0.81)

Net asset value at end of year	$8.71	$8.25		$7.52	$5.18		$9.39

Total investment return(b)	7.69%	11.07%		47.96%	(43.31)%		(13.95)%

Ratios/Supplemental Data:
Net investment income to average net assets	2.03%	1.52%		1.69%	2.57%		1.76%
Net expenses to average daily net assets	0.55%	0.55%		0.55%	0.55%		0.55%
Total expenses (before reimbursements) to average daily net assets	0.62%	0.63%		0.64%	0.64%		0.67%
Portfolio turnover rate	109%	117	%(c)	128%	238%		132%
Net assets at end of year (in 000’s)	$459,999	$420,518		$357,787	$255,400		$376,226

(a)	Amount rounds to less than $0.01 per share.
(b)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
(c)	Portfolio turnover calculation does not include $21,956,759 of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

138	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

(formerly known as MGI US Small/Mid Cap Growth Equity Fund)

Financial Highlights (Continued)

(For a Class Y-3 share outstanding throughout each period)

	Year Ended 03/31/12	Year Ended 03/31/11	Year Ended 03/31/10	Year Ended 03/31/09	Year Ended 03/31/08

Net asset value at beginning of year	$12.49	$9.75	$6.19	$9.84	$11.66

Net investment loss†	(0.04)	(0.03)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	0.27	2.77	3.60	(3.55)	(0.94)

Total from investment operations	0.23	2.74	3.56	(3.58)	(0.99)

Less dividends and distributions:
From net realized gain on investments	(1.10)	—	—	(0.07)	(0.83)

Total dividends and distributions	(1.10)	—	—	(0.07)	(0.83)

Net asset value at end of year	$11.62	$12.49	$9.75	$6.19	$9.84

Total investment return(a)	3.36%	28.10%	57.51%	(36.43)%	(9.40)%

Ratios/Supplemental Data:
Net investment loss to average net assets	(0.36)%	(0.34)%	(0.45)%	(0.36)%	(0.39)%
Net expenses to average daily net assets	0.92%	0.92%	0.92%	0.92%	0.92%
Total expenses (before reimbursements) to average daily net assets	1.01%	1.02%	1.04%	1.07%	1.07%
Portfolio turnover rate	95%	107%	92%	170%	95%
Net assets at end of year (in 000’s)	$300,176	$300,980	$220,665	$133,116	$161,362

(a)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	139

Mercer US Small/Mid Cap Value Equity Fund

(formerly known as MGI US Small/Mid Cap Value Equity Fund)

Financial Highlights (Continued)

(For a Class Y-3 share outstanding throughout each period)

	Year Ended 03/31/12		Year Ended 03/31/11	Year Ended 03/31/10	Year Ended 03/31/09	Year Ended 03/31/08

Net asset value at beginning of year	$10.64		$8.64	$5.26	$8.85	$11.32

Net investment income†	0.06		0.05	0.06	0.09	0.10
Net realized and unrealized gain (loss) on investments	(0.14	)(a)	2.05	3.35	(3.61)	(2.13)

Total from investment operations	(0.08)		2.10	3.41	(3.52)	(2.03)

Less dividends and distributions:
From net investment income	(0.04)		(0.10)	(0.03)	(0.06)	(0.07)
From net realized gain on investments	(0.58)		—	—	(0.01)	(0.37)

Total dividends and distributions	(0.62)		(0.10)	(0.03)	(0.07)	(0.44)

Net asset value at end of year	$9.94		$10.64	$8.64	$5.26	$8.85

Total investment return(b)	(0.03)%		24.36%	64.86%	(39.85)%	(18.26)%

Ratios/Supplemental Data:
Net investment income to average net assets	0.60%		0.65%	0.81%	1.20%	1.01%
Net expenses to average daily net assets	0.92%		0.92%	0.92%	0.92%	0.92%
Total expenses (before reimbursements) to average daily net assets	1.01%		1.02%	1.07%	1.08%	1.07%
Portfolio turnover rate	92%		95%	119%	120%	71%
Net assets at end of year (in 000’s)	$292,391		$295,626	$222,102	$124,586	$144,167

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain for the period due to the timing of sales of the Fund in relation to the fluctuating net asset value per share of the Fund.
(b)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.

140	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

(formerly known as MGI Non-US Core Equity Fund)

Financial Highlights (Continued)

(For a Class Y-3 share outstanding throughout each period)

	Year Ended 03/31/12		Year Ended 03/31/11	Year Ended 03/31/10	Year Ended 03/31/09	Year Ended 03/31/08

Net asset value at beginning of year	$10.46		$9.73	$6.29	$12.76	$13.76

Net investment income†	0.25		0.17	0.17	0.25	0.32
Net realized and unrealized gain (loss) on investments	(0.81)		0.74	3.38	(6.51)	(0.41)

Total from investment operations	(0.56)		0.91	3.55	(6.26)	(0.09)

Less dividends and distributions:
From net investment income	(0.18)		(0.18)	(0.11)	(0.12)	(0.21)
From net realized gain on investments	—		—	—	(0.09)	(0.70)

Total dividends and distributions	(0.18)		(0.18)	(0.11)	(0.21)	(0.91)

Net asset value at end of year	$9.72		$10.46	$9.73	$6.29	$12.76

Total investment return(a)	(5.15)%		9.45%	56.52%	(49.30)%	(1.09)%

Ratios/Supplemental Data:
Net investment income to average net assets	2.57%		1.76%	1.93%	2.68%	2.28%
Net expenses to average daily net assets	0.82%		0.82%	0.82%	0.82%	0.82%
Total expenses (before reimbursements) to average daily net assets	0.92%		0.92%	0.94%	0.95%	0.96%
Portfolio turnover rate	105	%(b)	87%	51%	64%	72%
Net assets at end of year (in 000’s)	$1,892,784		$1,563,529	$1,042,831	$485,543	$624,426

(a)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
(b)	Portfolio turnover calculation does not include $9,536,640 of in-kind transactions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	141

Mercer Core Opportunistic Fixed Income Fund

(formerly known as MGI Core Opportunistic Fixed Income Fund)

Financial Highlights (Continued)

(For a Class Y-3 share outstanding throughout each period)

	Year Ended 03/31/12	Year Ended 03/31/11	Year Ended 03/31/10	Year Ended 03/31/09	Year Ended 03/31/08

Net asset value at beginning of year	$10.23	$10.11	$9.00	$10.24	$10.21

Net investment income†	0.33	0.29	0.40	0.50	0.51
Net realized and unrealized gain (loss) on investments	0.46	0.34	0.98	(0.91)	(0.10)

Total from investment operations	0.79	0.63	1.38	(0.41)	0.41

Less dividends and distributions:
From net investment income	(0.31)	(0.36)	(0.27)	(0.63)	(0.38)
From net realized gain on investments	(0.13)	(0.15)	—	(0.20)	—

Total dividends and distributions	(0.44)	(0.51)	(0.27)	(0.83)	(0.38)

Net asset value at end of year	$10.58	$10.23	$10.11	$9.00	$10.24

Total investment return(a)	7.88%	6.25%	15.34%	(3.90)%	4.08%

Ratios/Supplemental Data:
Net investment income to average net assets	3.13%	2.79%	4.12%	5.16%	4.94%
Net expenses to average daily net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Total expenses (before reimbursements) to average daily net assets	0.44%	0.45%	0.47%	0.47%	0.48%
Portfolio turnover rate	181%	379%	276%	229%	229%
Net assets at end of year (in 000’s)	$1,025,624	$1,043,027	$758,780	$394,347	$527,340

(a)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.

142	See accompanying Notes to the Financial Statements.

Mercer US Short Maturity Fixed Income Fund

(formerly known as MGI US Short Maturity Fixed Income Fund)

Financial Highlights (Continued)

(For a Class Y-3 share outstanding throughout each period)

	Year Ended 03/31/12	Year Ended 03/31/11	Year Ended 03/31/10	Year Ended 03/31/09	Year Ended 03/31/08

Net asset value at beginning of year	$9.56	$9.51	$8.57	$10.01	$10.05

Net investment income†	0.15	0.15	0.30	0.40	0.49
Net realized and unrealized gain (loss) on investments	0.05	0.06	0.83	(1.16)	(0.11)

Total from investment operations	0.20	0.21	1.13	(0.76)	0.38

Less dividends and distributions:
From net investment income	(0.19)	(0.16)	(0.19)	(0.68)	(0.42)

Total dividends and distributions	(0.19)	(0.16)	(0.19)	(0.68)	(0.42)

Net asset value at end of year	$9.57	$9.56	$9.51	$8.57	$10.01

Total investment return(a)	2.07%	2.19%	13.19%	(7.52)%	3.72%

Ratios/Supplemental Data:
Net investment income to average net assets	1.52%	1.60%	3.24%	4.16%	4.80%
Net expenses to average daily net assets	0.32%	0.32%	0.32%	0.32%	0.32%
Total expenses (before reimbursements) to average daily net assets	0.53%	0.47%	0.61%	0.49%	0.49%
Portfolio turnover rate	32%	61%	589%	217%	131%
Net assets at end of year (in 000’s)	$44,166	$67,950	$47,487	$18,904	$62,172

(a)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	143

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements

March 31, 2012

1.	Organization

Mercer Funds (the “Trust”), formerly known as MGI Funds, consists of the following eight series: Mercer US Large Cap Growth Equity Fund (“Large Cap Growth”), formerly known as MGI US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund (“Large Cap Value”), formerly known as MGI US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund (“Small/Mid Cap Growth”), formerly known as MGI US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund (“Small/Mid Cap Value”), formerly known as MGI US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund (“Non-US Core Equity”), formerly known as MGI Non-US Core Equity Fund, Mercer Core Opportunistic Fixed Income Fund (“Core Opportunistic”), formerly known as MGI Core Opportunistic Fixed Income Fund, Mercer US Short Maturity Fixed Income Fund (“Short Maturity”), formerly known as MGI US Short Maturity Fixed Income Fund and Mercer Emerging Markets Equity Fund, which as of March 31, 2012 had not commenced operations, (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust, established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Funds’ investment advisor is Mercer Investment Management, Inc. (the “Advisor”), formerly known as Mercer Global Investments, Inc. The Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors (each a “Subadvisor,” and collectively referred to as the “Subadvisors”) to manage each Fund.

Each Fund is classified as “diversified” for purposes of the 1940 Act.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap Growth	Long-term total return, which includes capital appreciation and income
Large Cap Value	Long-term total return, which includes capital appreciation and income
Small/Mid Cap Growth	Long-term total return, comprised primarily of capital appreciation
Small/Mid Cap Value	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Opportunistic	Total return, consisting of both current income and capital appreciation
Short Maturity	Safety of principal and a moderate level of income

Each Fund is authorized to offer interests in four classes of shares: Class S, Class Y-1, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2012, only the Class Y-3 shares of each Fund had commenced operations.

2.	Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities listed on an exchange normally are valued at the last sale

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Subadvisor as the primary market for such securities. Securities traded in the over-the-counter market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price; other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the rate in effect at a uniform time on each business day. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

The Board of Trustees of the Trust (the “Board”) has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. Certain fixed-income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each Fund generally values short-term investments, which mature in 60 days or less, at amortized cost, which approximates fair value unless the Board determines that this approach does not represent fair value.

Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Over the counter derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of pricing service providers or broker dealer quotations. Depending on the product and the terms of the derivative, the value of the financial derivative contracts is assigned by pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Senior secured floating rate loans and senior secured floating rate debt securities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that a Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. A Fund’s value for a particular security may be different from the last quoted market price.

The Funds follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements” (“ASC 820”). Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices unadjusted in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2012, Large Cap Growth, Large Cap Value and Small/Mid Cap Growth each held long-term investments determined using Level 1 inputs, with corresponding major categories as shown in the schedules of investments, and a short-term investment position in Euro Time Deposits as shown in the schedules of investments, which is determined using Level 2 inputs.

At March 31, 2012, Short Maturity held all long-term investments and a short-term investment position in Euro Time Deposit determined using Level 2 inputs, with corresponding major categories as shown in the schedule of investments.

The following is a summary of the inputs used as of March 31, 2012 in valuing the assets and liabilities of Small/Mid Cap Value, Non-US Core Equity and Core Opportunistic for which fair valuation was used:

Small/Mid Cap Value

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Advertising	$500,614	$—	$—	$500,614
Aerospace & Defense	2,651,536	—	—	2,651,536
Agriculture	555,546	—	—	555,546
Airlines	1,353,644	—	—	1,353,644
Apparel	2,918,174	—	—	2,918,174
Auto Manufacturers	448,995	—	—	448,995
Auto Parts & Equipment	1,484,614	—	—	1,484,614
Banks	19,798,066	—	—	19,798,066
Beverages	1,801,828	—	—	1,801,828
Biotechnology	3,173,638	—	—	3,173,638
Building Materials	1,965,613	—	—	1,965,613
Chemicals	6,609,413	—	—	6,609,413
Coal	1,152,094	—	—	1,152,094
Commercial Services	12,814,219	—	—	12,814,219
Computers	9,812,191	—	—	9,812,191
Cosmetics & Personal Care	2,260,344	—	—	2,260,344
Distribution & Wholesale	2,239,769	—	—	2,239,769
Diversified Financial Services	8,804,061	—	—	8,804,061
Electric	8,644,293	—	—	8,644,293
Electrical Components & Equipment	221,572	—	—	221,572
Electronics	9,292,778	—	—	9,292,778
Engineering & Construction	4,016,773	—	—	4,016,773
Entertainment	2,562,900	—	—	2,562,900
Food	9,007,215	—	—	9,007,215

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forest Products & Paper	$6,390,988	$—	$—	$6,390,988
Gas	6,545,662	—	—	6,545,662
Hand & Machine Tools	570,157	—	—	570,157
Health Care - Products	4,704,520	—	—	4,704,520
Health Care - Services	5,312,820	—	—	5,312,820
Home Builders	562,268	—	—	562,268
Home Furnishings	1,312,959	—	—	1,312,959
Household Products & Wares	896,195	—	—	896,195
Insurance	22,605,936	—	—	22,605,936
Internet	3,792,942	—	—	3,792,942
Investment Companies	1,335,489	—	—	1,335,489
Iron & Steel	603,320	—	—	603,320
Leisure Time	795,284	—	—	795,284
Lodging	2,200,011	—	—	2,200,011
Machinery - Diversified	3,372,792	—	—	3,372,792
Media	2,715,607	—	—	2,715,607
Metal Fabricate & Hardware	4,086,412	—	—	4,086,412
Mining	4,535,699	—	—	4,535,699
Miscellaneous - Manufacturing	6,310,654	—	—	6,310,654
Office Furnishings	655,594	—	—	655,594
Oil & Gas	9,174,525	—	—	9,174,525
Oil & Gas Services	4,867,900	—	—	4,867,900
Pharmaceuticals	5,936,464	—	—	5,936,464
Pipelines	561,146	—	—	561,146
Real Estate	2,230,829	—	—	2,230,829
REITS	20,738,520	—	—	20,738,520
Retail	24,225,556	—	—	24,225,556
Savings & Loans	970,136	—	—	970,136
Semiconductors	10,180,316	—	—	10,180,316
Software	1,426,172	—	—	1,426,172
Telecommunications	3,667,550	—	—	3,667,550
Textiles	3,192,907	—	—	3,192,907
Toys, Games & Hobbies	277,455	—	—	277,455
Transportation	3,853,496	—	—	3,853,496
Trucking & Leasing	915,797	—	—	915,797
Water	1,276,711	—	—	1,276,711

Total Common Stocks	286,890,679	—	—	286,890,679

Short-Term Investments
Bank Deposits	—	6,980,852	—	6,980,852

Total Short-Term Investments	—	6,980,852	—	6,980,852

Futures Contracts
Buys	8,980	—	—	8,980

Total Futures Contracts	8,980	—	—	8,980

Total	$286,899,659	$6,980,852	$—	$293,880,511

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

Non-US Core Equity

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Argentina	$902,757	$—		$—	$902,757
Australia	47,995,809	0	#	—	47,995,809
Austria	2,285,791	—		—	2,285,791
Belgium	10,636,758	—		—	10,636,758
Bermuda	15,347,549	—		—	15,347,549
Brazil	43,135,085	—		—	43,135,085
British Virgin Islands	27,622	—		—	27,622
Canada	18,796,762	—		—	18,796,762
Cayman Islands	9,541,294	—		—	9,541,294
Chile	1,883,463	—		—	1,883,463
China	8,004,832	—		—	8,004,832
Colombia	1,227,355	—		—	1,227,355
Denmark	20,107,402	—		—	20,107,402
Egypt	2,474,523	—		—	2,474,523
Finland	20,381,915	—		—	20,381,915
France	142,087,864	—		—	142,087,864
Germany	136,330,318	—		—	136,330,318
Greece	6,892,549	—		—	6,892,549
Hong Kong	23,133,459	—		—	23,133,459
Hungary	1,147,438	—		—	1,147,438
India	10,514,397	—		—	10,514,397
Indonesia	9,823,455	—		—	9,823,455
Ireland	8,707,165	—		—	8,707,165
Israel	8,136,980	—		—	8,136,980
Italy	60,112,053	—		—	60,112,053
Japan	382,263,336	—		—	382,263,336
Luxembourg	18,105,897	—		—	18,105,897
Malaysia	4,418,300	—		—	4,418,300
Malta	883,783	—		—	883,783
Mauritius	1,360,413	—		—	1,360,413
Mexico	13,580,205	—		—	13,580,205
Netherlands	53,509,171	—		—	53,509,171
New Zealand	3,503,635	—		—	3,503,635
Norway	39,123,104	—		—	39,123,104
Pakistan	1,107,958	—		—	1,107,958
Philippines	1,820,301	—		—	1,820,301
Portugal	6,770,383	—		—	6,770,383
Qatar	968,721	—		—	968,721
Russia	8,934,890	61,315		—	8,996,205
Singapore	31,956,149	—		—	31,956,149
South Africa	20,943,974	—		—	20,943,974
South Korea	37,510,679	—		—	37,510,679

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Spain	$34,838,874	$—	$—	$34,838,874
Sweden	70,980,668	—	—	70,980,668
Switzerland	146,974,955	—	—	146,974,955
Taiwan	19,985,648	—	—	19,985,648
Thailand	3,804,305	9,581,295	—	13,385,600
Turkey	5,380,460	—	—	5,380,460
United Kingdom	268,260,933	—	—	268,260,933
United States	1,346,646	—	—	1,346,646

Total Common Stocks	1,787,967,983	9,642,610	—	1,797,610,593

Investment Company
United States	17,016,420	—	—	17,016,420

Total Investment Company	17,016,420	—	—	17,016,420

Preferred Stocks
Brazil	4,025,509	—	—	4,025,509
Germany	15,637,627	—	—	15,637,627

Total Preferred Stocks	19,663,136	—	—	19,663,136

Rights
South Africa	64,891	—	—	64,891

Total Rights	64,891	—	—	64,891

Warrants
Bermuda	—	4,263,374	—	4,263,374

Total Warrants	—	4,263,374	—	4,263,374

Options Purchased
Call Options	—	272,577	—	272,577
Put Options	—	395,431	—	395,431

Total Options Purchased	—	668,008		668,008

Short-Term Investments			—
Bank Deposit	—	75,256,893	—	75,256,893

Total Short-Term Investments	—	75,256,893	—	75,256,893

Total	$1,824,712,430	$89,830,885	$—	$1,914,543,315

#	Represents one security at $0 value as of March 31, 2012.

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

Core Opportunistic

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Asset Backed Securities	$—	$34,181,526	$—		$34,181,526
Bank Loans	—	8,050,984	—		8,050,984
Convertible Debt	—	244,020	—		244,020
Corporate Debt	—	330,495,110	24,949	*	330,520,059
Mortgage Backed Securities - Private Issuers	—	27,802,873	—		27,802,873
Mortgage Backed Securities - U.S. Government Agency Obligations	—	329,037,743	—		329,037,743
Municipal Obligations	—	42,997,172	—		42,997,172
Sovereign Debt Obligations	—	31,449,107	—		31,449,107
U.S. Government and Agency Obligations	—	173,034,007	—		173,034,007

Total Debt Obligations	—	977,292,542	24,949		977,317,491

Common Stocks
Auto Manufacturers	213,203	—	—		213,203
Building Materials	60,646	—	—		60,646
Diversified Financial Services	72,335	—	—		72,335

Total Common Stocks	346,184	—	—		346,184

Preferred Stocks
Banks	670,020	—	—		670,020
Diversified Financial Services	2,093,800	—	—		2,093,800

Total Preferred Stocks	2,763,820	—	—		2,763,820

Warrants
Auto Manufacturers	210,311	—	—		210,311
Media	6,447	—	—		6,447
Oil & Gas Services	1,410	—	—		1,410

Total Warrants	218,168	—	—		218,168

Options Purchased
Put Options	138,544	146,005	—		284,549

Total Options Purchased	138,544	146,005	—		284,549

Short-Term Investments
U.S. Government and Agency Obligations	—	68,969,068	—		68,969,068
Bank Deposit	—	27,327,480	—		27,327,480

Total Short-Term Investments	—	96,296,548	—		96,296,548

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts
Buys	$—	$115,973	$—	$115,973
Sales	—	406,933	—	406,933

Total Forward Foreign Currency Contracts	—	522,906	—	522,906

Futures Contracts
Sales	461,276	—	—	461,276

Total Futures Contracts	461,276	—	—	461,276

Interest Rate Swaps	—	228,973	—	228,973
Credit Default Swaps	—	122,785	—	122,785

Total Swap Contracts	—	351,758	—	351,758

Total	$3,927,992	$1,074,609,759	$24,949	$1,078,562,700

*	Includes three securities at $0 value as of March 31, 2012.

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
TBA Sale Commitments	$—	$(20,132,656)	$—	$(20,132,656)

Forward Foreign Currency Contracts
Buys	—	(135,828)	—	(135,828)
Sales	—	(339,883)	—	(339,883)

Total Forward Foreign Currency Contracts	—	(475,711)	—	(475,711)

Futures Contracts
Buys	(638,737)	—	—	(638,737)
Sales	(12,312)	—	—	(12,312)

Total Futures Contracts	(651,049)	—	—	(651,049)

Written Options	(82,588)	(134,491)	—	(217,079)
Credit Default Swaps	—	(1,491)	—	(1,491)

Total	$(733,637)	$(20,744,349)	$—	$(21,477,986)

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In			Transfers Out
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs
Core Opportunistic	$—	$22,363,771	*	$(22,363,771	)*	$—
Short Maturity	$—	$7,331,386	*	$(7,331,386	)*	$—

*	Securities classified as Level 1 at March 31, 2011 are now classified as Level 2. The change in level designation is reflective of the utilization during the current period of valuations, provided by a nationally recognized pricing service, that are based on market observable information (i.e. yield curves).

The following table includes a rollforward of the amounts for the year ended March 31, 2012 for financial instruments classified as Level 3:

Core Opportunistic

Investments in Securities	Balance as of March 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Transfers In (Out) of Level 3		Net Purchases & Sales		Balance as of March 31, 2012		Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2012
DEBT OBLIGATIONS
Corporate Debt	$—	$—	$24,949	$0	[1]^	$0	^^	$24,949	^^^	$24,949

Total	$—	$—	$24,949	$0	[1]^	$0	^^	$24,949	^^^	$24,949

The Funds recognizes transfers between Levels as of the end of the reporting period.

^	Represents three securities at $0 value as of March 31, 2012.
^^	Represents one security received through a Corporate Action at $0 cost.
^^^	Includes three securities at $0 value at March 31, 2012.
[1]	Transfers occurred between Level 2 and Level 3 as a result of certain corporate debt securities being fair valued in accordance with procedures approved by the Trustees.

Disclosures about Derivative Instruments and Hedging Activities

The Funds follow FASB ASC 815 “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”), which requires enhanced disclosures about the Funds’ use of, and accounting for, derivative instruments and the effect on the results of each Fund’s operations and financial position.

Non-US Core Equity held rights during the year as a result of corporate actions. Non-US Core Equity and Core Opportunistic held warrants during the year as a result of corporate actions.

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

At March 31, 2012 and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Small/Mid Cap Value

ASSET DERIVATIVES

	Equity Risk	Total
Futures Contracts(3)	$8,980	$8,980

Total Value	$8,980	$8,980

NET REALIZED GAIN (LOSS)

	Equity Risk	Total
Futures Contracts(9)	$676,059	$676,059

Total Net Realized Gain (Loss)	$676,059	$676,059

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Equity Risk	Total
Futures Contracts(14)	$8,980	$8,980

Total Change in Net Unrealized Appreciation (Depreciation)	$8,980	$8,980

NUMBER OF CONTRACTS(17)

	Equity Risk	Total
Futures Contracts	14	14

Non-US Core Equity

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Rights(1)	$—	$64,891	$64,891
Warrants(1)	—	4,263,374	4,263,374
Options Purchased(1)	668,008	—	668,008

Total Value	$668,008	$4,328,265	$4,996,273

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Rights(7)	$—	$(43,112)	$(43,112)
Warrants(7)	—	(2,976,701)	(2,976,701)
Options Purchased(7)	(690,197)	—	(690,197)
Forward Foreign Currency Contracts(8)	(88,368)	—	(88,368)
Futures Contracts(9)	—	(338,176)	(338,176)

Total Net Realized Gain (Loss)	$(778,565)	$(3,357,989)	$(4,136,554)

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Rights(12)	$—	$8,592	$8,592
Warrants(12)	—	(1,598,563)	(1,598,563)
Options Purchased(12)	(354,600)	—	(354,600)
Forward Foreign Currency Contracts(13)	(347,931)	—	(347,931)
Futures Contracts(14)	—	58,010	58,010

Total Change in Net Unrealized Appreciation (Depreciation)	$(702,531)	$(1,531,961)	$(2,234,492)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Foreign Exchange Risk	Equity Risk	Total
Rights	—	184,999	184,999
Warrants	—	332,969	332,969
Options Purchased	1,350,729,292	—	1,350,729,292
Forward Foreign Currency Contracts	620,426	—	620,426
Futures Contracts	—	33	33

Core Opportunistic

ASSET DERIVATIVES

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Warrants(1)	$—	$—	$—	$218,168	$218,168
Options Purchased(1)	139,222	—	145,327	—	284,549
Forward Foreign Currency Contracts(2)	—	522,906	—	—	522,906
Futures Contracts(3)	461,276	—	—	—	461,276
Swap Contracts(4)	228,973	—	122,785	—	351,758

Total Value	$829,471	$522,906	$268,112	$218,168	$1,838,657

LIABILITY DERIVATIVES

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Forward Foreign Currency Contracts(5)	$—	$(475,711)	$—	$—	$(475,711)
Futures Contracts(3)	(651,049)	—	—	—	(651,049)
Options Written(6)	(120,382)	—	(96,697)	—	(217,079)
Swap Contracts(4)	—	—	(1,491)	—	(1,491)

Total Value	$(771,431)	$(475,711)	$(98,188)	$—	$(1,345,330)

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

NET REALIZED GAIN (LOSS)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Warrants(7)	$—	$—	$—	$(11)	$(11)
Options Purchased(7)	(103,124)	—	—	—	(103,124)
Forward Foreign Currency Contracts(8)	—	(4,077,897)	—	—	(4,077,897)
Futures Contracts(9)	(437,154)	—	—	—	(437,154)
Options Written(10)	654,277	—	93,101	—	747,378
Swap Contracts (11)	1,176,207	—	(12,531)	—	1,163,676

Total Net Realized Gain (Loss)	$1,290,206	$(4,077,897)	$80,570	$(11)	$(2,707,132)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Warrants(12)	$—	$—	$—	$(92,911)	$(92,911)
Options Purchased(12)	3,222	—	(111,894)	—	(108,672)
Forward Foreign Currency Contracts(13)	—	755,032	—	—	755,032
Futures Contracts(14)	(574,944)	—	—	—	(574,944)
Options Written(15)	471,658	—	144,907	—	616,565
Swap Contracts(16)	140,335	—	(48,018)	—	92,317

Total Change in Net Unrealized Appreciation (Depreciation)	$40,271	$755,032	$(15,005)	$(92,911)	$687,387

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Warrants	—	—	—	15,367	15,367
Options Purchased	5,261,792	—	6,595,400	—	11,857,192
Forward Foreign Currency Contracts	—	(21,667,223)	—	—	(21,667,223)
Futures Contracts	1,429	—	—	—	1,429
Options Written	(43,436,875)	—	(21,652,036)	—	(65,088,911)
Swap Contracts	55,903,000	—	16,766,667	—	72,669,667

(1)	Statement of Assets and Liabilities location: Investments, at value.
(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency contracts.
(3)

Cumulative appreciation (depreciation) on futures contracts is reported within the Schedule of Investments under the open “Futures Contracts” section and within the Statement of Assets and Liabilities under Receivable or Payable for variation margin on open futures contracts.

(4)	Statement of Assets and Liabilities location: Swap contracts, at value.
(5)	Statement of Assets and Liabilities location: Payable for open forward foreign currency contracts.
(6)	Statement of Assets and Liabilities location: Written options, at value.
(7)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Investments.
(8)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts and foreign currency related transactions.
(9)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Closed futures contracts.
(10)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Written option contracts.

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

(11)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Swap contracts.
(12)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Investments.
(13)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts and foreign currency related transactions.
(14)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Open futures contracts.
(15)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Written option contracts.
(16)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Swap contracts.
(17)	Amounts disclosed represent average number of contracts, notional amounts, or shares outstanding for the months that the Fund held such derivatives during the year ended March 31, 2012.

The Funds follow FASB ASC 815-10-50 “Disclosures about Credit Derivative and Certain Guarantees”. This applies to written credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees. See Note 2 for a description of credit derivative instruments.

The following is a summary of open credit default swaps positions held in Core Opportunistic at March 31, 2012:

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Maximum Potential Amount of Future Payments by the Fund Under the Contract	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Value
4,400,000	USD	03/20/2021	Goldman Sachs International	Sell	$4,400,000	1.60%	State of Connecticut (Moody’s Rating: Aa2; S&P Rating: AA)	$32,679	$32,679
400,000	USD	12/20/2016	Citibank N.A.	Buy	400,000	(1.00%)	Bank of America Corp., 6.25%, 04/15/12	(40,989)	$22,404
900,000	USD	3/20/2016	Deutsche Bank AG	Buy	900,000	(1.00%)	Kinder Morgan, Inc., 6.50%, 09/01/12	(15,702)	$26,492
1,400,000	USD	3/20/2016	Morgan Stanley Capital Services, Inc.	Buy	1,400,000	(1.00%)	Kinder Morgan, Inc., 6.50%, 09/01/12	(25,884)	$41,210
400,000	USD	12/20/2015	Deutsche Bank AG	Buy	400,000	(1.00%)	Starwood Hotels and Resorts, 6.75%, 05/15/18	(30,295)	$(1,491)

					$7,500,000			$(80,191)	$121,294

(b)  Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized, on securities for which collection is not expected. Withholding taxes on foreign dividend, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal.

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

Prior to December 1, 2011, the Non-US Core Equity Fund is subject to a 2% Imposto sobre Operacoes Financeiras (“IOF”) transaction tax levied by the Brazilian government on certain foreign exchange transactions related to security transactions executed across Brazilian exchanges. The IOF tax has been included in net realized gain (loss) on forward contracts and foreign currency related transactions in the Statement of Operations. Effective December 1, 2011, the IOF tax was reduced to 0% by the Brazilian Government.

(c)  Cash and short-term investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d)  Securities lending

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan. As of March 31, 2012, no Fund had any portfolio securities on loan.

(e)  Repurchase agreements

A Fund may enter into a repurchase agreement where the Fund purchases securities from a bank or broker-dealer who simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to a seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund. As of March 31, 2012, none of the Funds held open repurchase agreements.

(f)  Swaps

A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Whether a Fund’s use of swap agreements or swap options will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap at the time of default, and not the entire notional amount of the swap contract. The Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of counterparty default on swaps.

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The credit default swap agreements may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However,

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit worthiness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or the Subadvisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or Subadvisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. The Fund’s maximum

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor or Subadvisor is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

During the year ended March 31, 2012, Core Opportunistic used swap agreements to adjust interest rate and yield curve exposure or to manage credit exposure. See the Core Opportunistic Schedule of Investments for a listing of open swap agreements as of March 31, 2012.

(g)  Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked-to-market daily, depending upon changes in the price of the underlying securities subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

During the year ended March 31, 2012, Small/Mid Cap Value used futures to equitize cash. Non-US Core Equity used futures to adjust exposure to certain markets and maintain liquidity. Core Opportunistic used futures to adjust interest rate exposure and replicate government bond positions. See the Small/Mid Cap Value and Core Opportunistic Schedules of Investments for a listing of open futures contracts as of March 31, 2012.

(h)  Options

The Funds may purchase and sell (write) put and call options on debt securities and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

During the year ended March 31, 2012, Non-US Core Equity used options to adjust exposure to foreign currency and to efficiently maintain liquidity. Core Opportunistic used options to manage interest rate and volatility exposure.

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

See the Non-US Core Equity and Core Opportunistic Schedules of Investments for a listing of options contracts as of March 31, 2012.

Transactions in written option contracts for Core Opportunistic for the year ended March 31, 2012, is as follows:

	Number of Contracts	Premiums Received
Options outstanding at March 31, 2011	118,500,230	$1,013,596
Options written	123,892,587	1,180,979
Options terminated in closing purchase transactions	(221,801,296)	(1,576,662)
Options expired	(463)	(215,680)

Options outstanding at March 31, 2012	20,591,058	$402,233

(i)  Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Custodian or the Fund’s sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contract. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract.

During the year ended March 31, 2012, Non-US Core Equity used forward foreign currency contracts to adjust exposure to foreign currencies and to efficiently maintain liquidity. Core Opportunistic used forward foreign currency contracts to hedge, cross-hedge or to actively manage non-US Dollar exposures in the Fund. See the Core Opportunistic Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2012.

(j)  Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund’s Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

(k)  When-issued/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as “to-be-announced” (“TBA”) securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date. See the Core Opportunistic Schedule of Investments for TBA sale commitments held as of March 31, 2012.

(l)  Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2012.

(m)  Mortgage-Related and other Asset-Backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedules of Investments for mortgage-backed and asset-backed securities held by Core Opportunistic and Short Maturity as of March 31, 2012.

(n)  Bank loans

Core Opportunistic invests in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement.

(o)  Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Core Opportunistic Schedule of Investments for indexed securities held as of March 31, 2012.

(p)  Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

On March 31, 2012, the following Funds had capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

	Expiring March 31,
	2016	2017	2018	2019
Large Cap Growth	$—	$—	$2,026,562	$—
Large Cap Value	—	19,290,846	106,183,322	—
Non-US Core Equity	—	—	90,921,509	—
Short Maturity	76,814	1,337,794	2,821,093	221,547

Net capital loss carry forwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

For the year ended March 31, 2012, Large Cap Growth has elected to defer to April 1, 2012, post October 2011 capital losses of $2,052,365.

During the year ended March 31, 2012 the following Funds utilized capital loss carryforwards:

Large Cap Growth	$27,176,836
Large Cap Value	21,740,624
Small/Mid Cap Value	6,128,095
Short Maturity	166,085

At March 31, 2012, the following Fund(s) had post enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Non-US Core Equity	$38,522,642	$—

As of March 31, 2012, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth	$358,009,944	$108,513,141	$(3,301,484)	$105,211,657
Large Cap Value	400,514,150	62,707,960	(3,833,134)	58,874,826
Small/Mid Cap Growth	263,131,978	44,270,319	(7,405,718)	36,864,601
Small/Mid Cap Value	263,821,570	36,336,453	(6,286,492)	30,049,961
Non-US Core Equity	1,850,498,498	121,164,463	(57,119,646)	64,044,817
Core Opportunistic	1,053,343,757	37,970,274	(14,087,271)	23,883,003
Short Maturity	43,708,128	486,312	(205,976)	280,336

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies and other basis adjustments.

As of March 31, 2012, the Funds had no uncertain tax positions that would require recognition, derecognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2012 remains subject to examination by the Internal Revenue Service.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

During the years ended March 31, 2012 and March 31, 2011 the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:

	2012		2011
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Large Cap Growth	$799,812	$—	$1,533,041	$—
Large Cap Value	7,996,540	—	4,947,427	—
Small/Mid Cap Growth	4,100,000	21,412,817	—	—
Small/Mid Cap Value	1,204,230	15,751,437	2,802,122	—
Non-US Core Equity	32,578,616	—	26,060,738	—
Core Opportunistic	36,149,295	5,080,438	48,273,520	3,975
Short Maturity	857,686	—	1,083,585	—

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Large Cap Growth	$520,587	$—	$(4,085,364)	$105,211,657	$101,646,880
Large Cap Value	1,825,176	—	(125,480,302)	58,874,743	(64,780,383)
Small/Mid Cap Growth	7,255,437	13,214,615	(1,202)	36,864,602	57,333,452
Small/Mid Cap Value	512,316	6,646,530	(987)	30,049,961	37,207,820
Non-US Core Equity	18,751,301	—	(129,452,803)	63,583,310	(47,118,192)
Core Opportunistic	17,923,099	3,486,288	(14,359)	24,189,332	45,584,360
Short Maturity	145,811	—	(4,457,882)	280,336	(4,031,735)

All other differences are temporary losses related to mostly organizational costs and other timing adjustments.

(q)  Allocation of expenses and income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

(r)  Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

(s)  Credit agreement

The Trust entered into a Credit Agreement on behalf of the Funds (“the Agreement”) with a bank pursuant to a revolving line of credit through June 25, 2012. Borrowings for each Fund under the Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Total Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Agreement the Trust pays an annual commitment fee at the rate 0.15% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to the Overnight Rate plus 1.25%. The Funds did not borrow under the Agreement during the year ended March 31, 2012.

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

(t)  Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3.	Fees and other transactions with affiliates

The Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Assets up to $750 million	Assets in excess of $750 million
Large Cap Growth	0.55%	0.53%
Large Cap Value	0.53%	0.51%
Small/Mid Cap Growth	0.90%	0.90%
Small/Mid Cap Value	0.90%	0.90%
Non-US Core Equity	0.75%	0.73%
Core Opportunistic	0.35%	0.33%
Short Maturity	0.25%	0.23%

Such fees as referenced above are shown in the Advisory fees line in the Statements of Operations. The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent.

The Funds have adopted a plan of marketing and service, or “12b-1 plan” to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds (collectively referred to as the “plans”). The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S and Class Y-1 shares. However, Class S and Class Y-1 shares have not commenced operations.

The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or reimburse expenses. For the year ended March 31, 2012, the fees were reimbursed to the extent that each Fund’s class expenses exceeded the net expense rates as set forth below of average daily net assets of the Fund class. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by a Fund will not cause the Fund to

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

exceed any applicable expense limitation that is in place for the Fund. These reimbursements are shown in the Reimbursement of expenses line in the Statements of Operations.

	Class S	Class Y-1	Class Y-2	Class Y-3
Large Cap Growth	1.07%	1.02%	0.72%	0.57%
Large Cap Value	1.05%	1.00%	0.70%	0.55%
Small/Mid Cap Growth	1.42%	1.37%	1.07%	0.92%
Small/Mid Cap Value	1.42%	1.37%	1.07%	0.92%
Non-US Core Equity	1.32%	1.27%	0.97%	0.82%
Core Opportunistic	0.87%	0.82%	0.52%	0.37%
Short Maturity	0.82%	0.77%	0.47%	0.32%

As of March 31, 2012 only Class Y-3 had commenced operations.

4.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2012, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Large Cap Growth	$—	$259,942,963
Large Cap Value	—	454,369,437
Small/Mid Cap Growth	—	254,330,993
Small/Mid Cap Value	—	242,550,813
Non-US Core Equity	—	2,081,115,586
Core Opportunistic	1,579,260,497	227,993,252
Short Maturity	11,629,295	3,442,752
Sales
Large Cap Growth	—	265,835,701
Large Cap Value	—	443,417,756
Small/Mid Cap Growth	—	268,305,950
Small/Mid Cap Value	—	246,012,153
Non-US Core Equity	—	1,691,648,679
Core Opportunistic	1,417,964,113	182,897,866
Short Maturity	25,036,995	13,943,613

5.	Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap Growth

	Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	4,228,266	$48,170,956	6,060,891	$63,248,838
Shares issued through in-kind contribution	—	—	2,176,215	23,568,413
Shares issued to shareholders in reinvestment of distributions	72,055	799,812	133,308	1,533,041
Shares repurchased	(4,299,177)	(52,840,670)	(8,952,482)	(94,503,741)

Net increase (decrease)	1,144	$(3,869,902)	(582,068)	$(6,153,449)

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

Large Cap Value

	Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	5,880,659	$45,086,185	9,643,487	$70,765,558
Shares issued through in-kind contribution	—	—	2,927,568	21,956,759
Shares issued to shareholders in reinvestment of distributions	1,056,346	7,996,540	640,858	4,947,427
Shares repurchased	(5,130,130)	(42,101,734)	(9,768,225)	(73,276,928)

Net increase	1,806,875	$10,980,991	3,443,688	$24,392,816

Small/Mid Cap Growth

	Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	5,321,710	$60,017,995	7,368,261	$70,741,691
Shares issued to shareholders in reinvestment of distributions	2,564,102	25,512,817	—	—
Shares repurchased	(6,151,112)	(72,287,677)	(5,892,339)	(62,565,838)

Net increase	1,734,700	$13,243,135	1,475,922	$8,175,853

Small/Mid Cap Value

	Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	6,303,350	$59,998,309	8,135,739	$70,169,226
Shares issued to shareholders in reinvestment of distributions	1,907,274	16,955,667	282,472	2,802,122
Shares repurchased	(6,561,837)	(65,374,362)	(6,342,104)	(59,022,121)

Net increase	1,648,787	$11,579,614	2,076,107	$13,949,227

Non-US Core Equity

	Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	61,691,368	$575,035,467	46,740,082	$449,851,919
Shares issued through in-kind contribution*	1,106,339	9,536,640	—	—
Shares issued to shareholders in reinvestment of distributions	3,801,472	32,578,616	2,575,172	26,060,738
Shares repurchased	(21,335,163)	(204,864,696)	(6,994,746)	(70,565,225)

Net increase	45,264,016	$412,286,027	42,320,508	$405,347,432

*	The Fund received a contribution of securities in-kind on December 15, 2011.

Mercer Funds

(formerly known as MGI Funds)

Notes to the Financial Statements (Continued)

March 31, 2012

Core Opportunistic

	Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	14,400,015	$151,180,806	32,658,373	$346,199,317
Shares issued to shareholders in reinvestment of distributions	4,002,887	41,229,733	4,779,950	48,277,495
Shares repurchased	(23,409,106)	(247,775,298)	(10,571,225)	(110,932,043)

Net increase (decrease)	(5,006,204)	$(55,364,759)	26,867,098	$283,544,769

Short Maturity

	Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	396,246	$3,800,000	2,166,595	$20,779,441
Shares issued to shareholders in reinvestment of distributions	90,188	857,686	113,703	1,083,585
Shares repurchased	(2,977,496)	(28,626,906)	(167,722)	(1,627,749)

Net increase (decrease)	(2,491,062)	$(23,969,220)	2,112,576	$20,235,277

6.	Recent accounting pronouncement

In April 2011, the FASB issued Accounting Standards Update (“ASU”) 2011-03 (“ASU 2011-03”) Reconsideration of Effective Control for Repurchase Agreements. ASU 2011-03 amends ASC 860, Transfers and Servicing, in relation to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. At this time, management is evaluating the implication of this change and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact, if any, of applying this provision.

7.	Subsequent events

In accordance with the provisions set forth in FASB ASC 855, “Subsequent Events”, followed by the Funds as of March 31, 2012, management has evaluated the impact of subsequent events existing in the Funds’ financial statements through May 24, 2012, the date the financial statements were available to be issued. Management has determined that there are no material events that would require adjustment or disclosure in the Funds’ financial statements through the date of issuance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Mercer Funds (formerly known as MGI Funds):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mercer Funds (formerly known as MGI Funds), comprising Mercer US Large Cap Growth Equity Fund (formerly known as MGI US Large Cap Growth Equity Fund), Mercer US Large Cap Value Equity Fund (formerly known as MGI US Large Cap Value Equity Fund ), Mercer US Small/Mid Cap Growth Equity Fund (formerly known as MGI US Small/Mid Cap Growth Equity Fund), Mercer US Small/Mid Cap Value Equity Fund (formerly known as MGI US Small/Mid Cap Value Equity Fund), Mercer Non-US Core Equity Fund (formerly known as MGI Non-US Core Equity Fund), Mercer Core Opportunistic Fixed Income Fund (formerly known as MGI Core Opportunistic Fixed Income Fund), and Mercer US Short Maturity Fixed Income Fund (formerly known as MGI US Short Maturity Fixed Income Fund) (the “Funds”), as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Mercer Funds (formerly known as MGI Funds) as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

May 24, 2012

Mercer Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Advisor and each Fund’s Subadvisors use to determine how to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-866-658-9896, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information about Funds’ proxy voting decisions are available without charge, online on the Funds’ website at http://vds.issproxy.com/SearchPage.php?CustomerID=2845.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2012, the amount of long-term capital gains paid were as follows:

Fund
Small/Mid Cap Growth	$21,412,817
Small/Mid Cap Value	15,751,437
Core Opportunistic	5,080,438

Qualified dividend income (“QDI”) received by the Funds through March 31, 2012, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap Growth	$3,714,903
Large Cap Value	10,176,614
Small/Mid Cap Growth	1,671,747
Small/Mid Cap Value	3,319,819
Non-US Core Equity	52,503,403
Core Opportunistic	45,000

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2012, qualified for the dividends received reduction, as follows:

Fund
Large Cap Growth	100.00%
Large Cap Value	93.63%
Small/Mid Cap Growth	13.35%
Small/Mid Cap Value	98.32%
Core Opportunistic	0.11%

Board Approvals of Investment Management Agreement and Subadvisory Agreements during the period October 1, 2011 through March 31, 2012

Mercer US Large Cap Value Equity Fund — Approval of New Subadvisory Agreement

At the meeting of the Board of Trustees (the “Board” or the “Trustees”) of Mercer Funds (the “Trust”) held on September 22-23, 2011 (the “September Meeting”), the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Mercer Investment Management, Inc., the Trust’s investment advisor (the “Advisor” or “MIM”) (together,

Mercer Funds

Additional Information (Unaudited) (Continued)

the “Independent Trustees”), considered and approved the proposed subadvisory agreement (the “Proposed Brandywine Subadvisory Agreement”) between the Advisor and Brandywine Global Investment Management, LLC. (“Brandywine”) with respect to the Mercer US Large Cap Value Equity Fund (the “Large Cap Value Fund”). In considering the approval of the Proposed Brandywine Subadvisory Agreement, the Board was able to draw on its knowledge of the Trust, the Large Cap Value Fund, and the Trust’s other series, as well as the Advisor.

At the September Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Proposed Brandywine Subadvisory Agreement. In determining whether to approve the Proposed Brandywine Subadvisory Agreement, the Board considered the information received in advance of the September Meeting, which included: (i) a copy of a form of Proposed Brandywine Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected and recommended Brandywine for the Board’s approval, and MIM’s rationale for recommending that Brandywine be appointed as a subadvisor to the Large Cap Value Fund; (iii) information regarding the nature, extent, and quality of the services that Brandywine would provide to the Large Cap Value Fund; (iv) information regarding Brandywine’s reputation, investment management business, personnel, prior investment experience and operations; (v) information regarding Brandywine’s brokerage and trading policies and practices; (vi) information regarding the level of subadvisory fees to be charged by Brandywine to comparable mutual funds and institutional separate accounts that Brandywine managed; (vii) information regarding Brandywine’s compliance program; (viii) information regarding Brandywine’s historical performance returns managing an investment mandate similar to the Large Cap Value Fund’s investment mandate, and such performance compared to a relevant index; and (ix) information regarding Brandywine’s financial condition. The Board also considered the substance of discussions with representatives of the Advisor and Brandywine at the September Meeting.

When considering the approval of the Proposed Brandywine Subadvisory Agreement, the Independent Trustees reviewed and analyzed the factors that the Board deemed relevant with respect to Brandywine, including: the nature, extent, and quality of the services to be provided to the Large Cap Value Fund; Brandywine’s management style; the historical performance record of Brandywine in managing pooled investment products similar to the Large Cap Value Fund; the qualifications and experience of the investment professionals at Brandywine who will be responsible for the day-to-day management of Brandywine’s allocated portion of the Large Cap Value Fund’s investment portfolio; and Brandywine’s staffing levels and overall resources. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

In examining the nature, extent and quality of the services to be provided by Brandywine to the Large Cap Value Fund, the Board considered: the specific investment management process and strategy to be employed by Brandywine in managing its allocated portion of the assets of the Fund; the qualifications of Brandywine’s investment professionals with regard to implementing the investment mandate similar to the Large Cap Value Fund’s investment mandate; the performance record of Brandywine’s strategy as compared to a relevant benchmark; and the infrastructure of Brandywine and whether that infrastructure appeared to adequately support Brandywine’s investment strategy. The Board also discussed the Advisor’s review, selection and due diligence process and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Large Cap Value Fund by Brandywine.

All of the Independent Trustees, which constitute a majority of the Board, concluded that the Large Cap Value Fund and its shareholders would benefit from the quality and experience of the members of Brandywine’s portfolio managers and the qualifications of its investment professionals. Based on the consideration and review by the Independent Trustees, which constitute a majority of the Board, of the foregoing information, all of the Independent Trustees concluded that the nature, extent, and quality of the subadvisory services anticipated to be provided by Brandywine to the Large Cap Value Fund, as well as Brandywine’s ability to render such services based on Brandywine’s experience, operations, and resources, were appropriate for the Large Cap Value Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Large Cap Value Fund’s investment portfolio that Brandywine would manage.

The Independent Trustees considered the services that would be rendered by Brandywine and evaluated the compensation to be paid to Brandywine by the Advisor for those services. The Independent Trustees noted that the services that Brandywine would furnish to the Large Cap Value Fund appeared to be comparable to the services that

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Additional Information (Unaudited) (Continued)

Brandywine currently provides to its other advisory and subadvisory clients. The Independent Trustees also considered comparisons of the fees that will be paid to Brandywine by the Advisor in light of the fees that were charged by Brandywine to its other advisory clients.

The Independent Trustees also noted that, while Brandywine’s fee schedule did include breakpoints, this would not be directly relevant to the shareholders of the Large Cap Value Fund, as the Advisor would pay Brandywine’s fees. In addition, the Independent Trustees considered the review, selection, and due diligence process employed by the Advisor, as discussed at this September Meeting, in determining to recommend Brandywine to serve as a subadvisor to the Large Cap Value Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by MIM to Brandywine for its services to the Large Cap Value Fund were reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of Brandywine would be paid by the Advisor from a portion of its management fee, and therefore were not additional fees to be borne by the Large Cap Value Fund or its shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to Brandywine with respect to the assets of the Large Cap Value Fund to be allocated to Brandywine appeared to be within a reasonable range.

The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Brandywine from its relationship with the Large Cap Value Fund and concluded that they were reasonable.

Since the fees to be paid to Brandywine were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Brandywine was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation, earlier in the September Meeting, that the recommended appointment of Brandywine was not affected by the impact that the appointment would have on MIM’s revenues and profitability. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by Brandywine and the proposed fees to be paid to Brandywine by MIM for managing its allocated portion of the Large Cap Value Fund, the potential benefits accruing to Brandywine as a result of serving as a subadvisor to the Large Cap Value Fund were reasonable.

The Independent Trustees noted that Brandywine previously had not managed an allocated portion of the Large Cap Value Fund’s investment portfolio, and therefore, the Independent Trustees could not consider Brandywine’s investment performance in managing the Fund as a factor in evaluating the Proposed Brandywine Subadvisory Agreement. However, the Independent Trustees considered Brandywine’s historical investment performance record, utilizing the investment strategy in managing institutional separate accounts and advising and subadvising other registered investment companies that were comparable to the Large Cap Value Fund. The Independent Trustees also compared the historical investment performance of the strategy to relevant benchmarks. The Board concluded that Brandywine’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Proposed Brandywine Subadvisory Agreement.

The Independent Trustees considered MIM’s recommendation that the hiring of Brandywine as a subadviser to the Large Cap Value Fund would help mitigate any slight growth-tilt in the Fund. The Independent Trustees also considered the Adviser’s explanation of the benefits of Brandywine’s focus on value investing and how that focus would complement the quantitative focused subadvisers of the Fund. The Independent Trustees also considered that the Adviser could accomplish the transition efficiently and economically. The Independent Trustees also considered the fairness and reasonableness of the terms of the Proposed Brandywine Subadvisory Agreement.

The Independent Trustees also noted that they had requested information regarding Brandywine and its fees, and that the Trustees considered the responses provided and found that each of their information requests, formulated with the assistance of independent counsel, had been met and that no other information would be required to make their decision.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, and after a separate meeting of the Independent Trustees and their counsel specifically to review the Subadvisory agreement, concluded that the initial approval of the Proposed Brandywine Subadvisory Agreement was in the best interests of the Large Cap Value Fund and its shareholders, and approved the Proposed Brandywine Subadvisory Agreement.

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Additional Information (Unaudited) (Continued)

Mercer Non-US Core Equity Fund — Approval of New Subadvisory Agreement

At the meeting of the Board of Trustees (the “Board” or the “Trustees”) of Mercer Funds (the “Trust”) held on September 22-23, 2011 (the “September Meeting”), the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Mercer Investment Management, Inc., the Trust’s investment advisor (the “Advisor” or “MIM”) (together, the “Independent Trustees”), considered and approved the proposed subadvisory agreement (the “Proposed Lingohr Subadvisory Agreement”) between the Advisor and Lingohr & Partner North America, Inc. (“Lingohr”) with respect to the Mercer Non-US Core Equity Fund (the “Non-US Fund”). In considering the approval of the Proposed Lingohr Subadvisory Agreement, the Board was able to draw on its knowledge of the Trust, the Non-US Fund, and the Trust’s other series, as well as the Advisor.

At the September Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Proposed Lingohr Subadvisory Agreement. In determining whether to approve the Proposed Lingohr Subadvisory Agreement, the Board considered the information received in advance of the September Meeting, which included: (i) a copy of a form of Proposed Lingohr Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected and recommended Lingohr for the Board’s approval, and MIM’s rationale for recommending that Lingohr be appointed as a subadvisor to the Non-US Fund; (iii) information regarding the nature, extent, and quality of the services that Lingohr would provide to the Non-US Fund; (iv) information regarding Lingohr’s reputation, investment management business, personnel, prior investment experience and operations; (v) information regarding Lingohr’s brokerage and trading policies and practices; (vi) information regarding the level of subadvisory fees to be charged by Lingohr to comparable mutual funds and institutional separate accounts that Lingohr managed; (vii) information regarding Lingohr’s compliance program; (viii) information regarding Lingohr’s historical performance returns managing an investment mandate similar to the Non-US Fund’s investment mandate, and such performance compared to a relevant index; and (ix) information regarding Lingohr’s financial condition. The Board also considered the substance of discussions with representatives of the Advisor and Lingohr at the September Meeting.

When considering the approval of the Proposed Lingohr Subadvisory Agreement, the Independent Trustees reviewed and analyzed the factors that the Board deemed relevant with respect to Lingohr, including: the nature, extent, and quality of the services to be provided to the Non-US Fund; Lingohr’s management style; the historical performance record of Lingohr in managing pooled investment products similar to the Non-US Fund; the qualifications and experience of the investment professionals at Lingohr who will be responsible for the day-to-day management of Lingohr’s allocated portion of the Non-US Fund’s investment portfolio; and Lingohr’s staffing levels and overall resources. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

In examining the nature, extent and quality of the services to be provided by Lingohr to the Non-US Fund, the Board considered: the specific investment management process and strategy to be employed by Lingohr in managing its allocated portion of the assets of the Fund; the qualifications of Lingohr’s investment professionals with regard to implementing the investment mandate similar to the Non-US Fund’s investment mandate; the performance record of Lingohr’s strategy as compared to a relevant benchmark; and the infrastructure of Lingohr and whether that infrastructure appeared to adequately support Lingohr’s investment strategy. The Board also discussed the Advisor’s review, selection and due diligence process and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Non-US Fund by Lingohr.

All of the Independent Trustees, which constitute a majority of the Board, concluded that the Non-US Fund and its shareholders would benefit from the quality and experience of the members of Lingohr’s portfolio managers and the qualifications of its investment professionals. Based on the consideration and review by the Independent Trustees, which constitute a majority of the Board, of the foregoing information, all of the Independent Trustees concluded that the nature, extent, and quality of the subadvisory services anticipated to be provided by Lingohr to the Non-US Fund, as well as Lingohr’s ability to render such services based on Lingohr’s experience, operations, and resources, were appropriate for the Non-US Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Non-US Fund’s investment portfolio that Lingohr would manage.

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Additional Information (Unaudited) (Continued)

The Independent Trustees considered the services that would be rendered by Lingohr and evaluated the compensation to be paid to Lingohr by the Advisor for those services. The Independent Trustees noted that the services that Lingohr would furnish to the Non-US Fund appeared to be comparable to the services that Lingohr currently provides to its other advisory and subadvisory clients. The Independent Trustees also considered comparisons of the fees that will be paid to Lingohr by the Advisor in light of the fees that were charged by Lingohr to its other advisory clients.

The Independent Trustees also noted that, while Lingohr’s fee schedule did include breakpoints, this would not be directly relevant to the shareholders of the Non-US Fund, as the Advisor would pay Lingohr’s fees. In addition, the Independent Trustees considered the review, selection, and due diligence process employed by the Advisor, as discussed at this September Meeting, in determining to recommend Lingohr to serve as a subadvisor to the Non-US Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by MIM to Lingohr for its services to the Non-US Fund were reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of Lingohr would be paid by the Advisor from a portion of its management fee, and therefore were not additional fees to be borne by the Non-US Fund or its shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to Lingohr with respect to the assets of the Non-US Fund to be allocated to Lingohr appeared to be within a reasonable range.

The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Lingohr from its relationship with the Non-US Fund and concluded that they were reasonable.

Since the fees to be paid to Lingohr were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Lingohr was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation, earlier in the September Meeting, that the recommended appointment of Lingohr was not affected by the impact that the appointment would have on MIM’s revenues and profitability. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by Lingohr and the proposed fees to be paid to Lingohr by MIM for managing its allocated portion of the Non-US Fund, the potential benefits accruing to Lingohr as a result of serving as a subadvisor to the Non-US Fund were reasonable.

The Independent Trustees noted that Lingohr previously had not managed an allocated portion of the Non-US Fund’s investment portfolio, and therefore, the Independent Trustees could not consider Lingohr’s investment performance in managing the Fund as a factor in evaluating the Proposed Lingohr Subadvisory Agreement. However, the Independent Trustees considered Lingohr’s historical investment performance record, utilizing the investment strategy in managing institutional separate accounts and advising and subadvising other registered investment companies that were comparable to the Non-US Fund. The Independent Trustees also compared the historical investment performance of the strategy to relevant benchmarks. The Board concluded that Lingohr’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Proposed Subadvisory Agreement.

The Independent Trustees considered MIM’s recommendation that Lingohr’s fundamental analysis and proprietary stock screening and ranking methodology would provide benefits to the Non-US Fund. The Independent Trustees also considered how Lingohr’s strategy would complement the strategies of the other subadvisers to the Non-US Fund. The Independent Trustees also considered the fairness and reasonableness of the Proposed Lingohr Subadvisory Agreement.

The Independent Trustees also noted that they had requested information regarding Lingohr and its fees, and that the Trustees considered the responses provided and found that each of their information requests, formulated with the assistance of independent counsel, had been met and that no other information would be required to make their decision.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, and after a

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Additional Information (Unaudited) (Continued)

separate meeting of the Independent Trustees and their counsel specifically to review the Subadvisory agreement, concluded that the initial approval of the Proposed Lingohr Subadvisory Agreement was in the best interests of the Non-U.S. Fund and its shareholders, and approved the Proposed Lingohr Subadvisory Agreement.

Mercer US Large Cap Value Equity Fund — Approval of New Subadvisory Agreement

At the meeting of the Board of Trustees (the “Board” or the “Trustees”) of Mercer Funds (the “Trust”) held on December 8, 2011 (the “December Meeting”), the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Mercer Investment Management, Inc., the Trust’s investment advisor (the “Advisor” or “MIM”) (together, the “Independent Trustees”), considered and approved the proposed subadvisory agreement (the “Proposed TBCAM Subadvisory Agreement”) between the Advisor and The Boston Company Asset Management, LLC. (“TBCAM”) with respect to the Mercer US Large Cap Value Equity Fund (the “Large Cap Value Fund”). In considering the approval of the Proposed TBCAM Subadvisory Agreement, the Board was able to draw on its knowledge of the Trust, the Large Cap Value Fund, and the Trust’s other series, as well as the Advisor.

At the December Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Proposed TBCAM Subadvisory Agreement. In determining whether to approve the Proposed TBCAM Subadvisory Agreement, the Board considered the information received in advance of the December Meeting, which included: (i) a copy of a form of Proposed TBCAM Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected and recommended TBCAM for the Board’s approval, and MIM’s rationale for recommending that TBCAM be appointed as a subadvisor to the Large Cap Value Fund; (iii) information regarding the nature, extent, and quality of the services that TBCAM would provide to the Large Cap Value Fund; (iv) information regarding TBCAM’s reputation, investment management business, personnel, prior investment experience and operations; (v) information regarding TBCAM’s brokerage and trading policies and practices; (vi) information regarding the level of subadvisory fees to be charged by TBCAM to comparable mutual funds and institutional separate accounts that TBCAM managed; (vii) information regarding TBCAM’s compliance program; (viii) information regarding TBCAM’s historical performance returns managing an investment mandate similar to the Large Cap Value Fund’s investment mandate, and such performance compared to a relevant index; and (ix) information regarding TBCAM’s financial condition. The Board also considered the substance of discussions with representatives of the Advisor and TBCAM at the December Meeting.

When considering the approval of the Proposed TBCAM Subadvisory Agreement, the Independent Trustees reviewed and analyzed the factors that the Board deemed relevant with respect to TBCAM, including: the nature, extent, and quality of the services to be provided to the Large Cap Value Fund; TBCAM’s management style; the historical performance record of TBCAM in managing pooled investment products similar to the Large Cap Value Fund; the qualifications and experience of the investment professionals at TBCAM who will be responsible for the day-to-day management of TBCAM’s allocated portion of the Large Cap Value Fund’s investment portfolio; and TBCAM’s staffing levels and overall resources. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

In examining the nature, extent and quality of the services to be provided by TBCAM to the Large Cap Value Fund, the Board considered: the specific investment management process and strategy to be employed by TBCAM in managing its allocated portion of the assets of the Fund; the qualifications of TBCAM’s investment professionals with regard to implementing the investment mandate similar to the Large Cap Value Fund’s investment mandate; the performance record of TBCAM’s strategy as compared to a relevant benchmark; and the infrastructure of TBCAM and whether that infrastructure appeared to adequately support TBCAM’s investment strategy. The Board also discussed the Advisor’s review, selection and due diligence process and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Large Cap Value Fund by TBCAM.

All of the Independent Trustees, which constitute a majority of the Board, concluded that the Large Cap Value Fund and its shareholders would benefit from the quality and experience of the members of TBCAM’s portfolio managers and the qualifications of its investment professionals. Based on the consideration and review by the Independent Trustees, which constitute a majority of the Board, of the foregoing information, all of the Independent Trustees

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Additional Information (Unaudited) (Continued)

concluded that the nature, extent, and quality of the subadvisory services anticipated to be provided by TBCAM to the Large Cap Value Fund, as well as TBCAM’s ability to render such services based on TBCAM’s experience, operations, and resources, were appropriate for the Large Cap Value Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Large Cap Value Fund’s investment portfolio that TBCAM would manage.

The Independent Trustees considered the services that would be rendered by TBCAM and evaluated the compensation to be paid to TBCAM by the Advisor for those services. The Independent Trustees noted that the services that TBCAM would furnish to the Large Cap Value Fund appeared to be comparable to the services that TBCAM currently provides to its other advisory and subadvisory clients. The Independent Trustees also considered comparisons of the fees that will be paid to TBCAM by the Advisor in light of the fees that were charged by TBCAM to its other advisory clients.

The Independent Trustees concluded that the proposed subadvisory fee that will be payable to TBCAM appeared to compare favorably to the fees charged by TBCAM to its other investment company clients. The Independent Trustees also noted that, while TBCAM’s fee schedule did include breakpoints, this would not be directly relevant to the shareholders of the Large Cap Value Fund, as the Advisor would pay TBCAM’s fees. In addition, the Independent Trustees considered the review, selection, and due diligence process employed by the Advisor, as discussed at this December Meeting, in determining to recommend TBCAM to serve as a subadvisor to the Large Cap Value Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by MIM to TBCAM for its services to the Large Cap Value Fund were reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of TBCAM would be paid by the Advisor from a portion of its management fee, and therefore were not additional fees to be borne by the Large Cap Value Fund or its shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to TBCAM with respect to the assets of the Large Cap Value Fund to be allocated to TBCAM appeared to be within a reasonable range.

The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to TBCAM from its relationship with the Large Cap Value Fund and concluded that they were reasonable.

Since the fees to be paid to TBCAM were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of TBCAM was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation, earlier in the December Meeting, that the recommended appointment of TBCAM was not affected by the impact that the appointment would have on MIM’s revenues and profitability. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by TBCAM and the proposed fees to be paid to TBCAM by MIM for managing its allocated portion of the Large Cap Value Fund, the potential benefits accruing to TBCAM as a result of serving as a subadvisor to the Large Cap Value Fund were reasonable.

The Independent Trustees noted that TBCAM previously had not managed an allocated portion of the Large Cap Value Fund’s investment portfolio, and therefore, the Independent Trustees could not consider TBCAM’s investment performance in managing the Fund as a factor in evaluating the Proposed TBCAM Subadvisory Agreement. However, the Independent Trustees considered TBCAM’s historical investment performance record, utilizing the investment strategy in managing institutional separate accounts and advising and subadvising other registered investment companies that were comparable to the Large Cap Value Fund. The Independent Trustees also compared the historical investment performance of the strategy to relevant benchmarks. The Board concluded that TBCAM’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Proposed TBCAM Subadvisory Agreement.

The Independent Trustees considered MIM’s recommendation that the hiring of TBCAM as a subadviser to the Large Cap Value Fund would help mitigate any slight growth-tilt in the Fund as well as provide the Fund with a strategy that had historically shown the ability to outperform during up markets. The Independent Trustees also considered the Adviser’s explanation of the benefits of TBCAM’s focus on value investing and how that focus would complement the quantitative focused subadvisers of the Fund. The Independent Trustees also considered that

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Additional Information (Unaudited) (Continued)

the Adviser could accomplish the transition efficiently and economically. The Independent Trustees also considered the fairness and reasonableness of the terms of the Proposed TBCAM Subadvisory Agreement.

The Independent Trustees also noted that they had requested information regarding TBCAM and its fees, and that the Trustees considered the responses provided and found that each of their information requests, formulated with the assistance of independent counsel, had been met and that no other information would be required to make their decision.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, and after a separate meeting of the Independent Trustees and their counsel specifically to review the Subadvisory agreement, concluded that the initial approval of the Proposed TBCAM Subadvisory Agreement was in the best interests of the Large Cap Value Fund and its shareholders, and approved the Proposed TBCAM Subadvisory Agreement.

Mercer US Small/Mid Cap Growth Equity Fund — Approval of New Subadvisory Agreement

At the meeting of the Board of Trustees (the “Board” or the “Trustees”) of Mercer Funds (the “Trust”) held on March 8-9, 2012 (the “March Meeting”), the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Mercer Investment Management, Inc., the Trust’s investment advisor (the “Advisor” or “MIM”) (together, the “Independent Trustees”), considered and approved the proposed subadvisory agreement (the “Proposed Palisade Subadvisory Agreement”) between the Advisor and Palisade Capital Management, L.L.C. (“Palisade”) with respect to the Mercer US Small/Mid Cap Growth Equity Fund (the “Small/Mid Growth Fund”). In considering the approval of the Proposed Palisade Subadvisory Agreement, the Board was able to draw on its knowledge of the Trust, the Small/Mid Growth Fund, and the Trust’s other series, as well as the Advisor.

At the March Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Proposed Palisade Subadvisory Agreement. In determining whether to approve the Proposed Palisade Subadvisory Agreement, the Board considered the information received in advance of the March Meeting, which included: (i) a copy of a form of Proposed Palisade Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected and recommended Palisade for the Board’s approval, and MIM’s rationale for recommending that Palisade be appointed as a subadvisor to the Small/Mid Growth Fund, and how Palisade would supplement the Fund’s remaining subadvisors; (iii) information regarding the nature, extent, and quality of the services that Palisade would provide to the Small/Mid Growth Fund; (iv) information regarding Palisade’s reputation, investment management business, personnel, prior investment experience and operations; (v) information regarding Palisade’s brokerage and trading policies and practices; (vi) information regarding the level of subadvisory fees to be charged by Palisade for its services to the Small/Mid Growth Fund and a comparison of those fees to other accounts that Palisade managed; (vii) information regarding Palisade’s compliance program; (viii) information regarding Palisade’s historical performance returns managing an investment mandate similar to the Small/Mid Growth Fund’s investment mandate, and such performance compared to a relevant index; and (ix) information regarding Palisade’s financial condition. The Board also considered the substance of discussions with representatives of the Advisor and Palisade at the March Meeting.

When considering the approval of the Proposed Palisade Subadvisory Agreement, the Independent Trustees reviewed and analyzed the factors that the Board deemed relevant with respect to Palisade, including: the nature, extent, and quality of the services to be provided to the Small/Mid Growth Fund; Palisade’s management style and investment decision-making process; the historical performance record; the qualifications and experience of the investment professionals at Palisade who will be responsible for the day-to-day management of Palisade’s allocated portion of the Small/Mid Growth Fund’s investment portfolio; and Palisade’s staffing levels and overall resources. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

In examining the nature, extent and quality of the services to be provided by Palisade to the Small/Mid Growth Fund, the Board considered: the specific investment management process and strategy to be employed by Palisade in managing its allocated portion of the assets of the Fund; the qualifications of Palisade’s investment professionals

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Additional Information (Unaudited) (Continued)

with regard to implementing the investment mandate relating to the allocated portion of the Small/Mid Growth Fund’s investment portfolio that would be managed by Palisade; the performance record of Palisade’s strategy as compared to a relevant benchmark; and the infrastructure of Palisade and whether that infrastructure appeared to adequately support Palisade’s investment strategy. The Board also discussed the Advisor’s review, selection and due diligence process and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Small/Mid Growth Fund by Palisade.

All of the Independent Trustees, which constitute a majority of the Board, concluded that the Small/Mid Growth Fund and its shareholders would benefit from the quality and experience of the members of Palisade’s portfolio managers and the qualifications of its investment professionals. Based on the consideration and review by the Independent Trustees, which constitute a majority of the Board, of the foregoing information, all of the Independent Trustees concluded that the nature, extent, and quality of the subadvisory services anticipated to be provided by Palisade to the Small/Mid Growth Fund, as well as Palisade’s ability to render such services based on Palisade’s experience, operations, and resources, were appropriate for the Small/Mid Growth Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Small/Mid Growth Fund’s investment portfolio that Palisade would manage.

The Independent Trustees considered the services that would be rendered by Palisade and evaluated the compensation to be paid to Palisade by the Advisor for those services. The Independent Trustees noted that the services that Palisade would furnish to the Small/Mid Growth Fund appeared to be comparable to the services that Palisade currently provides to its other advisory and subadvisory clients. The Independent Trustees also considered comparisons of the fees that will be paid to Palisade by the Advisor in light of the fees that were charged by Palisade to its other advisory clients. The Independent Trustees also considered that the fees agreed to by Palisade were the result of an arm’s length bargain.

The Independent Trustees also noted that, while Palisade’s fee schedule did include breakpoints, this would not be relevant to the shareholders of the Small/Mid Growth Fund, as the Advisor would pay Palisade’s fees. It was also noted that, over time, the subadvisory fee breakpoint would help offset expense reimbursements paid by the Advisor, which would be considered as part of the Board’s review of the Advisor’s contract, particularly when reviewing the Advisors profitability. In addition, the Independent Trustees considered the review, selection, and due diligence process employed by the Advisor, as discussed at this March Meeting, in determining to recommend Palisade to serve as a subadvisor to the Small/Mid Growth Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by MIM to Palisade for its services to the Small/Mid Growth Fund were reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of Palisade would be paid by the Advisor from a portion of its management fee, and therefore were not additional fees to be borne by the Small/Mid Growth Fund or its shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to Palisade with respect to the assets of the Small/Mid Growth Fund to be allocated to Palisade appeared to be within a reasonable range.

The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Palisade from its relationship with the Small/Mid Growth Fund and concluded that they were reasonable.

Since the fees to be paid to Palisade were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Palisade was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation, earlier in the March Meeting, that the recommended appointment of Palisade was not affected by the impact that the appointment would have on MIM’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of Palisade may allow the Advisor to reach profitability when managing the Small/Mid Growth Fund slightly more quickly. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by Palisade and the proposed fees to be paid to Palisade by MIM for managing its allocated portion of the Small/Mid Growth Fund, the potential benefits accruing to Palisade as a result of serving as a subadvisor to the Small/Mid Growth Fund were reasonable.

Mercer Funds

Additional Information (Unaudited) (Continued)

The Independent Trustees noted that Palisade previously had not managed an allocated portion of the Small/Mid Growth Fund’s investment portfolio, and therefore, the Independent Trustees could not consider Palisade’s investment performance in managing the Fund as a factor in evaluating the Proposed Palisade Subadvisory Agreement. However, the Independent Trustees considered Palisade’s historical investment performance record, utilizing the investment strategy in managing commingled and separate accounts. The Independent Trustees also compared the historical investment performance of the strategy to relevant benchmarks. The Board concluded that Palisade’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Proposed Palisade Subadvisory Agreement.

The Independent Trustees considered MIM’s recommendation that the hiring of Palisade as a subadviser to the Small/Mid Growth Fund would help lower the overall capitalization size of the Small/Mid Growth Fund’s portfolio, mitigate any slight value tilt in the portfolio as well as to potentially improve the upside capture of the Small/Mid Growth Fund without materially impacting the ability of the Small/Mid Growth Fund to protect capital in down markets. The Independent Trustees also considered that the Adviser could accomplish the transition efficiently and economically. The Independent Trustees also considered the fairness and reasonableness of the terms of the Proposed Palisade Subadvisory Agreement.

The Independent Trustees also noted that they had requested information regarding Palisade and its fees, and that the Trustees considered the responses provided and found that each of their information requests, formulated with the assistance of independent counsel, had been met and that no other information would be required to make their decision.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, and after a separate meeting of the Independent Trustees and their counsel specifically to review the Subadvisory agreement, concluded that the initial approval of the Proposed Palisade Subadvisory Agreement was in the best interests of the Small/Mid Growth Fund and its shareholders, and approved the Proposed Palisade Subadvisory Agreement.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2011 through March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.57%	1,000.00	1,278.50	1,139.25	3.25
Hypothetical	0.57%	1,000.00	1,022.15	1,011.08	2.88

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 183/366

Large Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.55%	1,000.00	1,272.80	1,136.40	3.13
Hypothetical	0.55%	1,000.00	1,022.25	1,011.13	2.78

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 183/366

Small/Mid Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.92%	1,000.00	1,297.50	1,148.75	5.28
Hypothetical	0.92%	1,000.00	1,020.40	1,010.20	4.65

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 183/366

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Small/Mid Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.92%	1,000.00	1,286.20	1,143.10	5.26
Hypothetical	0.92%	1,000.00	1,020.40	1,010.20	4.65

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 183/366

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.82%	1,000.00	1,148.40	1,074.20	4.40
Hypothetical	0.82%	1,000.00	1,020.90	1,010.45	4.14

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 183/366

Core Opportunistic — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.37%	1,000.00	1,036.30	1,018.15	1.88
Hypothetical	0.37%	1,000.00	1,023.15	1,011.58	1.87

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 183/366

Short Maturity — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.32%	1,000.00	1,008.00	1,004.00	1.61
Hypothetical	0.32%	1,000.00	1,023.40	1,011.70	1.62

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.32%, multiplied by the average account value over the period, multiplied by 183/366

Mercer Funds

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (68)	Trustee	Since 2005	Mr. Bains is retired.	8	Mr. Bains is a director of BG Medicine, Inc. and Trustee of BofA Fund Series Trust (11 portfolios).

Adela M. Cepeda A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, IL 60606 (54)	Chairperson and Trustee	Chairperson Since 2011, Trustee Since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. (a financial advisory firm) since 1995.	8	Ms. Cepeda is a director of The UBS Funds (19 portfolios), UBS Relationship Funds (25 portfolios), Fort Dearborn Income Securities, Inc., SMA Relationship Trust (5 portfolios, Consulting Group Capital Markets Funds (11 portfolios), and the Amalgamated Bank of Chicago.

Gail A. Schneider 99 High Street Boston, MA 02110 (63)	Trustee	Since 2009	Ms. Schneider is a self-employed consultant since 2007. From 2002 to 2007, Ms. Schneider was retired.	8	None

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Richard Nuzum** (43)	Trustee, President, and Chief Executive Officer	Since 2010	Mr. Nuzum is President and Global Business Leader of Mercer’s Investment Management Business since 2009. Mr. Nuzum was Americas Business Leader for Mercer Investment Consulting from 2005-2008.	8	Mr. Nuzum is a trustee of Mercer Trust Company and a director of Mercer Investment Management, Inc. Mr. Nuzum served as a director of Mercer Investment Consulting, Inc. from 2005 to 2008.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has eight portfolios effective December 31, 2011. The eighth portfolio, Mercer Emerging Markets Equity Fund, commenced operations on May 1, 2012.

**	Mr. Nuzum is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with the Advisor.

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Tom Murphy (40)	Vice President and Chief Investment Officer	Since 2011	Mr. Murphy is President and Chief Investment Officer of Mercer Investment Management, Inc. since 2011. Previously, Mr. Murphy was a Business Leader for Mercer Investment Management in EMEA since 2006.

Richard S. Joseph (47)	Vice President, Treasurer, and Chief Financial Officer	Since 2005	Mr. Joseph is Chief Operating Officer, Mercer Investment Management, Inc. since 2005.

Scott M. Zoltowski (43)	Vice President, Chief Legal Officer and Secretary	Since 2008	Mr. Zoltowski is a partner of Mercer (US) Inc. and serves as Global Chief Counsel - Investments, for Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. Mr. Zoltowski was Senior Counsel and Vice President for State Street Global Advisors (2006-2008).

Colin Dean (35)	Vice President and Assistant Secretary	Since 2010	Mr. Dean has served as Legal Counsel - Investments for Mercer Investment Management, Inc. since 2010. Prior to that, Mr. Dean was an Associate at Dechert LLP (2007-2010) and Associate Counsel at Affiliated Managers Group, Inc. (2005-2007).

Christopher Ray (49)	Vice President	Since 2006	Mr. Ray is a Vice President and Portfolio Manager of Mercer Investment Management, Inc. since 2005.

Manny Weiss (63)	Vice President	Since 2010	Mr. Weiss is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2009. From 2006 to 2008, Mr. Weiss worked for 21 Capital Group, an affiliate of Old Mutual Asset Management, in Hedge Fund Manager Research and Client Service.

Wil Berglund (40)	Vice President	Since 2010	Mr. Berglund is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2009. From 2000 to 2008, Mr. Berglund held several positions with Putnam Investments including fixed income portfolio manager.

Mark Gilbert (39)	Vice President and Chief Compliance Officer	Since 2011	Mr. Gilbert is the Chief Compliance Officer - Investments of Mercer Investment Management, Inc. since 2011. He previously held the position of Americas Compliance Leader - Investments since 2007.

†	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of Mercer Funds (formerly known as MGI Funds) are distributed by MGI Funds Distributors, LLC (formerly known as MGI Funds Distributors, Inc.).

Item 2.	Code of Ethics.

As of March 31, 2011, the Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Treasurer. For the year ended March 31, 2012, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a) (1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr., who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $260,025 and $267,450 for the fiscal years ended March 31, 2011 and March 31, 2012, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2011 and March 31, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $32,750 and $41,650 for the fiscal years ended March 31, 2011 and March 31, 2012, respectively.

(d) All Other Fees – There were no other fees billed for the fiscal years ended March 31, 2011 and March 31, 2012 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2012 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	There were no aggregate fees billed for the fiscal year ended March 31, 2012 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics for the Registrant’s Principal Executive Officer and Treasurer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercer Funds (formerly known as MGI Funds)

By (Signature and Title)	By: /s/ Richard Nuzum
Richard Nuzum President and Chief Executive Officer (Principal Executive Officer)

Date	May 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	By: /s/ Richard Nuzum
Richard Nuzum President and Chief Executive Officer (Principal Executive Officer)

Date	May 24, 2012

By (Signature and Title)	By: /s/Richard S. Joseph
Richard S. Joseph Vice President, Treasurer and Principal Accounting Officer (Principal Financial Officer)

Date	May 24, 2012